UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Target Asset Allocation
Funds (fka Strategic Partners
Asset Allocation Funds)

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2006

Date of reporting period:	7/31/2006

Item 1 – Reports to Stockholders

ANNUAL REPORT

JULY 31, 2006

TARGET CONSERVATIVE ALLOCATION FUND

OBJECTIVE

Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

September 15, 2006

Dear Shareholder:

We hope that you find the annual report for the Target Conservative Allocation Fund (formerly Strategic Partners Conservative Allocation Fund) informative and useful.

Target Asset Allocation Funds will be managed exactly as they have been in the past, with institutional-quality asset managers selected, matched, and monitored by the same research team as before. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths. This approach has led to competitive long-term performance.

You also will retain exchange privileges with any fund in Prudential’s JennisonDryden mutual fund family.

We believe your Target Conservative Allocation Fund will remain an excellent way for you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Conservative Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 7/31/06
	One Year	Five Years	Since Inception[1]
Class A	2.20%	29.47%	53.89%
Class B	1.40	24.71	45.38
Class C	1.40	24.71	45.38
Class M	1.41	N/A	9.32
Class R	1.93	N/A	10.34
Class X	1.41	N/A	9.22
Class Z	2.47	31.15	56.86
S&P 500 Index[2]	5.38	14.93	**
Customized Blend[3]	2.98	25.93	***
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.[4]	3.09	23.31	****

Average Annual Total Returns[5] as of 6/30/06
	One Year	Five Years	Since Inception[1]
Class A	–2.41%	4.14%	4.98%
Class B	–2.12	4.39	4.99
Class C	1.64	4.56	4.99
Class M	–3.03	N/A	2.39
Class R	3.00	N/A	5.61
Class X	–2.95	N/A	2.39
Class Z	3.54	5.61	6.03
S&P 500 Index[2]	8.62	2.49	**
Customized Blend[3]	3.31	4.70	***
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.[4]	3.27	4.27	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Customized Benchmark for Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Brothers U.S. Aggregate Bond Index (60%). The Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

4The Lipper Mix-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/06 are 23.54% for Classes A, B, C, and Z; and 18.41% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/06 are 2.74% for Classes A, B, C, and Z; and 9.75% for Classes M, R, and X.

***Customized Blend Closest Month-End to Inception cumulative total returns as of 7/31/06 are 45.41% for Classes A, B, C, and Z; and 10.57% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/06 are 4.95% for Classes A, B, C, and Z; and 5.44% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/06 are 40.94% for Classes A, B, C, and Z; and 8.32% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/06 are 4.46% for Classes A, B, C, and Z; and 4.27% for Classes M, R, and X.

Target Asset Allocation Funds/Target Conservative Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Target Conservative Allocation Fund (the Fund) is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2006, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Conservative Allocation Fund	5

Investment Advisor’s Report

The U.S. economy, in particular, and the global economy overall continued to grow comfortably throughout the 12 months ended July 31, 2006, but the stock markets went through four distinct phases in this period. These reflected changing confidence that growth would continue and not be choked off by rising interest rates.

As the period began, there was concern that high oil prices would slow global economic growth. The stock markets declined gradually while bonds had a good August. Then a combination of evidence of robust international growth and the prospect of domestic rebuilding after Hurricane Katrina kicked off a rapid rise in share prices in the last quarter of 2005 and the first four months of 2006. Emerging market stocks, underpinned by several favorable long-term trends, had a particularly strong run. In the U.S. market, shares of smaller companies with rapid earnings growth (small-cap growth stocks) led because their earnings tend to be particularly responsive to changes in the economic climate. Among large-cap stocks, value stocks (shares that are inexpensive compared to a firm’s assets or earnings prospects) took the lead. Bond investors faced evidence that the Federal Reserve would continue its long sequence of small interest-rate boosts. Since rising rates drive down the prices of bonds already on the market, most bond returns were low. In bond sectors where credit concerns have a larger impact on prices—such as high yield, non-investment—grade municipal, and emerging market bonds—performance was somewhat better.

However, new data in the second quarter of 2006 showed inflation pressures building up and consumer spending flagging. In the second week of May, stock markets plunged around the world. The more volatile asset classes, which had benefited from the strong markets earlier, now fell most. Emerging market stocks fell almost 25% peak to trough. Among domestic stocks, small-cap growth stocks fell furthest. The markets stabilized in June and finished the reporting period on a gradual recovering trend, but value stocks continued to outperform in both large-cap and small-cap markets as investor confidence continued to be weak.

Over the Fund’s full 12-month fiscal year, value investing was significantly ahead of growth investing in both capitalization ranges, providing a moderate return in small caps and a good one in large caps. International stocks performed much better than domestic stocks. Some of the return in developed market countries was due to the rise in asset prices as the dollar dropped sharply against other major currencies, but returns measured in local currencies also were good. A very strong Japanese stock market contributed to the excellent performance. Bond prices were held down by concerns about rising inflation and interest rates throughout the 12-month period, and generally provided lower returns than cash equivalents.

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In terms of industries, oil and other energy industries led the domestic large-cap and small-cap markets, and energy equipment & services had a very substantial advance in the international markets. Materials & processing stocks, particularly metals, and the financial services sector also produced significant above-average returns globally. Domestic stocks of firms dependent on consumer discretionary spending declined substantially, but the international textiles & apparel industry made significant advances and other international consumer stocks generally fared well.

Analysis of the fund’s performance

The Target Conservative Allocation Fund’s performance is compared with a customized benchmark composed of broad indexes for stocks and bonds in a 40%/60% asset allocation that is considered appropriate for a conservative balance of risk and return potential. The Fund is one of three Target Asset Allocation Funds. Institutional investment managers are subadvisors for these funds, one or more managing each asset class. The Fund actively manages its allocations to these subadvisors based on its projection of how their asset classes and investment styles are likely to perform in the near future. The Fund’s Class A shares returned 2.20% over the reporting period, slightly below its benchmark (+2.98%) and the Lipper Mixed-Asset Target Allocation Conservative Funds Average (+3.09%). Including the one-time sales charge on Class A shares, the return was –3.42%.

Strategic Partners Asset Allocation Funds were renamed Target Asset Allocation Funds as of 9/29/2006. Their management did not change.

The Fund’s performance relative to its benchmark can be analyzed into two components:

•	Asset allocation decisions. Did differences between the Fund’s asset allocation and the distribution of different asset classes within the custom benchmark index help or hurt its return?

•	Asset managers’ performance. Did the various asset managers outperform or underperform their asset class indexes?

The Fund’s asset composition benefited from allocations to high yield bonds and cash (very short-term investments), neither of which is represented in its benchmark. High yield (“junk”) bonds have lower credit ratings than investment-grade bonds and normally carry higher yields as a result. In a growing economy, investors were less concerned about credit quality and more concerned about rising interest rates, a favorable environment for high yield bonds. Their contribution to the Fund’s return was enhanced by the performance of Goldman Sachs Asset Management, which outperformed its benchmark for high yield bonds. The Fund also benefited from its

Target Asset Allocation Funds/Target Conservative Allocation Fund	7

Investment Advisor’s Report (continued)

overweight in small-cap value stocks. It was hurt by its underweight in core bonds, although the strong performance of Pacific Investment Management Company (PIMCO) managing the core bond portfolio offset much of the impact. Underweights in large-cap stocks tended to hurt in a market that generally favored larger companies. Overall, however, active asset allocation made a positive contribution to the Fund’s performance.

Of the Fund’s asset managers, in addition to the strong performances already mentioned, both Goldman Sachs Asset Management and Marsico Capital Management added value to the Fund’s large-cap growth holdings, somewhat offsetting the weakness of the asset class generally. However, the performance of its value stocks detracted from its relative performance. Hotchkis and Wiley’s large-cap value holdings suffered from a substantial underweight in the energy sector and from not holding positions in several sizable constituents of the Index that performed particularly well. This underperformance was the largest asset management factor in the Fund’s underperformance. In the Fund’s much smaller allocation to small-cap value stocks, EARNEST Partners’ overweights in certain home builders detracted significantly as fear of rising interest rates and a cooling housing market hurt home builders.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Target Asset Allocation Funds

Strategic policy development

•	Each fund’s strategic (long-term) asset allocation strategy is based on research into the historical and expected returns of various asset classes and their associated risks.

•	We analyze worldwide economic and market factors to arrive at an outlook for the economy and the capital markets. These views guide our decisions about each fund’s equity and fixed income allocations.

•	We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments.

•	Each fund uses a diversified mix of asset classes with proven money managers investing in their area of expertise.

Dynamic management

•	We make dynamic (medium-term) asset allocation adjustments based on our perspective of the macroeconomic environment, the capital markets, and the investment strengths of the various asset managers. Our asset allocation team draws upon its own research into current market conditions, Wall Street research, and the asset managers’ insights.

We monitor changes in personnel, practices, and performance at the various asset management companies. Managers may be changed or new portions added to a fund if we think it will improve the fund’s performance.

Target Asset Allocation Funds/Target Conservative Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2006, at the beginning of the period, and held through the six-month period ended July 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Target Asset Allocation Funds that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Conservative Allocation Fund		Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$992.80	1.35%	$6.67
	Hypothetical	$1,000.00	$1,018.10	1.35%	$6.76

Class B	Actual	$1,000.00	$989.00	2.10%	$10.36
	Hypothetical	$1,000.00	$1,014.38	2.10%	$10.49

Class C	Actual	$1,000.00	$989.00	2.10%	$10.36
	Hypothetical	$1,000.00	$1,014.38	2.10%	$10.49

Class M	Actual	$1,000.00	$989.00	2.10%	$10.36
	Hypothetical	$1,000.00	$1,014.38	2.10%	$10.49

Class R	Actual	$1,000.00	$990.60	1.60%	$7.90
	Hypothetical	$1,000.00	$1,016.86	1.60%	$8.00

Class X	Actual	$1,000.00	$988.10	2.10%	$10.35
	Hypothetical	$1,000.00	$1,014.38	2.10%	$10.49

Class Z	Actual	$1,000.00	$993.20	1.10%	$5.44
	Hypothetical	$1,000.00	$1,019.34	1.10%	$5.51

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2006 (to reflect the six-month period).

Target Asset Allocation Funds/Target Conservative Allocation Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 90.3%
COMMON STOCKS 39.2%

Advertising
3,160	Marchex, Inc. (Class B Stock)	$40,290

Aerospace 1.0%
665	Alliant Techsystems, Inc.(a)	53,293
4,300	Boeing Co. (The)	332,906
695	DRS Technologies, Inc.(a)	32,172
875	Esterline Technologies Corp.(a)	37,039
7,458	General Dynamics Corp.	499,835
6,056	Lockheed Martin Corp.	482,542
2,725	Moog, Inc. (Class A Stock)(a)	94,530
7,805	United Technologies Corp.	485,393

		2,017,710

Aerospace & Defense 0.4%
450	Goodrich Corp.	18,166
1,100	Heico Corp.	33,935
400	Honeywell International, Inc.	15,480
7,300	Northrop Grumman Corp.	483,187
6,500	Raytheon Co.	292,955

		843,723

Apparel Manufacturers
2,810	Carter’s, Inc.	61,286

Auto Components 0.2%
3,500	Johnson Controls, Inc.	268,660
1,000	Magna International, Inc. (Class A Stock)	73,490

		342,150

Auto Parts & Related 0.1%
8,400	Autonation, Inc.(a)	165,480

Automobile Manufacturers 0.3%
4,766	Toyota Motor Corp., ADR (Japan)	501,479
900	Winnebago Industries, Inc.	26,019

		527,498

Automotive Parts 0.2%
3,100	Autoliv, Inc.	174,127
3,000	Paccar, Inc.	242,250

		416,377

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	13

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Banks 0.1%
1,800	BankAtlantic Bancorp, Inc. (Class A Stock)	$24,984
1,600	Comerica, Inc.	93,680
2,710	Virginia Commerce Bancorp.(a)	63,550

		182,214

Beverages 0.3%
2,400	Anheuser-Busch Cos., Inc.	115,560
4,300	Coca-Cola Co. (The)	191,350
11,050	Coca-Cola Enterprises, Inc.	237,133
1,800	PepsiCo, Inc.	114,084

		658,127

Biotechnology 0.9%
6,700	Amgen, Inc.(a)	467,258
2,000	Applera Corp. - Applied Biosystems Group	64,300
11,711	Genentech, Inc.(a)	946,483
3,703	Genzyme Corp.(a)	252,841
730	Illumina, Inc.(a)	27,908
2,220	Lifecell Corp.(a)	63,425

		1,822,215

Broadcast & Cable/Satellite TV 0.1%
5,900	Clear Channel Communications, Inc.	170,805

Building Products 0.1%
1,735	Lennox International, Inc.	39,575
9,500	Masco Corp.	253,935

		293,510

Business Services 0.1%
1,300	Administaff, Inc.	41,093
1,090	Ctrip.com International Ltd., ADR (China)(a)	55,170
2,900	Manpower, Inc.	172,492
400	WESCO International, Inc.(a)	23,300

		292,055

Capital Markets
900	SEI Investments Co.	43,974

Chemicals 0.6%
1,480	Air Products & Chemicals, Inc.	94,616
1,600	Airgas, Inc.	58,000

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

455	Cytec Industries, Inc.	$24,302
12,000	Dow Chemical Co.	414,960
3,900	Eastman Chemical Co.	193,557
1,800	PPG Industries, Inc.	110,772
4,500	Praxair, Inc.	246,780
1,600	Rohm & Haas Co.	73,792
1,100	Valspar Corp.	27,093

		1,243,872

Clothing & Apparel 0.1%
1,400	Coach, Inc.(a)	40,194
5,220	Iconix Brand Group, Inc.(a)	73,080
2,100	Phillips-Van Heusen Corp.	74,613

		187,887

Commercial Banks 0.3%
1,900	First Horizon National Corp.	79,610
10,400	KeyCorp	383,760
1,600	UnionBanCal Corp.	98,864

		562,234

Commercial Services 0.6%
1,940	Aaron Rents, Inc.	46,832
1,075	Ace Cash Express, Inc.(a)	31,680
975	Dollar Thrifty Automotive Group, Inc.(a)	43,641
4,130	FirstService Corp. (Canada)	101,515
1,400	Healthcare Services Group, Inc.	30,254
3,800	McGrath Rentcorp	102,676
4,300	McKesson Corp.	216,677
465	Monro Muffler Brake, Inc.(a)	14,420
3,800	Moody’s Corp.	208,544
3,700	Pharmaceutical Product Development, Inc.(a)	142,376
1,950	Providence Service Corp.	47,912
4,480	Rollins, Inc.	94,662
2,100	Steiner Leisure Ltd.	84,378
275	Strayer Education, Inc.	29,796
3,505	Team, Inc.	86,644
700	United Rentals, Inc.(a)	19,544
1,525	Universal Technical Institute, Inc.(a)	30,698

		1,332,249

Commercial Services & Supplies 0.1%
9,800	Cendant Corp.	147,098
2,900	Waste Management, Inc.	99,702

		246,800

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Computer Hardware 0.6%
9,000	Cadence Design System, Inc.(a)	$145,710
3,300	Computer Sciences Corp.(a)	172,887
5,600	IBM Corp.	433,496
5,360	Optimal Group, Inc. (Class A Stock) (Canada)	79,006
2,000	Oracle Corp.(a)	29,940
875	Reynolds & Reynolds Co. (Class A Stock)	30,966
4,500	Synopsys, Inc.(a)	80,550
1,740	Synplicity, Inc.	9,953
1,700	Tyler Technologies, Inc.(a)	20,434
9,600	Western Digital Corp.(a)	168,384

		1,171,326

Computer Services & Software 0.1%
2,800	Autodesk, Inc.	95,508
275	Blackbaud, Inc.	5,737
640	Micros Systems, Inc.(a)	25,600
2,260	The9 Ltd., ADR (China)(a)	55,302

		182,147

Computer Software 0.1%
7,800	Red Hat, Inc.(a)	184,704

Computers & Peripherals 0.1%
54,400	Sun Microsystems, Inc.	236,640

Conglomerates
142	GenTek, Inc.	4,225

Construction 0.2%
1,050	Dycom Industries, Inc.	18,890
1,900	Hovnanian Enterprises, Inc. (Class A Stock)(a)	52,041
4,291	KB Home	182,453
1,200	Meritage Homes Corp.(a)	46,524
2,300	Standard - Pacific Corp.	51,359
1,600	Toll Brothers, Inc.(a)	40,912

		392,179

Consumer Products & Services 1.0%
15,150	Altria Group, Inc.	1,211,546
2,150	Central Garden & Pet Co.	85,011
1,800	Elizabeth Arden, Inc.(a)	30,384
12,987	Procter & Gamble Co.	729,869

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

1,100	Scott`s Miracle-Gro Co. (Class A Stock)	$43,153
1,400	Snap-On, Inc.	58,814

		2,158,777

Distribution/Wholesale 0.1%
1,540	MWI Veterinary Supply, Inc.	57,704
1,300	Watsco, Inc.	57,616

		115,320

Diversified
1,600	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	57,280

Diversified Financial Services 0.2%
8,600	E*Trade Financial Corp.(a)	200,466
1,150	GFI Group, Inc.(a)	65,964
4,800	JPMorgan Chase & Co.	218,976

		485,406

Diversified Manufacturing Operations 0.2%
14,850	Hewlett-Packard Co.	473,864

Electric Utilities 0.4%
6,100	CMS Energy Corp.(a)	85,461
1,500	Entergy Corp.	115,650
1,300	FirstEnergy Corp.	72,800
9,400	FPL Group, Inc.	405,516
5,100	Sierra Pacific Resources(a)	73,695

		753,122

Electronic Components 0.3%
500	Agilent Technologies, Inc.(a)	14,220
800	Arrow Electronics, Inc.(a)	22,608
2,100	Checkpoint Systems, Inc.(a)	34,650
150	EDO Corp.	3,366
1,700	Emerson Electric Co.	134,164
1,700	Energizer Holdings, Inc.(a)	108,171
3,300	FLIR Systems, Inc.(a)	79,233
1,000	Harman International Industries, Inc.	80,200
2,100	International Displayworks, Inc.(a)	9,996
1,900	Pike Electric Corp.(a)	34,219
11,700	Sanmina-SCI Corp.(a)	40,482
11,540	SRS Labs, Inc.	57,585
500	Waters Corp.(a)	20,340

		639,234

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Electronic Equipment & Instruments
4,400	Avnet, Inc.(a)	$80,080

Energy Equipment & Services 0.2%
5,500	GlobalSantaFe Corp.	302,115
700	Tidewater, Inc.	33,397

		335,512

Engineering/Construction
1,500	URS Corp.(a)	59,400

Entertainment & Leisure 0.3%
7,798	Century Casinos, Inc.	86,558
5,324	Las Vegas Sands, Inc.(a)	330,248
300	Mattel, Inc.	5,412
3,480	Scientific Games Corp. (Class A Stock)	118,215

		540,433

Environmental Services 0.1%
5,200	Allied Waste Industries, Inc.(a)	52,832
3,000	Republic Services, Inc.	120,480
1,320	Waste Connections, Inc.(a)	49,342

		222,654

Exchange Traded Funds
10	iShares Russell 1000 Value Index Fund	747
889	iShares Russell 2000 Value Index Fund	63,412

		64,159

Farming & Agriculture 0.2%
7,630	Monsanto Co.	328,014

Financial-Bank & Trust 2.2%
800	AmSouth Bancorp	22,928
2,750	Astoria Financial Corp.	81,813
25,403	Bank of America Corp.	1,309,017
1,200	BankUnited Financial Corp. (Class A Stock)(a)	35,508
500	BB&T Corp.	20,995
2,410	Boston Private Financial Holdings, Inc.	60,563
200	Compass Bancshares, Inc.	11,788
13,500	Hudson City Bancorp, Inc.	175,095
2,950	Marshall & Ilsley Corp.	138,561
915	MB Financial, Inc.	32,537

See Notes to Financial Statements.

18	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

1,700	North Fork Bancorp, Inc.	$48,161
900	Oriental Financial Group, Inc.	11,313
1,700	Pacific Capital Bancorp	50,082
2,325	PrivateBancorp, Inc.	109,298
2,100	Regions Financial Corp.	76,209
1,600	State Street Corp.	96,096
1,200	Sterling Financial Corp.(a)	38,364
2,250	TCF Financial Corp.	60,548
10,800	U.S. Bancorp	345,600
12,236	UBS AG (Switzerland)	665,638
1,025	UCBH Holdings, Inc.	17,097
1,600	Wachovia Corp.	85,808
12,935	Wells Fargo & Co.	935,718
600	Zions Bancorp	49,284

		4,478,021

Financial Services 2.3%
900	Accredited Home Lenders Holding Co.(a)	40,797
375	Affiliated Managers Group, Inc.(a)	34,331
6,400	AmeriCredit Corp.(a)	157,376
960	Ameriprise Financial, Inc.	42,816
2,200	Asset Acceptance Capital Corp.(a)	39,996
150	Capital One Financial Corp.	11,603
729	Chicago Mercantile Exchange Holdings, Inc.	336,215
3,100	CIT Group, Inc.	142,321
23,900	Citigroup, Inc.	1,154,609
2,500	Eaton Vance Corp.	61,900
750	Financial Federal Corp.	20,153
325	First Cash Financial Services, Inc.(a)	6,185
100	Franklin Resources, Inc.	9,145
4,818	Goldman Sachs Group, Inc.	735,949
1,000	Greenhill & Co, Inc.	57,960
400	International Securities Exchange, Inc.	16,276
1,840	Investment Technology Group, Inc.(a)	92,662
3,400	Jefferies Group, Inc.	88,332
11,565	Lehman Brothers Holdings, Inc.	751,147
2,200	Merrill Lynch & Co., Inc.	160,204
5,650	Morgan Stanley Dean Witter & Co.	375,725
2,480	Optionsxpress Holding, Inc.	64,926
2,110	Portfolio Recovery Associates, Inc.(a)	90,350
4,072	Raymond James Financial, Inc.	118,332
300	Student Loan Corp. (The)	53,925

		4,663,235

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Food Products 0.2%
6,377	Archer-Daniels-Midland Co.	$280,588
3,900	Sara Lee Corp.	65,910
6,480	Unilever PLC, ADR (United Kingdom)	154,807

		501,305

Foods 0.2%
1,100	Corn Products International, Inc.	36,586
6,600	Kraft Foods, Inc. (Class A Stock)	213,840
3,900	Kroger Co. (The)(a)	89,427
800	Sysco Corp.	22,080

		361,933

Healthcare Equipment & Supplies
1,580	Kyphon, Inc.(a)	53,815

Healthcare Providers & Services 0.2%
2,700	Cigna Corp.	246,375
3,600	HCA, Inc.	176,976
15,300	Tenet Healthcare Corp.(a)	90,576

		513,927

Healthcare Services 1.2%
1,200	Aetna, Inc.(a)	37,788
325	Amedisys, Inc.(a)	12,412
2,200	AMERIGROUP Corp.(a)	64,020
400	Biogen Idec, Inc.(a)	16,848
1,700	Covance, Inc.(a)	108,392
8,500	Five Star Quality Care, Inc.	91,800
2,825	Healthsouth Rehabilitation Corp.(a)	11,159
1,700	Healthways, Inc.(a)	91,324
3,500	Humana, Inc.	195,755
1,375	LHC Group, Inc.(a)	29,068
1,175	Pediatrix Medical Group, Inc.(a)	49,820
1,728	Quest Diagnostics, Inc.	103,887
6,620	Solexa, Inc.(a)	58,653
1,900	Sunrise Senior Living, Inc.(a)	54,872
830	Triad Hospitals, Inc.(a)	32,345
28,403	UnitedHealth Group, Inc.	1,358,515
2,200	WellPoint, Inc.(a)	163,900

		2,480,558

See Notes to Financial Statements.

20	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Healthcare-Products
1,400	Dade Behring Holdings, Inc.	$57,022

Hotels & Motels 0.5%
2,600	Choice Hotels International, Inc.	110,812
1,200	Hilton Hotels Corp.	28,716
11,000	MGM Mirage(a)	390,940
2,688	Station Casinos, Inc.	147,464
6,900	Wynn Resorts Ltd.(a)	441,669

		1,119,601

Hotels, Restaurants & Leisure 0.2%
3,600	Carnival Corp.	140,256
1,670	Harrah’s Entertainment, Inc.	100,384
3,850	McDonald’s Corp.	136,251

		376,891

Household Durables 0.4%
2,300	Centex Corp.	108,813
1,300	Fortune Brands, Inc.	94,276
13,179	Lennar Corp. (Class A Stock)	589,497
600	Lennar Corp. (Class B Stock)	24,996

		817,582

Household Products 0.1%
3,700	Kimberly-Clark Corp.	225,885

Household/Personal Care 0.1%
2,800	Colgate-Palmolive Co.	166,096

Independent Power Producers & Energy Traders 0.4%
11,300	TXU Corp.	725,799

Industrial Conglomerates 0.2%
2,800	3M Co.	197,120
11,600	Tyco International Ltd. (Bermuda)	302,644

		499,764

Insurance 2.5%
10,400	Allstate Corp. (The)	590,928
1,400	Ambac Financial Group, Inc.	116,354
2,250	American International Group, Inc.	136,508
7,590	Amerisafe, Inc.(a)	85,008
2,200	Assurant, Inc.	105,974

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

200	Chubb Corp.	$10,084
1,800	Commerce Group, Inc.	54,378
1,425	Delphi Financial Group, Inc. (Class A Stock)	54,278
14,102	Genworth Financial, Inc. (Class A Stock)	483,699
2,200	Hanover Insurance Group, Inc. (The)	101,816
2,300	Hartford Financial Service Group, Inc.	195,132
1,762	HCC Insurance Holdings, Inc.(a)	53,723
880	Hilb, Rogal & Hobbs Co.	35,640
1,600	Lincoln National Corp.	90,688
4,800	Loews Corp.(a)	177,888
5,000	Marsh & McLennan Cos., Inc.	135,150
6,330	MBIA, Inc.	372,267
12,300	MetLife, Inc.	639,600
2,190	Navigators Group, Inc.(a)	93,097
2,933	Philadelphia Consolidated Holding Corp.(a)	99,341
6,792	Progressive Corp.	164,298
1,700	Protective Life Corp.	78,727
16,301	St. Paul Travelers Cos., Inc. (The)	746,586
1,800	State Auto Financial Corp.	54,360
2,340	United Fire & Casualty Co.	69,872
9,100	UnumProvident Corp.	147,693
3,050	W.R. Berkley Corp.	109,800
1,400	XL Capital Ltd. (Class A Stock)	89,180

		5,092,069

Internet Services 0.4%
400	eBay, Inc.(a)	9,628
1,600	Equinix, Inc.	83,808
900	Google, Inc. (Class A Stock)(a)	347,940
3,530	J2 Global Communications, Inc.(a)	98,840
2,870	NetFlix, Inc.(a)	59,380
1,520	Nutri/System, Inc.(a)	80,438
9,220	Online Resources Corp.(a)	96,718
5,190	Radvision Ltd. (Israel)(a)	75,774
800	Vignette Corp.	10,392

		862,918

IT Services 0.3%
18,400	Electronic Data Systems Corp.	439,760
3,600	First Data Corp.	147,060

		586,820

Machinery 0.8%
500	Briggs & Stratton Corp.	12,800
11,362	Caterpillar, Inc.	805,225

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

4,606	Deere & Co.	$334,257
5,250	Flow International Corp.(a)	70,875
2,170	Gardner Denver, Inc.	75,190
500	IDEX Corp.	21,725
1,900	Intevac, Inc.(a)	40,033
700	Nordson Corp.	31,850
1,270	Regal-Beloit Corp.	50,483
3,400	SPX Corp.	185,810

		1,628,248

Manufacturing 0.6%
600	Actuant Corp. (Class A Stock)	26,406
1,500	Eaton Corp.	96,150
25,700	General Electric Co.	840,133
900	Harsco Corp.	72,549
7,000	Hexcel Corp.(a)	100,590
1,875	Jacuzzi Brands, Inc.(a)	15,750
3,000	Terex Corp.(a)	134,520

		1,286,098

Media 1.1%
20,700	CBS Corp. (Class B Stock)	567,801
20,652	Comcast Corp. (Class A Stock)	710,016
500	E.W. Scripps Co. (Class A Stock)	21,365
200	EchoStar Communications Corp. (Class A Stock)	7,010
7,000	Gannett Co., Inc.	364,840
5,400	News Corp. (Class A Stock)	103,896
17,200	Time Warner, Inc.	283,800
7,900	Walt Disney Co.	234,551

		2,293,279

Media & Communications 0.1%
3,300	McGraw-Hill Cos., Inc.	185,790

Medical Products
1,000	Becton Dickinson & Co.	65,920

Medical Supplies & Equipment 1.4%
2,840	Angiodynamics, Inc.(a)	65,320
100	Baxter International, Inc.	4,200
2,500	Cardinal Health, Inc.	167,500
1,400	Cooper Cos, Inc. (The)	61,880
2,875	Immucor, Inc.(a)	57,241

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

11,500	Johnson & Johnson	$719,325
790	LCA-Vision, Inc.	34,089
725	Medical Action Industries, Inc.(a)	16,073
4,700	Medtronic, Inc.	237,444
2,800	Novamed, Inc.	20,776
4,100	NuVasive, Inc.(a)	71,709
12,430	Orthovita, Inc.	49,844
35,900	Pfizer, Inc.	933,041
2,434	PolyMedica Corp.	94,220
1,780	Resmed, Inc.(a)	82,610
900	Sepracor, Inc.(a)	44,460
1,650	SonoSite, Inc.	53,262
8,000	Spectranetics Corp.	103,120
1,850	Vital Signs, Inc.	95,257
200	Zimmer Holdings, Inc.(a)	12,648

		2,924,019

Metals & Mining 0.8%
17,700	Alcoa, Inc.	530,115
1,600	Bucyrus International, Inc. (Class A Stock)	77,936
5,526	Companhia Vale Do Rio Doce, ADR (Brazil)	128,203
1,820	Dynamic Materials Corp.	55,983
1,025	Gibraltar Industries, Inc.	28,321
2,050	Joy Global, Inc.	76,916
700	Newmont Mining Corp.	35,861
400	Nucor Corp.	21,268
6,994	Peabody Energy Corp.	349,001
3,000	Phelps Dodge Corp.	262,020
2,100	Timken Co.	67,620
1,600	United States Steel Corp.	100,912

		1,734,156

Multi-Line Retail 0.1%
4,400	Federated Department Stores, Inc.	154,484

Multi-Utilities 0.1%
2,100	Public Service Enterprise Group, Inc.	141,603

Multimedia 0.1%
3,100	Viacom Inc. (Class B Stock)(a)	108,035

Office Equipment
1,200	School Specialty, Inc.	38,400

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Oil, Gas & Consumable Fuels 3.2%
6,100	Apache Corp.(a)	$429,867
1,300	Arena Resources, Inc.	48,100
300	Ashland, Inc.	19,953
2,850	Birch Mountain Resources Ltd.(a)	12,056
2,600	Cabot Oil & Gas Corp.	137,150
8,100	Chevron Corp.	532,818
12,300	ConocoPhillips	844,272
4,400	Devon Energy Corp.	284,416
3,100	EOG Resources, Inc.	229,865
15,400	Exxon Mobil Corp.	1,043,196
2,325	Gulfport Energy Corp.	28,435
12,834	Halliburton Co.	428,142
3,000	Helmerich & Payne, Inc.	83,040
1,100	Houston Exploration Co.(a)	70,246
440	Hydril Co.(a)	30,479
400	Kerr-McGee Corp.	28,080
1,370	Maverick Tube Corp.(a)	87,392
3,100	Occidental Petroleum Corp.	334,025
2,433	Oceaneering International, Inc.(a)	106,371
2,420	Oil States International, Inc.(a)	77,827
1,600	ONEOK, Inc.	59,536
8,298	Schlumberger Ltd.	554,721
1,100	Sunoco, Inc.	76,494
2,510	Superior Energy Services, Inc.	85,967
1,400	Swift Energy Co.(a)	67,200
1,100	Tesoro Corp.	82,280
1,050	Unit Corp.(a)	61,572
1,075	Universal Compression Holdings, Inc.(a)	68,477
6,900	Valero Energy Corp.	465,267
3,040	Warrior Energy Service Corp.(a)	65,786
1,100	Weatherford International, Inc., Ltd.	51,524
500	XTO Energy, Inc.	23,495

		6,518,049

Paper & Forest Products 0.2%
500	Smurfit-Stone Container Corp.(a)	5,060
300	Temple-Inland, Inc.	12,762
5,500	Weyerhaeuser Co.	322,630

		340,452

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Personal Services 0.1%
4,440	AMN Healthcare Services, Inc.(a)	$99,722
4,150	Barrett Business Services(a)	89,225

		188,947

Pharmaceuticals 1.0%
3,624	Abbott Laboratories	173,118
5,300	American Medical Systems Holdings, Inc.(a)	96,725
6,292	Amylin Pharmaceuticals, Inc.(a)	307,050
900	Barr Pharmaceuticals, Inc.(a)	44,784
4,700	Celgene Corp.(a)	225,083
1,000	Eli Lilly & Co.	56,770
5,900	Endo Pharmaceuticals Holdings, Inc.(a)	183,313
1,900	Express Scripts, Inc.(a)	146,357
2,200	Hospira, Inc.	96,118
13,979	Merck & Co., Inc.	562,934
1,800	Schering-Plough Corp.	36,792
4,600	Wyeth	222,962

		2,152,006

Pipelines
1,300	Dynegy, Inc. (Class A Stock)(a)	7,319

Real Estate 0.1%
2,559	CB Richard Ellis Group, Inc. (Class A Stock)(a)	60,213
2,860	St. Joe Co. (The)	128,414

		188,627

Real Estate Investment Trust - Other Reit 0.2%
5,000	Equity Office Properties Trust	189,550
3,000	Simon Property Group, Inc.	256,590

		446,140

Real Estate Investment Trusts 0.7%
3,000	Apartment Investment & Management Co. (Class A Stock)	144,270
1,225	Ashford Hospitality Trust, Inc.(a)	14,394
1,200	Crescent Real Estate Equities Co.	23,424
825	Healthcare Realty Trust, Inc.	27,299
1,550	Highland Hospitality Corp.	20,693
1,200	Hospitality Properties Trust	52,284
6,600	Host Marriot Corp.	140,052
1,800	Jones Lang Lasal, Inc.	147,060

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

400	Kilroy Realty Corp.	$29,556
3,080	KKR Financial Corp.(a)	71,333
600	Liberty Property Trust	28,110
600	Mack-Cali Realty Corp.	28,986
3,500	MFA Mortgage Investments, Inc.	24,010
4,600	New Century Financial Corp.	200,836
2,000	Plum Creek Timber Co.	68,120
3,600	Prologis	199,260
1,300	Realty Income Corp.	29,744
530	Redwood Trust, Inc.	25,217
700	SL Green Realty Corp.	80,010

		1,354,658

Retail & Merchandising 1.8%
750	Abercrombie & Fitch Co. (Class A Stock)	39,720
600	Best Buy Co., Inc.	27,204
1,400	Brinker International, Inc.(a)	45,360
5,770	Cache, Inc.(a)	103,918
257	CEC Entertainment, Inc.(a)	7,589
6,800	Circuit City Stores, Inc.	166,600
4,000	Costco Wholesale Corp.	211,040
5,300	Darden Restaurants, Inc.	179,140
4,200	Dillard’s, Inc. (Class A Stock)	126,126
1,800	J. C. Penney Co., Inc.	113,328
2,312	Jos. A. Bank Clothiers, Inc.(a)	58,216
500	Kohl’s Corp.(a)	28,315
18,021	Lowe’s Cos., Inc.	510,895
100	Mills Corp. (The)	2,318
600	Nordstrom, Inc.	20,580
4,700	Office Depot, Inc.(a)	169,435
595	Regis Corp.	20,040
3,300	Safeway, Inc.	92,664
3,417	Sonic Corp.(a)	67,247
1,200	Staples, Inc.	25,944
15,179	Starbucks Corp.(a)	520,032
2,200	Stein Mart, Inc.	28,358
500	Supervalu, Inc.	13,555
5,153	Target Corp.	236,626
2,250	Triarc Cos., Inc. (Class B Stock)	31,477
1,300	United Auto Group, Inc.	27,807
12,000	Wal-Mart Stores, Inc.	534,000
8,617	Yum! Brands, Inc.	387,765

		3,795,299

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Semiconductors 0.4%
3,000	Advanced Mirco Devices, Inc.(a)	$58,170
800	Altera Corp.(a)	13,848
850	ATMI, Inc.(a)	22,584
1,000	Broadcom Corp. (Class A Stock)(a)	23,990
6,300	Intel Corp.	113,400
250	KLA-Tencor Corp.	10,548
15,090	Texas Instruments, Inc.	449,380
9,000	Triquint Semiconductor, Inc.	42,480
3,560	Volterra Semiconductor Corp.	51,905
900	Xilinx, Inc.	18,261

		804,566

Semiconductors/Semi Cap 0.1%
7,600	Micron Technology, Inc.	118,484

Software 0.8%
8,400	BMC Software, Inc.(a)	196,728
16,900	CA, Inc.	354,224
5,390	Concur Technologies, Inc.(a)	70,394
1,100	Fair Isaac Corp.	37,158
5,656	Global Payments, Inc.	240,606
27,000	Microsoft Corp.	648,810
1,900	MoneyGram International, Inc.	58,235
5,200	Omniture, Inc.	37,492

		1,643,647

Specialty Retail 0.3%
8,462	Home Depot, Inc.	293,716
9,300	Limited Brands, Inc.	233,988
900	MSC Industrial Direct Co., Inc.	37,107

		564,811

Telecom-Integrated/Services
14,992	Netia Holdings (Poland)	20,400

Telecommunications 1.6%
9,169	America Movil SA de CV, ADR (Mexico)	328,067
4,200	AmerisourceBergen Corp.	180,600
22,800	AT&T, Inc.	683,772
100	BellSouth Corp.	3,917
1,700	CenturyTel, Inc.	65,569
27,350	Cisco Systems, Inc.(a)	488,197
4,000	Corning, Inc.(a)	76,280

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

778	Embarq Corp.	$35,204
2,200	Juniper Networks, Inc.(a)	29,590
5,800	Motorola, Inc.	132,008
9,200	QUALCOMM, Inc.	324,392
10,267	Sprint Nextel Corp.	203,287
2,050	Tekelec(a)	21,095
20,450	Verizon Communications, Inc.	691,619

		3,263,597

Textiles, Apparel & Luxury Goods
3,300	Jones Apparel Group, Inc.	97,680

Thrifts & Mortgage Finance 0.7%
10,700	Countrywide Financial Corp.	383,381
4,000	Fannie Mae	191,640
5,700	Freddie Mac	329,802
10,600	Washington Mutual, Inc.	473,820

		1,378,643

Tobacco
200	Reynolds America, Inc.	25,356
400	UST, Inc.	20,220

		45,576

Transportation 1.3%
350	Amerco(a)	30,870
1,070	American Commercial Lines, Inc.(a)	58,796
1,810	American Railcar Industries, Inc.	50,047
1,200	Arlington Tankers Ltd.	26,748
9,441	Burlington North Santa Fe Corp.	650,579
1,300	CSX Corp.	78,884
6,617	FedEx Corp.	692,866
475	Genesee & Wyoming, Inc. (Class A Stock)(a)	12,497
720	Landstar System, Inc.(a)	30,737
8,250	Norfolk Southern Corp.	358,215
1,522	Old Dominion Freight Line(a)	49,587
300	Overseas Shipholding Group, Inc.	19,317
5,688	Union Pacific Corp.	483,480
2,860	Vitran Corp., Inc. (Canada)	59,088

		2,601,711

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Utilities 0.5%
3,700	American Electric Power Co., Inc.	$133,644
1,600	Consolidated Edison, Inc.	74,992
5,000	Duke Energy Corp.	151,600
3,700	Edison International	153,106
2,101	Headwaters, Inc.(a)	48,617
2,850	Northeast Utilities	63,840
2,500	PG&E Corp.	104,200
1,200	Pinnacle West Capital Corp.	51,612
1,700	PNM Resources, Inc.	45,577
450	PPL Corp.	15,309
1,200	Scana Corp.	47,988
1,550	Westar Energy, Inc.	35,805
900	Wisconsin Energy Corp.	37,980
3,700	Xcel Energy, Inc.(a)	74,148

		1,038,418

Wireless Telecommunication Services
200	American Tower Corp. (Class A Stock)(a)	6,760

	Total common stocks (cost $72,951,711)	80,653,995

Moody’s Ratings (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES 0.6%
Aaa	$238	Argent Securities Inc., Series 2005-W3, Class A2A 5.485%, 11/25/35	$237,632
Aaa	16	Federal National Mortgage Assoc., Series 2005-73, Class A1A 5.425%, 07/25/35	16,060
Aaa	900	Nissan Auto Receivables Owner Trust, Series 2006-B Class A2 5.18%, 08/15/08	898,037
Aaa	56	Quest Trust, Series 2004-X2, Class A1, 144A 5.945%, 06/25/34	56,231

		Total asset-backed securities (cost $1,209,430)	1,207,960

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS 1.9%
Aaa	$341	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 5.409%, 05/25/35(b)	$338,323
Aaa	176	Federal Home Loan Mortgage Corp., Series 41, Class F 10.00%, 05/15/20	175,545
Aaa	1,590	Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-61, Class 1A1 5.54%, 07/25/44(b)	1,604,820
Aaa	35	Federal National Mortgage Assoc., Series 1992-146, Class PZ 8.00%, 08/25/22	36,708
Aaa	435	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%, 09/25/35	425,867
Aaa	37	Mellon Residential Funding Corp., Series 1999-TBCZ, Class A3 4.658%, 07/25/29(b)	37,192
Aaa	217	Vendee Mortgage Trust, Series 2001-1, Class 1A 6.819%, 01/15/30	220,596
Aaa	1,165	Washington Mutual, Inc., Series 2003-R1, Class A1 5.655%, 12/25/27(b)	1,164,669

		Total collateralized mortgage obligations (cost $4,007,095)	4,003,720

CORPORATE BONDS 14.1%

Aerospace 0.3%
B3	125	BE Aerospace, Inc., Sr. Sub. Notes 8.875%, 05/01/11	130,312
Ba3	125	Esterline Technologies Corp., Sr. Sub. Notes 7.75%, 06/15/13	126,250

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Caa1	$125	K & F Acquisition, Inc., Gtd. Notes 7.75%, 11/15/14	$122,813
B1	125	Sequa Corp., Sr. Notes 8.875%, 04/01/08	130,156
Caa1	25	Standard Aero Holdings, Inc., Gtd. Notes 8.25%, 09/01/14	24,063

			533,594

Agriculture
Ba2	80	Smithfield Foods, Inc., Sr. Notes 8.00%, 10/15/09	81,600

Airlines
Ba2	35	Continental Airlines, Inc., Pass Thru Certificates 6.748%, 09/15/18	32,921

Automobile Manufacturers 0.4%
A3	700	DaimlerChrysler NA Holding Corp., Gtd. Notes 5.486%, 03/07/07(b)	700,248
BBB(c)	100	DaimlerChrysler NA Holding Corp., Notes 6.16%, 08/08/06(b)	100,006

			800,254

Automotive
B3	63	Visteon Corp., Sr. Notes 8.25%, 08/01/10	57,960

Automotive - OEM 0.2%
B2	62	Ford Motor Co., Notes 7.45%, 07/16/31	45,570
Ba3	125	Ford Motor Credit Corp., Sr. Notes 7.25%, 10/25/11	113,528
Ba1	125	General Motors Acceptance Corp., Notes 6.75%, 12/01/14	117,665

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Ba1		$125	6.875%, 09/15/11	$121,037
Ba1		62	General Motors Acceptance Corp., Bonds 8.00%, 11/01/31	60,803
Caa1		62	General Motors Corp., Debs. 8.375%, 07/15/33	50,840

				509,443

Automotive Parts 0.1%
Caa2		62	Affinia Group, Inc., Gtd. Notes 9.00%, 11/30/14	56,420
B3		125	Goodyear Tire & Rubber Co., Notes 7.857%, 08/15/11	115,625
B3		50	Tenneco Co., Gtd. Notes 8.625%, 11/15/14	49,625
Ba3		59	TRW Automotive, Inc., Sr. Notes 9.375%, 02/15/13	62,687

				284,357

Broadcasting
B3		63	CMP Susquehanna Corp., Sr. Sub. Notes, 144A 9.875%, 05/15/14	58,590

Building Materials - Fixtures & Fittings 0.3%
B3		187	Goodman Global Holdings, Sr. Sub. Notes 7.875%, 12/15/12(b)	173,442
B2		105	Goodman Global Holdings, Sr. Notes 8.329%, 06/15/12(b)	105,263
Caa1	EUR	125	Grohe Holding GmbH, Gtd. Notes (Denmark) 8.625%, 10/01/14	153,288
Caa1		125	Nortek, Inc., Sr. Sub. Notes 8.50%, 09/01/14	116,875
Caa1		62	Panolam Industries International, Inc., Sr. Sub. Notes, 144A 10.75%, 10/01/13	60,140
B3		62	Ply Gem Industries, Inc., Sr. Sub Notes 9.00%, 02/15/12	54,250

				663,258

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Capital Goods - Others
B3		$40	Mueller Group, Inc., Sr. Sub. Notes 10.00%, 05/01/12	$43,200

Chemicals 0.9%
Caa2		125	Crystal US Holdings, Sr. Disc. Notes, Zero Coupon (until 10/01/09) 10.50%(i), 10/01/14	97,500
B1		105	Equistar Chemicals LP, Gtd. Notes 10.125%, 09/01/08	110,513
Ba1		150	Hercules, Inc., Debs. 6.60%, 08/01/27	149,250
B3		50	Hexion US Financecorp / Nova Scotia Finance ULC, Sec’d. Notes 9.00%, 07/15/14	51,125
			Huntsman ICI International LLC, Gtd. Notes
B2		125	9.875%, 03/01/09	130,156
B3		14	10.125%, 07/01/09	14,210
B1		125	IMC Global, Inc., Debs. 6.875%, 07/15/07	124,687
Ba3		90	IMC Global, Inc., Gtd. Notes 11.25%, 06/01/11	95,288
B2	EUR	62	Ineos Group Holdings PLC, Bonds (United Kingdom) 7.875%, 02/15/16	74,051
B2		125	Ineos Group Holdings PLC., Notes, 144A (United Kingdom) 8.50%, 02/15/16	117,187
Ba3		62	Invista, Notes, 144A 9.25%, 05/01/12	64,170
B3		125	KRATON Polymers LLC, Co. Gtd. Notes 8.125%, 01/15/14	121,250
Ba3		44	Lyondell Chemical Co., Gtd. Notes 9.50%, 12/15/08	45,210
Ba3		25	Lyondell Chemical Co., Sec’d. Notes 11.125%, 07/15/12	27,219
B2		125	Nell AF SARL, Sr. Notes, (Luxembourg) 8.375%, 08/15/15	121,406
B3		75	PQ Corp., Gtd. Notes 7.50%, 02/15/13	72,000

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Caa1		$59	Rhodia SA, Sr. Sub. Notes (France) 8.875%, 06/01/11	$60,033
B3		130	Rhodia SA, Sr. Notes (France) 10.25%, 06/01/10	140,725
B3	EUR	125	Rockwood Specialties Group, Inc., Gtd. Notes 7.625%, 11/15/14	162,469
B3		87	Rockwood Specialties Group, Inc., Sr. Sub. Notes 10.625%, 05/15/11	93,525

				1,871,974

Conglomerates 0.1%
B2		75	Blount, Inc., Sr. Sub. Notes 8.875%, 08/01/12	75,750
Ba2		62	Bombardier, Inc., Unsec’d Notes, 144A (Canada) 6.75%, 05/01/12	57,350
B2		75	GenTek Escrow Bond, (d) Zero Coupon, 11/10/33	0
B2		26	Invensys PLC, Sr. Notes, 144A (United Kingdom) 9.875%, 03/15/11	27,950
B2		100	Manitowoc Co., Gtd. Notes 10.50%, 08/01/12	108,000

				269,050

Consumer Products & Services 0.2%
A3		500	Clorox Co., Sr. Notes 5.444%, 12/14/07(b)	500,677

Consumer Products 0.1%
Caa2		125	Jostens Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 12/01/08) 10.25%(i), 12/01/13	98,750
Caa1		62	Solo Cup Co., Sr. Sub. Notes 8.50%, 02/15/14	53,630
Caa2		125	Visant Holding Corp., Sr. Notes, 144A 8.75%, 12/01/13	119,687

				272,067

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Consumer Products - Household & Leisure 0.1%
B3	$63	Affinion Group, Inc., Gtd. Notes, 144A 10.125%, 10/15/13	$64,575
Caa2	125	Spectrum Brands, Inc., Gtd. Notes 7.375%, 02/01/15	94,063

			158,638

Consumer Products - Industrial 0.1%
Caa1	75	Johnson Diversey Holdings, Inc., Disc. Notes (until 05/15/07) 10.67%(i), 05/15/13	63,750
Caa1	75	Johnson Diversey, Inc., Gtd. Notes 9.625%, 05/15/12	74,250

			138,000

Consumer Products - Non Durable 0.1%
Ba3	125	Church & Dwight Co. Inc., Gtd. Notes 6.00%, 12/15/12	116,719
Caa1	125	Playtex Products, Inc., Gtd. Notes 9.375%, 06/01/11	130,468

			247,187

Defense 0.2%
B2	62	Alliant Techsystems, Inc., Gtd. Notes 6.75%, 04/01/16	60,140
B3	62	DRS Technologies, Inc., Gtd. Notes 7.625%, 02/01/18	61,845
Ba3	125	L-3 Communications Corp., Sr. Sub. Notes 6.375%, 10/15/15	120,000
Ba3	100	L-3 Communications Corp., Gtd. Notes 7.625%, 06/15/12	101,250

			343,235

Energy
B1	63	Massey Energy Co., Gtd. Notes 6.875%, 12/15/13	58,118

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Energy - Coal
Ba3	$50	Arch Western Finance LLC, Sec’d. Notes 6.75%, 07/01/13	$47,625
B1	50	Foundation PA Coal Co., Sr. Notes 7.25%, 08/01/14	48,500

			96,125

Energy - Exploration & Production 0.2%
		Chesapeake Energy Corp., Sr. Notes
Ba2	150	6.375%, 06/15/15	141,000
Ba2	125	6.875%, 01/15/16	120,625
		Encore Acquisition Co., Sr. Sub. Notes
B2	62	6.00%, 07/15/15	56,730
B2	25	6.25%, 04/15/14	23,187
Ba3	30	Forest Oil Corp., Sr. Notes 8.00%, 12/15/11	30,825
Ba3	8	Magnum Hunter Resources, Inc., Gtd. Notes 9.60%, 03/15/12	8,470
A3	50	Vintage Petroleum, Inc., Sr. Notes 8.25%, 05/01/12	52,893

			433,730
Energy - Refining
Baa3	75	Premcor Refining Group, Inc., Co. Gtd. Notes 6.75%, 05/01/14	76,677

Energy - Services 0.1%
B3	75	Hanover Compressor Co., Gtd. Notes 8.625%, 12/15/10	77,437
B2	50	Hanover Equipment Trust, Sec’d. Notes 8.75%, 09/01/11	52,125
B2	100	Parker Drilling Co., Sr. Notes 9.625%, 10/01/13	108,500
Ba2	25	Pride International, Inc., Sr. Notes 7.375%, 07/15/14	25,250

			263,312

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Entertainment & Leisure 0.4%
B2		$100	AMC Entertainment, Inc., Gtd. Notes 8.625%, 08/15/12	$102,125
Baa3		500	Harrah’s Operating Co., Inc., Notes, 144A 6.10%, 02/08/08(b)	501,096
B1		75	Intrawest Corp., Sr. Notes (Canada) 7.50%, 10/15/13	74,719
Caa2		45	Six Flags, Inc., Sr. Notes 9.625%, 06/01/14	40,838
B3		50	Universal City Florida, Holding Co., Sr. Notes 8.375%, 05/01/10	50,500
B2		125	Warner Music Group, Sr. Sub. Notes 7.375%, 04/15/14	120,625

				889,903

Environmental 0.1%
B2		25	Allied Waste North America, Inc., Sr. Notes 7.875%, 04/15/13	25,250
B2		220	Allied Waste North America, Inc., Sr. Notes, Series B 8.50%, 12/01/08	228,250

				253,500
Environmental Services
B2		62	WCA Waste Corp., Sr. Notes, 144A 9.25%, 06/15/14	63,085

Finance
Ba2		62	E*Trade Group Corp., Sr. Notes 7.375%, 09/15/13	62,155

Financial - Bank & Trust 0.2%
Aa2		400	HSBC Bank USA NA, Sr. Notes 5.494%, 09/21/07(b)	400,382

Financial Services 0.3%
Aaa	JPY	67,000	General Electric Capital Corp., Sr. Unsub. Notes (United States) 1.40%, 11/02/06	585,907

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Foods 0.1%
B3		$8	Agrilink Foods, Inc., Gtd. Notes 11.875%, 11/01/08	$8,150
			Dole Foods Co., Inc., Sr. Notes
B3		38	8.625%, 05/01/09	36,290
B3		18	8.875%, 03/15/11	16,830
B3		63	Pinnacle Foods Holding Co., Sr. Sub. Notes 8.25%, 12/01/13	61,740
B3	EUR	125	United Biscuits Co., Gtd. Notes (United Kingdom) 10.625%, 04/15/11	168,457

				291,467

Gaming 0.8%
B1		175	Boyd Gaming Corp., Sr. Sub. Notes 8.75%, 04/15/12	182,875
B2	EUR	62	Codere Finance SA, Sr. Notes (Luxembourg) 8.25%, 06/15/15	82,268
B2		50	Isle of Capri Casinos, Inc., Sr. Sub. Notes 7.00%, 03/01/14	47,750
Ba2		250	MGM Mirage, Inc., Gtd. Notes 6.00%, 10/01/09	243,125
Ba3		130	MGM Mirage, Inc., Gtd. Notes 9.75%, 06/01/07	133,412
Ba2		125	MGM Mirage, Inc., Gtd. Notes, 144A 6.625%, 07/15/15	117,969
Ba2		125	MGM Mirage, Inc., Sr. Notes 6.75%, 04/01/13	120,000
Ba3		100	Mohegan Tribal Gaming Authority, Sr. Sub. Notes 8.00%, 04/01/12	102,000
Baa3		130	Park Place Entertainment Corp., Sr. Notes 7.50%, 09/01/09	135,549
			Park Place Entertainment Corp., Sr. Sub. Notes
Ba1		35	8.125%, 05/15/11	36,750
Ba1		20	8.875%, 09/15/08	20,925

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Ba1		$20	9.375%, 02/15/07	$20,275
B1		25	Penn National Gaming, Inc., Sr. Sub. Notes 6.75%, 03/01/15	23,500
B1		62	Seneca Gaming Corp., Sr. Unsec’d. Notes 7.25%, 05/01/12	60,450
Ba3		90	Station Casinos, Inc., Sr. Notes 6.00%, 04/01/12	84,488
B1		125	Station Casinos, Inc., Sr. Sub. Notes 6.875%, 03/01/16	115,000
B2		118	Wynn Las Vegas LLC, First Mortgage 6.625%, 12/01/14	111,215

				1,637,551

Healthcare 0.1%
Caa1		125	VWR International, Inc., Sr. Sub. Notes 8.00%, 04/15/14	122,813
Caa1		125	Warner Chilcott Corp., Gtd. Notes 8.75%, 02/01/15	124,062

				246,875
Healthcare & Pharmaceutical
NR	EUR	66	Nycomed A/S, Sr. Notes, PIK (Denmark) 11.75%, 09/15/13	89,302

Healthcare - Services 0.4%
Caa1		125	Accellant, Inc., Co. Gtd. Notes 10.50%, 12/01/13	128,750
B3		25	Alliance Imaging, Inc., Sr. Sub. Notes 7.25%, 12/15/12	22,750
B3		125	Concentra Operating Corp., Gtd. Notes 9.125%, 06/01/12	129,687
Ba1		45	Coventry Health Care, Inc., Sr. Notes 8.125%, 02/15/12	46,913
Ba2		180	HCA, Inc., Debs. 7.50%, 12/15/23	140,425

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Ba2	$60	HCA, Inc., Notes 9.00%, 12/15/14	$56,034
B3	50	Select Medical Corp., Gtd. Notes 7.625%, 02/01/15	42,500
Ba2	60	Senior Housing Properties Trust, Sr. Notes 8.625%, 01/15/12	63,000
B3	35	Tenet Healthcare Corp., Sr. Notes 6.50%, 06/01/12	29,575
B3	50	Tenet Healthcare Corp., Sr. Notes, 144A 9.25%, 02/01/15	46,125
Caa1	75	Vanguard Health Holdings Co. LLC II, Sr. Sub. Notes 9.00%, 10/01/14	72,563
Ba2	110	Ventas Realty LP /Ventas Capital Corp., Gtd. Notes 9.00%, 05/01/12	120,175

			898,497

Healthcare - Pharma 0.1%
B2	125	Biovail Corp., Sr. Sub. Notes (Canada) 7.875%, 04/01/10	126,875
B3	25	Elan Finance PLC, Co. Gtd. Notes (Ireland) 7.75%, 11/15/11	24,000
Ba1	62	Mylan Laboratories, Inc., Co. Gtd. Notes 6.375%, 08/15/15	59,830

			210,705

Home Construction 0.2%
Baa3	100	D.R. Horton, Inc., Sr. Notes 7.875%, 08/15/11	105,340
		K Hovnanian Enterprises, Inc., Co. Gtd. Notes
Ba1	25	6.25%, 01/15/15	21,625
Ba1	63	7.50%, 05/15/16	57,188
Ba2	65	KB Home, Sr. Sub. Notes 8.625%, 12/15/08	67,367
Ba2	125	Meritage Homes Corp., Gtd. Notes 6.25%, 03/15/15	102,812

			354,332

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Lodging 0.3%
		Host Marriott LP, Sr. Notes
Ba2	$75	7.00%, 08/15/12	$75,000
Ba2	40	7.125%, 11/01/13	40,050
Ba2	125	Host Marriott LP, Gtd. Notes 9.50%, 01/15/07	126,719
Ba1	175	ITT Corp., Debs. 7.375%, 11/15/15	179,812
Ba1	125	Royal Caribbean Cruises Ltd., Sr. Notes (Liberia) 8.00%, 05/15/10	131,364
Ba1	125	Starwood Hotels & Resorts Worldwide, Inc., Co. Gtd. Notes 7.875%, 05/01/12	131,875

			684,820

Machinery
		Terex Corp., Co. Gtd. Notes
B2	20	9.25%, 07/15/11	21,200
B2	60	10.375%, 04/01/11	63,113

			84,313

Media 0.1%
Ba2	43	DirecTV Holdings LLC / DirecTV Financing Co., Sr. Notes 8.375%, 03/15/13	45,043
Ba3	125	Echostar DBS Corp., Co. Gtd. Notes 6.625%, 10/01/14	120,625

			165,668

Media - Broadcasting & Radio 0.1%
B2	125	Emmis Operating Co., Sr. Sub. Notes 6.875%, 05/15/12	122,656
B1	62	Lin Television Corp., Gtd. Notes 6.50%, 05/15/13	56,498

			179,154

Media - Cable 0.2%
NR	50	Callahan Nordrhein-Westfalen GmbH, Sr. Disc. Notes, (Germany) 16.00%, 07/15/10(d)	1

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Ca		$121	CCH I Holdings LLC, Zero coupon (until 5/15/11) Co. Gtd. Notes 11.75%, 05/15/14	$81,675
Caa1		100	Charter Communications Holdings II, Sr. Notes 10.25%, 09/15/10	101,000
B2		50	CSC Holdings, Inc., Sr. Notes, 144A 7.25%, 07/15/08	50,312
			CSC Holdings, Inc., Sr. Notes
B2		50	7.25%, 04/15/12	48,312
B2		25	7.625%, 04/01/11	25,156
B2		30	7.875%, 12/15/07	30,488
B2		60	Kabel Deutschland GmbH, Gtd. Notes, 144A (Germany) 10.625%, 07/01/14	63,600
B3	EUR	63	Ono Finance PLC, Sr. Notes (United Kingdom) 8.00%, 05/16/14	74,038

				474,582

Media - Diversified 0.1%
Ba3		150	Sun Media Corp., Gtd. Notes (Canada) 7.625%, 02/15/13	151,875

Media - Non Cable
B2		62	Quebecor Media, Sr. Notes (Canada) 7.75%, 03/15/16	60,915

Metals 0.4%
B1		50	AK Steel Corp., Co. Gtd. Notes 7.75%, 06/15/12	49,250
B1		100	7.875%, 02/15/09	99,500
Baa3		125	Ispat Inland ULC, Sec’d Notes (Canada) 9.75%, 04/01/14	138,750
B2	EUR	62	Kloeckner Investment SCA, Sr. Notes (Luxembourg) 10.50%, 05/15/15	91,475
B1		125	Novelis, Inc., Sr. Notes, 144A (Canada) 7.25%, 02/15/15	120,937

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Baa1	$250	Pemex Project Funding Master Trust, Gtd. Notes 9.75%, 03/30/18	$298,750
Ba1	89	United States Steel Corp. LLC, Sr. Notes 10.75%, 08/01/08	96,120

			894,782

Mining
Caa1	45	OM Group, Inc., Gtd. Notes 9.25%, 12/15/11	46,575

Oil & Gas 0.2%
Baa1	478	Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands) 5.265%, 06/15/11	466,125

Packaging 0.4%
B1	125	Crown Americas LLC, Sr. Notes, 144A 7.75%, 11/15/15	123,281
Caa1	62	Graham Packaging Co., Gtd. Notes 8.50%, 10/15/12	60,140
Caa2	200	Graham Packaging Co., Sub. Notes 9.875%, 10/15/14	194,500
B3	125	Graphic Packaging International Corp., Sr. Sub. Notes 9.50%, 08/15/13	125,000
B1	180	Owens Brockway Glass Container, Inc., Sec’d. Notes 8.75%, 11/15/12	189,900
B2	63	Plastipak Holdings, Inc., Sr. Notes, 144A 8.50%, 12/15/15	62,370

			755,191

Paper 0.4%
B1	125	Abitibi-Consolidated, Inc., Notes (Canada) 5.25%, 06/20/08	118,125
B2	85	Ainsworth Lumber Co. Ltd., Sr. Notes (Canada) 6.75%, 03/15/14	62,475

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B2		$62	Ainsworth Lumber Co. Ltd., Gtd. Notes (Canada) 7.25%, 10/01/12	$48,670
B2		100	Cellu Tissue Holdings, Inc., Sec’d. Notes 9.75%, 03/15/10	97,500
			Georgia-Pacific Corp., Notes
B2		125	8.125%, 05/15/11	124,687
B2		75	8.875%, 05/15/31	74,719
			Jefferson Smurfit Corp., Gtd. Notes
B2		125	7.50%, 06/01/13	113,125
B2		50	8.25%, 10/01/12	47,250
B3		125	JSG Funding PLC, Sr. Notes (Ireland) 9.625%, 10/01/12	129,375
Caa2	EUR	66	JSG Holding PLC, Sr. Notes, PIK (Ireland) 11.50%, 10/01/15	85,218
Caa1		25	Mercer International, Inc., Sr. Notes 9.25%, 02/15/13	22,313

				923,457

Printing
Caa2		55	Vertis, Inc., Gtd. Notes, Series B 10.875%, 06/15/09	54,519

Publishing 0.4%
B1		107	Dex Media East LLC, Gtd. Notes 12.125%, 11/15/12	119,572
B2		142	Dex Media West Finance, Sr. Sub. Notes 9.875%, 08/15/13	153,005
Caa1		125	Houghton Mifflin Co., Sr. Sub. Notes 9.875%, 02/01/13	129,531
B2	EUR	125	Lighthouse International Co. SA, Gtd. Notes (Luxembourg) 8.00%, 04/30/14	170,653
B2		75	Medianews Group, Inc., Sr. Sub. Notes 6.875%, 10/01/13	68,719
B2		50	Primedia, Inc., Gtd. Notes 8.875%, 05/15/11	47,625
Caa1	EUR	125	WDAC Subsidiary Corp., Sr. Notes 8.50%, 12/01/14	158,078

				847,183

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Real Estate Investment Trust - Office Industrial
B1	$62	Crescent Real Estate Equities LP, Sr. Notes 9.25%, 04/15/09	$64,170

Restaurants 0.1%
B2	125	Landry’s Restaurants, Inc., Gtd. Notes 7.50%, 12/15/14	115,938

Retail & Merchandising 0.1%
B3	125	General Nutrition Center, Inc., Co. Gtd. Notes 8.625%, 01/15/11	124,688

Retailers
B2	63	Neiman Marcus Group, Inc., Gtd. Notes 9.00%, 10/15/15	66,386

Retailers - Food & Drug
Ba1	25	Ahold Finance USA, Inc., Notes 8.25%, 07/15/10	26,125
B3	25	Jean Coutu Group PJC, Inc., Sr. Notes (Canada) 7.625%, 08/01/12	24,313
Caa2	50	Jean Coutu Group PJC, Inc., Sr. Sub. Notes (Canada) 8.50%, 08/01/14	46,687

			97,125

Services Cyclical - Business Services 0.1%
Caa2	35	Great Lakes Dredge & Dock Corp., Sr. Sub. Notes 7.75%, 12/15/13	32,550
B3	75	Iron Mountain, Inc., Gtd. Notes 8.625%, 04/01/13	76,500

			109,050

Services Cyclical - Distribution/Logistical 0.2%
Caa1	EUR 312	Ray Acquisition SCA, Sec`d. Notes (France) 9.375%, 03/15/15	428,938

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Services Cyclical - Rental Equipment 0.2%
B1	$250	Hertz Corp., Sr. Notes, 144A 8.875%, 01/01/14	$260,625
B3	62	Hertz Corp., Sr. Sub. Notes, 144A 10.50%, 01/01/16	67,425
B3	25	United Rentals NA, Inc., Gtd. Notes 6.50%, 02/15/12	23,625
Caa1	50	United Rentals NA, Inc., Sr. Sub. Notes 7.75%, 11/15/13	47,625

			399,300

Technology 0.1%
		Sungard Data Systems, Inc., Gtd. Notes
B3	125	9.125%, 08/15/13	127,656
Caa1	125	10.25%, 08/15/15	126,719

			254,375

Technology - Hardware 0.1%
B3	62	Avago Technologies Financial, Sr. Notes, 144A (Singapore) 10.125%, 12/01/13	65,100
Ba2	75	Flextronics International Ltd., Sr. Sub. Notes (Singapore) 6.25%, 11/15/14	71,625
B3	20	Nortel Networks Corp., Co. Gtd. Notes (Canada) 4.25%, 09/01/08	18,750
Ba2	75	Xerox Corp., Sr. Notes 7.625%, 06/15/13	75,750

			231,225

Technology - Software/Services 0.1%
B3	250	UGS Corp., Gtd. Notes 10.00%, 06/01/12	269,062

Telecommunications 0.9%
A2	73	AT&T Corp., Sr. Notes 7.30%, 11/15/11	78,128

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	47

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B3		$50	Cincinnati Bell, Inc., Sr. Sub. Notes 8.375%, 01/15/14	$49,000
Ba3		125	Citizens Communications Co., Notes 9.25%, 05/15/11	135,625
Ba3		100	Citizens Communications Co., Sr. Notes 6.25%, 01/15/13	95,250
B2		50	Eircom Funding, Gtd. Notes (Ireland) 8.25%, 08/15/13	54,000
Baa3		900	Embarq Corp., Notes 6.738%, 06/01/13	908,643
B2		62	Intelsat Bermuda Ltd., Gtd. Notes, 144A 9.25%, 06/15/16	63,395
B2	EUR	125	Nordic Tel Co. Holdings., Sr. Notes, 144A (Denmark) 8.25%, 05/01/16	166,262
B3		125	Qwest Capital Funding, Co. Gtd. Notes 7.00%, 08/03/09	124,062
Ba3		100	Qwest Corp., Sr. Notes 7.875%, 09/01/11	103,500
Ba3		62	Windstream Corp., Sr. Notes, 144A 8.625%, 08/01/16	64,480

				1,842,345

Telecommunications - Cellular 0.9%
Caa1		50	Alamosa Delaware, Inc., Gtd. Notes 11.00%, 07/31/10	54,625
Caa1		75	Alamosa Delaware, Inc., Sr. Notes 8.50%, 01/31/12	79,500
B1		125	American Tower Corp., Sr. Notes 7.50%, 05/01/12	127,500
B3		100	Centennial Communications Corp., Sr. Notes 8.125%, 02/01/14	97,250
Caa2		125	Dobson Communications Corp., Sr. Notes 8.875%, 10/01/13	123,750
Ba3		1,000	Qwest Corp., Sr. Notes 7.625%, 06/15/15	1,016,250
Ba2		75	Rogers Wireless, Inc., Sec’d. Notes (Canada) 7.50%, 03/15/15	76,875

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Ba3	$75	Rogers Wireless, Inc., Sr. Sub. Notes (Canada) 8.00%, 12/15/12	$77,250
B2	125	Wind Acquisition Finance SA, Gtd. Notes, 144A (Luxembourg) 10.75%, 12/01/15	134,687

			1,787,687

Telecommunications - Satellites 0.1%
B2	125	Intelsat Bermuda Ltd., Sr. Notes (Bermuda) 8.25%, 01/15/13	122,188
B2	125	PanAmSat Corp., Gtd. Notes 9.00%, 08/15/14	127,031

			249,219
Textiles & Apparel 0.1%
B3	75	Propex Fabrics, Inc., Co. Gtd. Notes 10.00%, 12/01/12	66,750
B1	125	Quicksilver, Inc., Co. Gtd. Notes 6.875%, 04/15/15	115,625

			182,375

Tobacco
B3	62	Alliance One International, Gtd. Notes 11.00%, 05/15/12	60,295

Transportation
Ba3	75	Stena AB, Sr. Notes (Sweden) 7.50%, 11/01/13	72,563

Utilities - Distribution 0.1%
B1	50	Inergy LP Inergy Finance Corp., Sr. Notes 6.875%, 12/15/14	47,125
B1	125	Suburban Propane Partners LP, Sr. Notes 6.875%, 12/15/13	118,437
B3	40	Transmontaigne, Inc., Sr. Sub. Notes 9.125%, 06/01/10	42,600

			208,162

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	49

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Utilities - Electric 0.8%
B1	$195	AES Corp., Sr. Notes 9.375%, 09/15/10	$207,919
Ba1	126	AES Eastern Energy LP, Pass Thru Certificates 9.00%, 01/02/17	136,809
Ba3	30	Allegheny Energy Supply Co. LLC, Sr. Unsec’d Notes, 144A 8.25%, 04/15/12	31,950
D(c)	125	Calpine Corp., Sec’d. Notes, 144A(d) 8.75%, 07/15/13	120,625
B1	50	CMS Energy Corp., Sr. Notes 8.50%, 04/15/11	52,625
B2	62	Dynegy Holdings, Inc., Sr. Unsec’d. Notes, 144A 8.375%, 05/01/16	60,915
B1	75	Edison Mission Energy, Sr. Notes 7.73%, 06/15/09	76,125
Ba2	69	Homer City Funding LLC, Co. Gtd. Notes 8.137%, 10/01/19	73,485
		Midwest Generation LLC, Pass Thru Certificates
B1	30	8.30%, 07/02/09	30,125
B1	50	8.56%, 01/02/16	52,655
Ba3	125	8.75%, 05/01/34	132,969
B2	125	Mirant North America LLC, Sec’d Notes, 144A 7.375%, 12/31/13	120,156
B2	35	Mission Energy Holding Co., Sec’d. Notes 13.50%, 07/15/08	39,113
Ba1	60	Nevada Power Co., General Refinance Mortgage 6.50%, 04/15/12	60,398
B1	125	NRG Energy, Inc., Co. Gtd. Notes 7.375%, 02/01/16	122,187
B3	50	Orion Power Holdings, Inc., Sr. Notes 12.00%, 05/01/10	57,125
B2	62	Reliant Energy Mid-Atlantic Power Holdings LLC, Series B, Pass Thru Certificates 9.237%, 07/02/17	66,757

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B2	$60	Reliant Energy, Inc., Sec’d. Notes 9.50%, 07/15/13	$61,500
B1	40	Sierra Pacific Resources, Sr. Notes 8.625%, 03/15/14	42,358

			1,545,796
Utility - Pipelines 0.6%
B2	125	El Paso Corp., Notes 7.875%, 06/15/12	127,812
B2	125	El Paso Corp., Sr. Notes 7.80%, 08/01/31	123,750
Ba2	125	El Paso Natural Gas Co., Bonds 8.375%, 06/15/32	135,427
B1	125	El Paso Production Holding Co., Gtd. Notes 7.75%, 06/01/13	127,031
Ba2	50	Pacific Energy Partners LP, Sr. Notes 7.125%, 06/15/14	50,500
Ba2	50	Southern Natural Gas Co., Unsub. Notes 8.875%, 03/15/10	52,838
		Tennessee Gas Pipeline Co., Debs.
Ba2	110	7.00%, 03/15/27	110,542
Ba2	50	7.00%, 10/15/28	47,155
Ba2	125	7.625%, 04/01/37	124,907
Ba2	150	Williams Cos., Inc., Notes 7.125%, 09/01/11	151,125
Ba2	125	Williams Cos., Inc., Sr. Notes 7.625%, 07/15/19	126,250
Ba2	45	Williams Cos., Inc., Sr. Unsec’d. Notes 8.125%, 03/15/12	47,137

			1,224,474

		Total corporate bonds (cost $28,918,311)	28,899,960

FOREIGN GOVERNMENT BONDS 5.4%
		Federal Republic of Brazil
B1	45	8.25%, 01/20/34	49,995
Ba3	25	8.875%, 10/14/19	29,000
Ba3	25	8.875%, 04/15/24	29,050

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	51

Portfolio of Investments

as of July 31, 2006 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B1		$55	10.00%, 08/07/11	$63,662
Aaa	EUR	8,000	Federal Republic of Germany 2.50%, 09/22/06	10,210,843
			Federal Republic of Italy
Aa2	JPY	5,000	0.375%, 10/10/06	43,625
Aa2	JPY	3,000	3.80%, 03/27/08	27,445
Ba1		180	Republic of Panama 9.625%, 02/08/11	202,500
Aaa	GBP	200	United Kingdom Treasury Bond 5.75%, 12/07/09	385,258

			Total foreign government bonds (cost $10,876,071)	11,041,378

MUNICIPAL BONDS 1.0%
Aaa		200	Georgia State Road & Tollway Authority Revenue Bonds 5.00%, 03/01/21	208,894
			Golden State Tobacco Settlement Revenue Bonds Series 2003-A-1
Baa3		250	6.25%, 06/01/33	273,167
Baa3		100	6.75%, 06/01/39	112,476
Aa2		500	New York State Dormitory Authority, Revenue Bonds 6.65%, 08/15/30	567,530
Aaa		200	South Carolina State Highway, Series B 5.00%, 04/01/17	209,936
			Tobacco Settlement Financing Corp., New Jersey
Baa3		300	6.00%, 06/01/37	316,701
Baa3		250	6.375%, 06/01/32	272,385

			Total municipal bonds (cost $1,765,724)	1,961,089

See Notes to Financial Statements.

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Principal Amount (000)#		Description	Value (Note 1)
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS 22.1%
		Federal Home Loan Mortgage Corp.
$489		5.00%, 11/01/35	$462,323
488		5.00%, 01/01/36	461,623
17		5.76%, 08/01/23	17,698
251		6.00%, 09/01/22	252,313
		Federal National Mortgage Assoc.
982		4.00%, 08/01/18 - 06/01/19	917,823
2,000		4.50%, TBA	1,837,500
99		4.50%, 11/01/35	90,851
1,000		5.00%, TBA	946,250
79		5.00%, 01/01/19	76,654
109		5.079%, 05/01/36	108,862
39,872		5.50%, 09/01/33 - 08/14/36	38,782,788
189		6.00%, 05/01/16 - 01/01/17	190,818
—	(g)	6.00%, 12/01/17	929
49		6.50%, 01/01/16	49,914
171		7.50%, 01/01/32	176,693
		Government National Mortgage Assoc.
64		4.50%, 08/15/33 - 09/15/33	59,753
11		4.75%, 09/20/22	11,230
1,000		6.00%, 08/21/36	1,000,000
94		8.50%, 02/20/30 - 06/15/30	101,487

		Total U.S. government mortgage backed obligations (cost $46,589,595)	45,545,509

U.S. TREASURY OBLIGATIONS 6.0%
		United States Treasury Bonds
650		4.25%, 11/15/14	618,744
400		12.00%, 08/15/13	454,234
		United States Treasury Inflation Index Bonds
300		2.375%, 04/15/11	305,923
190		3.875%, 04/15/29	295,560
		United States Treasury Notes
1,900		3.875%, 09/15/10	1,827,044
1,000		4.00%, 06/15/09	975,469
300		4.25%, 10/15/10	292,547
500		4.375%, 12/15/10	489,590
1,300		4.50%, 11/15/10 - 11/15/15	1,273,812
1,400		4.75%, 03/31/11	1,390,266
2,200		4.875%, 04/30/11	2,195,703

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	53

Portfolio of Investments

as of July 31, 2006 Cont’d.

Principal Amount (000)#	Description	Value (Note 1)
$1,750	6.50%, 11/15/26	$2,039,296
500	United States Treasury Strip Coupon Zero, 02/15/22	223,484

	Total U.S. treasury obligations (cost $12,405,525)	12,381,672

Shares

WARRANTS(a)

Telecommunications
300,000	United Mexican States, Series E, expiring 06/30/07 (cost $30)	7,950

	Total long-term investments (cost $178,723,492)	185,703,233

Contracts/Notional Amount

SHORT-TERM INVESTMENTS 17.6%

OUTSTANDING OPTIONS PURCHASED(a) 0.1%

Call Options
500,000	Swap Option 3 month LIBOR expiring 04/27/2009 @ 5.75%	32,674
5,900,000	Swap Option 3 month LIBOR expiring 10/18/2006 @ 4.50%	30
8,600,000	Swap Option 3 month LIBOR expiring 07/02/2007 @ 5.37%	54,318
1,200,000	Swap Option 3 month LIBOR expiring 08/08/2006 @ 4.75%	0

		87,022

Put Options
500,000	Swap Option 3 month LIBOR expiring 04/27/2009 @ 6.25%	18,676
450,000,000	Eurodollar Futures expiring 12/18/2006 @ 91.75%	2,812

		21,488

	Total outstanding options purchased (cost $129,589)	108,510

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
U.S. TREASURY OBLIGATIONS 0.2%
		U.S. Treasury Bills(e)
	20	4.72%, 09/14/06	19,883
	330	4.805%, 09/14/06	328,078

		Total U.S. treasury obligations (cost $347,947)	347,961

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.4%
	900	Federal National Mortgage Assoc. 5.14%, 08/01/06 (cost $900,000)	900,000

CERTIFICATES OF DEPOSIT 0.4%
	900,000	Countrywide Bank NA 5.38%, 10/18/06 (cost $900,000)	899,991

COMMERCIAL PAPER 2.9%
A1+	1,200	Abbey National North America LLC 5.22%, 08/08/06	1,198,780
		HBOS Treasury Services
A1+	700	5.17%, 09/12/06	693,232
A1+	800	5.35%, 10/26/06	788,902
A1	800	Swedbank 5.33%, 11/01/06	788,446
A2	400	Time Warner, Inc., 144A 5.24%, 09/18/06	397,029
A1+	2,100	Westpac Banking Corp., 144A 5.10%, 09/01/06	2,085,649

		Total commercial paper (cost $5,961,275)	5,952,038

FOREIGN TREASURY OBLIGATION 5.5%
	EUR 1,420	Dutch Treasury Certificate(f) 2.96%, 10/31/06	1,800,612
		France Treasury Bill(f)
	EUR 550	2.72%, 09/28/06	699,402
	EUR 3,840	2.81%, 10/12/06	4,877,601
		German Treasury Bill(f)
	EUR 300	2.93%, 08/16/06	382,802
	EUR 740	2.84%, 09/13/06	942,119

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	55

Portfolio of Investments

as of July 31, 2006 Cont’d.

Principal Amount (000)#	Description	Value (Note 1)
EUR 2,000	Spain Treasury Bill(f) 2.49%, 08/18/06	2,551,607

	Total foreign treasury obligations (cost $10,959,419)	11,254,143

Shares

AFFILIATED MONEY MARKET MUTUAL FUND 8.1%
16,711,702	Dryden Core Investment Fund - Taxable Money Market Series (cost $16,711,702)(h)	16,711,702

	Total short-term investments (cost $35,909,932)	36,174,345

	Total Investments, Before Outstanding Options Written—107.9% (cost $214,633,424 Note 5)	221,877,578

Contracts/Notional Amount

OUTSTANDING OPTIONS WRITTEN(a)

Call Options
2,500,000	Swap Option 3 month LIBOR expiring 10/18/2006 @ 4.56%	(25)
2,800,000	Swap Option 3 month LIBOR expiring 07/02/2007 @ 5.50%	(47,511)
500,000	Swap Option 3 Month LIBOR expiring 08/08/2006 @ 4.78%	—

	Total outstanding options written (premium received $61,914)	(47,536)

	Total Investments, Net of Outstanding Options Written 107.9% (cost $214,571,510; Note 5)	221,830,042
	Other liabilities in excess of other assets(j) (7.9%)	(16,161,923)

	Net Assets 100%	$205,668,119

The following abbreviations are used in portfolio descriptions:

144A—Security	was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

NR—Not Rated by Moodys or Standard & Poor’s

TBA—To Be Announced

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

See Notes to Financial Statements.

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#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Indicates a variable rate security.
(c)	Standard & Poor’s rating.
(d)	Represents issuer in default on interest payments. Non-income producing security.
(e)	Securities segregated as collateral for futures contracts.
(f)	Rates shown are the effective yields at purchase date.
(g)	Less than $500 par.
(h)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(i)	The rate shown reflects the coupon rate after the step date.
(j)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, foreign exchange currency contracts, interest rate and credit default swaps as follows:

Open Future contracts outstanding at July 31, 2006:

Number of Contracts	Type	Expiration Date	Value at July 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
119	5 Yr. U.S. Treasury Notes	Sept. 2006	$12,402,031	$12,384,203	$17,828
20	30 Yr. U.S. Treasury Bonds	Sept. 2006	2,165,625	2,130,937	34,688
150	90 Day Euro	Dec. 2006	35,456,250	35,490,525	(34,275)
191	90 Day Euro	Mar. 2007	45,190,600	45,184,275	6,325
27	90 Day Euro	Jun. 2007	6,395,625	6,392,925	2,700
40	90 Day Euro	Mar. 2008	9,484,000	9,468,875	15,125
50	90 Day Euro	Dec. 2008	11,844,375	11,881,250	(36,875)

			$122,938,506	$122,932,990	$5,516

	Short Positions:
115	10 Yr. U.S. Treasury Notes	Sept. 2006	$12,193,594	$12,086,657	$(106,937)

Foreign currency exchange contracts outstanding at July 31, 2006

Purchase Contracts	Notional Amount		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan, Expiring 03/16/07	CNY	1,544,000	$200,000	$198,085	$(1,915)
Expiring 05/09/07	CNY	6,141,000	800,026	791,719	(8,307)
Euros, Expiring 08/31/06	EUR	1,479,000	1,857,346	1,893,567	36,221
Japanese Yen, Expiring 08/15/06	JPY	204,257,000	1,863,164	1,785,878	(77,286)

			$4,720,536	$4,669,249	$(51,287)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	57

Portfolio of Investments

as of July 31, 2006 Cont’d.

Sale Contracts	Notional Amount		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euros, Expiring 09/29/06	EUR	10,332,000	$13,208,338	$13,249,976	$(41,638)
Pound Sterling, Expiring 09/07/06	GBP	220,000	408,922	411,317	(2,395)
Japanese Yen, Expiring 08/15/06	JPY	17,355,000	153,559	151,740	1,819

			$13,770,819	$13,813,033	$(42,214)

Interest rate swap agreements outstanding at July 31, 2006:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Goldman Sachs(2)	12/15/2007	USD	1,500	4.00%	3 Month LIBOR	$(31,492)
UBS AG(2)	10/15/2010	EUR	100	2.15%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index	53
Merrill Lynch & Co.(1)	12/15/2015	JPY	50,000	2.00%	6 Month LIBOR	2,909
Barclays Capital(1)	12/15/2015	JPY	20,000	2.00%	6 Month LIBOR	1,266
Barclays Capital(2)	9/15/2010	GBP	400	5.00%	6 Month LIBOR	(3,575)
Goldman Sachs(1)	12/20/2016	USD	2,800	5.00%	3 Month LIBOR	(1,160)
Morgan Stanley & Co.(2)	12/20/2011	USD	300	5.00%	3 Month LIBOR	125
UBS AG(2)	12/20/2011	USD	2,300	5.00%	3 Month LIBOR	1,337
Goldman Sachs(2)	12/20/2036	USD	600	5.00%	3 Month LIBOR	5,869
Morgan Stanley & Co.(2)	12/20/2036	USD	800	5.00%	3 Month LIBOR	7,829

						$(16,839)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

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Credit default swap agreements outstanding at July 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/2008	$200	0.26%	Allstate Corp., 6.125%, due 02/15/12	$(561)
UBS AG(1)	12/20/2008	300	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(835)
Lehman Brothers(1)	12/20/2008	100	0.24%	Costco Wholesale Corp., 5.50%, due 3/15/07	(369)
Bank of America Securities LLC(1)	7/25/2045	1,800	0.54%	Dow Jones CDX IG4 Index	(5,578)
Bank of America Securities LLC(1)	12/20/2008	100	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(152)
Citigroup(1)	12/20/2008	200	0.28%	Eaton Corp., 5.75%, due 7/15/12	(891)
Barclays Bank PLC(1)	12/20/2008	200	0.16%	Eli Lilly & Co., 6.00%, due 3/15/12	(658)
Morgan Stanley & Co.(1)	12/20/2008	100	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(305)
Citigroup(1)	12/20/2008	100	0.29%	FedEx Corp., 7.25%, due 2/15/11	(556)
Lehman Brothers(1)	12/20/2008	100	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,883)
Bear Stearns International Ltd.(1)	12/20/2008	200	0.32%	Hewlett Packard Co., 6.50% due 7/1/12	(1,088)
Lehman Brothers(1)	12/20/2008	200	0.12%	Home Depot, Inc., 5.375%, due 4/1/06	(316)
Merrill Lynch & Co.(1)	12/20/2008	100	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	(621)
Lehman Brothers(1)	12/20/2008	200	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(488)
Lehman Brothers(1)	12/20/2008	100	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(1,049)
Lehman Brothers(1)	12/20/2008	100	0.30%	Masco Corp., 5.875%, due 7/15/12	(234)
Lehman Brothers(1)	12/20/2008	100	0.48%	Northrop & Grumman Corp., 7.125%, due 2/15/11	(964)
Lehman Brothers(1)	6/20/2009	500	0.40%	People’s Republic of China, 6.80%, due 5/23/11	(3,749)
Lehman Brothers(1)	12/20/2008	100	0.35%	RadioShack Corp., 7.375%, due 5/15/11	524

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	59

Portfolio of Investments

as of July 31, 2006 Cont’d.

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	5/20/2016	1,000	0.54%	Republic of Hungary, 4.75%, due 02/03/15	4,964
J.P. Morgan(1)	5/20/2016	300	0.54%	Republic of Hungary, 4.75%, due 02/03/15	1,376
Morgan Stanley & Co.(1)	9/20/2010	200	2.70%	Republic of Turkey, 11.875%, due 01/15/30	(7,573)
Merrill Lynch & Co.(2)	3/20/2007	400	0.61%	Russian Federation, 5.00%, due 03/31/30	1,636
Citigroup(1)	12/20/2008	300	0.14%	Walmart Stores, Inc., 6.875%, due 8/10/09	(593)
Barclays Bank PLC(1)	12/20/2008	100	0.67%	Walt Disney Co. (The), 6.375%, due 3/12/12	(1,416)
Lehman Brothers(1)	12/20/2008	100	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	(233)

					$(21,612)

(1)	Fund pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.
(2)	Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

See Notes to Financial Statements.

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The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2006 was as follows:

Industry
U.S. Government Mortgage Backed Obligations	23.1%
Affiliated Money Market Mutual Fund	8.1
U.S. Treasury Obligations	6.2
Foreign Treasury Obligation	5.5
Foreign Government Bonds	5.4
Oil, Gas & Consumable Fuels	3.2
Commercial Paper	2.9
Financial Services	2.6
Insurance	2.5
Telecommunications	2.5
Financial - Bank&Trust	2.4
Collateral Mortgage Obligations	1.9
Retail & Merchandising	1.9
Healthcare Services	1.6
Chemicals	1.5
Medical Supplies & Equipment	1.4
Aerospace	1.3
Transportation	1.3
Consumer Products & Services	1.2
Media	1.2
Municipal Bonds	1.0
Pharmaceuticals	1.0
Biotechnology	0.9
Telecommunications - Cellular	0.9
Gaming	0.8
Machinery	0.8
Metals & Mining	0.8
Software	0.8
Utilities - Electric	0.8
Automobile Manufacturers	0.7
Entertainment & Leisure	0.7
Real Estate Investment Trusts	0.7
Thrifts & Mortgage Finance	0.7
Asset-Backed Securities	0.6
Commercial Services	0.6
Computer Hardware	0.6
Manufacturing	0.6
Utility - Pipelines	0.6
Hotels & Motels	0.5
Utilities	0.5
Aerospace & Defense	0.4
Certificates of Deposit	0.4
Electric Utilities	0.4
Household Durables	0.4

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	61

Portfolio of Investments

as of July 31, 2006 Cont’d.

Industry
Independent Power Producers & Energy Traders	0.4%
Internet Services	0.4
Metals	0.4
Packaging	0.4
Paper	0.4
Publishing	0.4
Semiconductors	0.4
U.S. Government Agency Obligations	0.4
Automotive Parts	0.3
Beverages	0.3
Building Materials - Fixtures & Fittings	0.3
Commercial Banks	0.3
Electronic Components	0.3
Foods	0.3
IT Services	0.3
Lodging	0.3
Specialty Retail	0.3
Auto Components	0.2
Automotive - OEM	0.2
Construction	0.2
Defense	0.2
Diversified Financial Services	0.2
Diversified Manufacturing Operations	0.2
Energy - Exploration & Production	0.2
Energy Equipment & Services	0.2
Farming & Agriculture	0.2
Food Products	0.2
Healthcare Providers & Services	0.2
Home Construction	0.2
Hotels, Restaurants & Leisure	0.2
Industrial Conglomerates	0.2
Media - Cable	0.2
Oil & Gas	0.2
Paper & Forest Products	0.2
Real Estate Investment Trust - Other Reit	0.2
Services Cyclical - Distribution/Logistical	0.2
Services Cyclical - Rental Equipment	0.2
Auto Parts & Related	0.1
Banks	0.1
Broadcast & Cable/SatelliteTV	0.1
Building Products	0.1
Business Services	0.1
Clothing & Apparel	0.1
Commercial Services & Supplies	0.1
Computer Services & Software	0.1
Computer Software	0.1
Computers & Peripherals	0.1

See Notes to Financial Statements.

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Industry
Conglomerates	0.1%
Consumer Products - Household & Leisure	0.1
Consumer Products - Industrial	0.1
Consumer Products - Non Durable	0.1
Consumer Products	0.1
Distribution/Wholesale	0.1
Energy - Services	0.1
Environmental Services	0.1
Environmental	0.1
Healthcare	0.1
Healthcare - Pharma	0.1
Household Products	0.1
Household/Personal Care	0.1
Media - Broadcasting & Radio	0.1
Media - Diversified	0.1
Media & Communications	0.1
Multi-Line Retail	0.1
Multimedia	0.1
Multi-Utilities	0.1
Outstanding Options Purchased	0.1
Personal Services	0.1
Real Estate	0.1
Restaurants	0.1
Semiconductors/SemiCap	0.1
Services Cyclical - Business Services	0.1
Technology - Hardware	0.1
Technology - Software/Services	0.1
Technology	0.1
Telecommunications - Satellites	0.1
Textiles & Apparel	0.1
Utilities - Distribution	0.1

107.9
Outstanding Options Written	0.0
Other liabilities in excess of other assets	(7.9)

Net Assets	100.0%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	63

Statement of Assets and Liabilities

as of July 31, 2006

Assets
Investments, at value:
Unaffiliated investments (cost $197,921,722)	$205,165,876
Affiliated investments (cost $16,711,702)	16,711,702
Cash	107,367
Foreign currency, at value (cost $245,871)	248,719
Dividends and interest receivable	1,340,755
Receivable for investments sold	234,732
Receivable for Fund shares sold	85,033
Unrealized appreciation on foreign currency exchange contracts	38,040
Unrealized appreciation on swap agreements	27,888
Receivable from broker—variation margin	15,408
Prepaid expenses and other assets	5,297
Premium paid for interest rate swaps purchased	3,433

Total assets	223,984,250

Liabilities
Payable for investments purchased	17,093,367
Payable for Fund shares reacquired	298,158
Transfer agent fee payable	174,820
Accrued expenses and other liabilities	162,391
Unrealized depreciation on foreign currency exchange contracts	131,541
Management fee payable	130,589
Distribution fee payable	130,285
Premium received for interest rate swaps written	73,805
Unrealized depreciation on swap agreements	66,339
Outstanding options written (premiums received $61,914)	47,536
Deferred trustees’ fees	7,300

Total liabilities	18,316,131

Net Assets	$205,668,119

Net assets were comprised of:
Shares of beneficial interest, at par	$19,933
Paid-in capital, in excess of par	196,299,010

196,318,943
Undistributed net investment income	306,383
Accumulated net realized gain on investments and foreign currency transactions	2,019,086
Net unrealized appreciation on investments and foreign currencies	7,023,707

Net assets, July 31, 2006	$205,668,119

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($58,130,104 ÷ 5,627,288) shares of beneficial interest issued and outstanding)	$10.33
Maximum sales charge (5.5% of offering price)	0.60

Maximum offering price to public	$10.93

Class B:
Net asset value, offering price and redemption price per share ($94,010,858 ÷ 9,117,080 shares of beneficial interest issued and outstanding)	$10.31

Class C:
Net asset value, offering price and redemption price per share ($35,590,866 ÷ 3,452,004 shares of beneficial interest issued and outstanding)	$10.31

Class M:
Net asset value, offering price and redemption price per share ($3,438,824 ÷ 333,574 shares of beneficial interest issued and outstanding)	$10.31

Class R:
Net asset value, offering price and redemption price per share ($7,419,133 ÷ 717,337 shares of beneficial interest issued and outstanding)	$10.34

Class X:
Net asset value, offering price and redemption price per share ($2,607,044 ÷ 252,985 shares of beneficial interest issued and outstanding)	$10.31

Class Z:
Net asset value, offering price and redemption price per share ($4,471,290 ÷ 432,383 shares of beneficial interest issued and outstanding)	$10.34

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	65

Statement of Operations

Year Ended July 31, 2006

Net Investment Income
Income
Unaffiliated interest	$6,419,208
Unaffiliated dividends (net of foreign withholding taxes of $14,272)	1,356,180
Affiliated dividends	463,884

Total Income	8,239,272

Expenses
Management fee	1,581,626
Distribution fee—Class A	129,908
Distribution fee—Class B	1,061,892
Distribution fee—Class C	391,751
Distribution fee—Class M	25,785
Distribution fee—Class R	22,488
Distribution fee—Class X	18,924
Custodian’s fees and expenses	353,000
Transfer agent’s fees and expenses (including affiliated expenses of $189,000)	227,000
Registration fees	98,000
Reports to shareholders	70,000
Legal fees and expenses	41,000
Audit fee	17,000
Trustees’ fees	12,000
Interest expense (Note 7)	3,755
Miscellaneous	35,154

Total expenses	4,089,283

Net investment income	4,149,989

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	4,411,746
Options written	271,079
Foreign currency transactions	256,312
Futures	(883,279)
Swaps	(38,465)
Short sale transactions	591,109

4,608,502

Net change in unrealized depreciation on investments:
Investments	(4,061,478)
Short sales	(263,665)
Foreign currencies	(190,182)
Futures	(124,199)
Swaps	(324,317)
Options written	(244,272)

(5,208,113)

Net loss on investments	(599,611)

Net Increase In Net Assets Resulting From Operations	$3,550,378

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,149,989	$2,227,248
Net realized gain on investments and foreign currency transactions	4,608,502	18,937,116
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,208,113)	699,429

Net increase in net assets resulting from operations	3,550,378	21,863,793

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,403,569)	(807,309)
Class B	(2,090,796)	(1,305,294)
Class C	(775,965)	(506,278)
Class M	(51,993)	(10,201)
Class R	(134,510)	(42)
Class X	(40,065)	(6,134)
Class Z	(141,132)	(108,885)

	(4,638,030)	(2,744,143)

Distributions from net realized gains:
Class A	(4,063,852)	(615,026)
Class B	(9,457,186)	(1,740,925)
Class C	(3,457,932)	(684,630)
Class M	(217,196)	(10,101)
Class R	(413,614)	(39)
Class X	(161,463)	(114)
Class Z	(382,873)	(82,388)

	(18,154,116)	(3,133,223)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	45,898,058	46,758,740
Net asset value of shares issued in reinvestment of distributions	20,885,010	5,358,895
Cost of shares reacquired	(56,982,824)	(48,084,156)

Net increase in net assets resulting from Fund share transactions	9,800,244	4,033,479

Total increase (decrease)	(9,441,524)	20,019,906

Net Assets
Beginning of year	215,109,643	195,089,737

End of year (a)	$205,668,119	$215,109,643

(a) Includes undistributed net investment income of:	$306,383	$376,116

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	67

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) (formerly known as Strategic Partners Asset Allocation Funds), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Conservative Allocation Fund (the “Fund”) (formerly known as Strategic Partners Conservative Allocation Fund), Target Moderate Allocation Fund (formerly known as Strategic Partners Moderate Allocation Fund) and Target Growth Allocation Fund (formerly known as Strategic Partners Growth Allocation Fund). These financial statements relate only to Target Conservative Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following Subadvisors and their respective segment during the year ended July 31, 2006.

Fund Segment	Subadvisors
Large-cap value stocks	Hotchkis & Wiley Capital Management LLC

J.P. Morgan Asset Management

NFJ Investment Group L.P (effective 12/19/2005)

High yield bonds	Goldman Sachs Asset Management

Large-cap growth stocks	Marsico Capital Management LLC

Goldman Sachs Asset Management

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap value stocks	EARNEST Partners, LLC

Vaughan Nelson Investment Management, L.P.

Small-cap growth stocks	RS Investment Management, L.P.

The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day

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of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisors, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of July 31, 2006, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a

Target Asset Allocation Funds/Target Conservative Allocation Fund	69

Notes to Financial Statements

Cont’d

security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

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Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as in unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and

Target Asset Allocation Funds/Target Conservative Allocation Fund	71

Notes to Financial Statements

Cont’d

realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

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When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps, is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/ receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a

Target Asset Allocation Funds/Target Conservative Allocation Fund	73

Notes to Financial Statements

Cont’d

third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, future contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisors’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2006.

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The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (“the Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, ..75 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the plans were .25 of 1%, 1%, 1%, 1%,.50 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2006.

PIMS has advised the Fund that it has received approximately $357,700 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2006. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2006, it has received approximately $167,400, $9,300, $2,000 and $4,000 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out–of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. First Clearing Corporation, an affiliate of PI, served as a broker/dealer. The Fund incurred approximately $23,523 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Target Asset Allocation Funds/Target Conservative Allocation Fund	75

Notes to Financial Statements

Cont’d

For the year ended July 31, 2006, Wachovia Securities, LLC, and affiliate of Pi, earned $8 and Prudential Equity Group, a wholly owned subsidiary of Prudential, earned $1,856 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formally known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term and U.S. Government investments, for the year ended July 31, 2006, aggregated $216,010,640 and $191,782,553, respectively.

Transactions in options written during the year ended July 31, 2006, were as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2005	14,400,005	$281,780
Written options	73,000,000	91,554
Expired Options	(81,600,005)	(311,420)

Options outstanding at July 31, 2006	5,800,000	$61,914

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to net investment income and accumulated net realized gain on investments and foreign currency transactions. For the tax year ended July 31, 2006, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain and foreign currency transactions by $418,308 due to differences in the treatment for

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books and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to the investment in Passive Foreign Investment Companies and in Real Estate Investment Trusts, reclass on swap income/loss, paydown gain/loss, and differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

For the year ended July 31, 2006 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $10,244,837 of ordinary income and $12,547,309 of long-term capital gain income. The respective amount for the year ended July 31, 2005 was $2,762,905 of ordinary income and $3,114,461 of long-term capital gain income.

As of July 31, 2006, the accumulated undistributed earnings on a tax basis were $589,295 of ordinary income and $2,740,675 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of July 31, 2006 were follows:

Tax Basis	Appreciation	(Depreciation)	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$215,529,477	$11,756,315	$(5,408,214)	$6,348,101	$(108,448)	$6,239,653

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales, passive foreign investment companies, and real estate investment trusts. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

In addition the Fund has elected to treat net currency losses of $297,533 incurred between November 1, 2005 and July 31, 2006 as being incurred during the fiscal year ending July 31, 2007.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who

Target Asset Allocation Funds/Target Conservative Allocation Fund	77

Notes to Financial Statements

Cont’d

purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2006, Prudential owned 231 shares each of Class M, Class R and Class X shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2006:
Shares sold	1,470,259	$15,793,427
Shares issued in reinvestment of dividends and distributions	476,258	4,916,584
Shares reacquired	(1,431,994)	(15,334,450)

Net increase (decrease) in shares outstanding before conversion	514,523	5,375,561
Shares issued, upon conversion from Class B , Class M, and Class X	997,728	10,393,333

Net increase (decrease) in shares outstanding	1,512,251	$15,768,894

Year ended July 31, 2005:
Shares sold	1,407,700	$15,381,218
Shares issued in reinvestment of dividends and distributions	118,435	1,291,316
Shares reacquired	(1,014,196)	(11,147,491)

Net increase (decrease) in shares outstanding before conversion	511,939	5,525,043
Shares issued upon conversion from Class B	149,699	1,647,350

Net increase (decrease) in shares outstanding	661,638	$7,172,393

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Class B	Shares	Amount
Year ended July 31, 2006:
Shares sold	835,361	$8,879,650
Shares issued in reinvestment of dividends and distributions	1,062,478	10,955,595
Shares reacquired	(2,050,690)	(21,890,417)

Net increase (decrease) in shares outstanding before conversion	(152,851)	(2,055,172)
Shares reacquired upon conversion into Class A	(995,297)	(10,350,649)

Net increase (decrease) in shares outstanding	(1,148,148)	$(12,405,821)

Year ended July 31, 2005:
Shares sold	1,639,608	$17,857,569
Shares issued in reinvestment of dividends and distributions	261,807	2,860,721
Shares reacquired	(1,983,119)	(21,657,322)

Net increase (decrease) in shares outstanding before conversion	(81,704)	(939,032)
Shares reacquired upon conversion into Class A	(150,048)	(1,647,350)

Net increase (decrease) in shares outstanding	(231,752)	$(2,586,382)

Class C
Year ended July 31, 2006:
Shares sold	692,955	$7,370,567
Shares issued in reinvestment of dividends and distributions	345,136	3,558,750
Shares reacquired	(1,448,674)	(15,480,016)

Net increase (decrease) in shares outstanding	(410,583)	$(4,550,699)

Year ended July 31, 2005:
Shares sold	759,274	$8,249,628
Shares issued in reinvestment of dividends and distributions	91,742	1,001,972
Shares reacquired	(1,122,564)	(12,245,544)

Net increase (decrease) in shares outstanding	(271,548)	$(2,993,944)

Class M
Year ended July 31, 2006:
Shares sold	258,152	$2,726,013
Shares issued in reinvestment of dividends and distributions	20,522	211,271
Shares reacquired	(109,039)	(1,139,717)

Net increase (decrease) in shares outstanding before conversion	169,635	1,797,567
Shares reacquired upon conversion into Class A	(3,611)	(37,160)

Net increase (decrease) in shares outstanding	166,024	$1,760,407

October 4, 2004* to July 31, 2005
Shares sold	204,056	$2,243,199
Shares issued in reinvestment of dividends and distributions	1,702	18,729
Shares reacquired	(38,208)	(421,362)

Net increase (decrease) in shares outstanding	167,550	$1,840,566

Target Asset Allocation Funds/Target Conservative Allocation Fund	79

Notes to Financial Statements

Cont’d

Class R	Shares	Amount
Year ended July 31, 2006:
Shares sold	690,321	$7,571,883
Shares issued in reinvestment of dividends and distributions	52,998	547,840
Shares reacquired	(26,213)	(279,993)

Net increase (decrease) in shares outstanding	717,106	$7,839,730

October 4, 2004* to July 31, 2005
Shares sold	231	$2,500

Net increase (decrease) in shares outstanding	231	$2,500

Class X
Year ended July 31, 2006:
Shares sold	153,985	$1,623,695
Shares issued in reinvestment of dividends and distributions	19,219	197,936
Shares reacquired	(68,665)	(718,754)

Net increase (decrease) in shares outstanding before conversion	104,539	1,102,877
Shares reacquired upon conversion into Class A	(526)	(5,524)

Net increase (decrease) in shares outstanding	104,013	$1,097,353

October 4, 2004* to July 31, 2005
Shares sold	153,146	$1,673,976
Shares issued in reinvestment of dividends and distributions	548	6,179
Shares reacquired	(4,722)	(51,927)

Net increase (decrease) in shares outstanding	148,972	$1,628,228

Class Z
Year ended July 31, 2006:
Shares sold	174,769	$1,932,823
Shares issued in reinvestment of dividends and distributions	48,039	497,034
Shares reacquired	(195,938)	(2,139,477)

Net increase (decrease) in shares outstanding	26,870	$290,380

Year ended July 31, 2005:
Shares sold	123,150	$1,350,650
Shares issued in reinvestment of dividends and distributions	16,466	179,978
Shares reacquired	(234,685)	(2,560,510)

Net increase (decrease) in shares outstanding	(95,069)	$(1,029,882)

*	Commencement of offering new share class.

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Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006.

The Fund utilized the line of credit during the year ended July 31, 2006. The average balance is for the number of days the Fund had an outstanding balance.

Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rate
$3,312,500	8	5.11%

Target Asset Allocation Funds/Target Conservative Allocation Fund	81

Financial Highlights

Class A
Year Ended July 31, 2006(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.36

Income (loss) from investment operations:
Net investment income	.28
Net realized and unrealized gains (loss) on investments transactions	(.05)

Total from investment operations	.23

Less Dividends and Distributions:
Dividends from net investment income	(.30)
Distributions from net realized gains on investments	(.96)

Total dividends and distributions	(1.26)

Net asset value, end of year	$10.33

Total Return(a)	2.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$58,130
Average net assets (000)	$51,963
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.41%
Expenses, excluding distribution and service (12b-1) fees	1.16%
Net investment income	2.57%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	481%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(c)	Calculated based upon average shares outstanding during the year.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and decrease the ratio of net investment income from 2.72% to 2.71%.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2005	2004	2003	2002*

$10.51	$9.71	$8.81	$9.95

.18	.17	.24	.26
1.05	.82	.89	(1.15)

1.23	.99	1.13	(.89)

(.21)	(.19)	(.23)	(.25)
(.17)	—	—	—

(.38)	(.19)	(.23)	(.25)

$11.36	$10.51	$9.71	$8.81

11.85%	10.18%	13.08%	(9.10)%

$46,743	$36,307	$27,364	$20,234
$42,639	$32,710	$22,847	$18,414

1.44%	1.42%	1.51%	1.62%
1.19%	1.17%	1.26%	1.37%
1.65%	1.67%	2.66%	2.71%

379%	160%	269%	338%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	83

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.34

Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized gains (loss) on investments transactions	(.03)

Total from investment operations	.15

Less Dividends and Distributions:
Dividends from net investment income	(.22)
Distributions from net realized gains on investments	(.96)

Total dividends and distributions	(1.18)

Net asset value, end of year	$10.31

Total Return(a)	1.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$94,011
Average net assets (000)	$106,189
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.16%
Net investment income	1.68%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and had no effect on the ratio of net investment income.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2005	2004	2003	2002*

$10.49	$9.69	$8.79	$9.93

.10	.10	.18	.19
1.05	.81	.88	(1.15)

1.15	.91	1.06	(.96)

(.13)	(.11)	(.16)	(.18)
(.17)	—	—	—

(.30)	(.11)	(.16)	(.18)

$11.34	$10.49	$9.69	$8.79

11.02%	9.40%	12.27%	(9.81)%

$116,378	$110,140	$90,029	$68,841
$114,342	$104,309	$78,562	$67,736

2.19%	2.17%	2.26%	2.37%
1.19%	1.17%	1.26%	1.37%
.89%	.93%	1.93%	1.97%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	85

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.34

Income (loss) from investment operations:
Net investment income	.20
Net realized and unrealized gains (loss) on investments transactions	(.05)

Total from investment operations	.15

Less Dividends and Distributions:
Dividends from net investment income	(.22)
Distributions from net realized gains on investments	(.96)

Total dividends and distributions	(1.18)

Net asset value, end of year	$10.31

Total Return(a)	1.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$35,591
Average net assets (000)	$39,175
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.16%
Net investment income	1.83%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2005	2004	2003	2002*

$10.49	$9.69	$8.79	$9.93

.10	.10	.17	.19
1.05	.81	.89	(1.15)

1.15	.91	1.06	(.96)

(.13)	(.11)	(.16)	(.18)
(.17)	—	—	—

(.30)	(.11)	(.16)	(.18)

$11.34	$10.49	$9.69	$8.79

11.02%	9.40%	12.27%	(9.81)%

$43,787	$43,375	$37,429	$25,419
$43,819	$41,938	$31,449	$18,350

2.19%	2.17%	2.26%	2.37%
1.19%	1.17%	1.26%	1.37%
.89%	.94%	1.91%	1.97%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	87

Financial Highlights

Cont’d

	Class M
	Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.34	$10.81

Income (loss) from investment operations:
Net investment income	.19	.14
Net realized and unrealized gains (loss) on investments transactions	(.04)	.69

Total from investment operations	.15	.83

Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.13)
Distributions from net realized gains on investments	(.96)	(.17)

Total dividends and distributions	(1.18)	(.30)

Net asset value, end of period	$10.31	$11.34

Total Return(b)	1.41%	7.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,439	$1,900
Average net assets (000)	$2,579	$1,115
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.16%	2.19	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.19	%(c)
Net investment income	1.84%	1.25	%(c)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

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	Class R
	Year Ended July 31, 2006(e)	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.37	$10.84

Income (loss) from investment operations:
Net investment income	.25	.16
Net realized and unrealized gains (loss) on investments transactions	(.05)	.72

Total from investment operations	.20	.88

Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.18)
Distributions from net realized gains on investments	(.96)	(.17)

Total dividends and distributions	(1.23)	(.35)

Net asset value, end of period	$10.34	$11.37

Total Return(b)	1.93%	8.25%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,419	$3
Average net assets (000)	$4,498	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.66%	1.69	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.19	%(c)
Net investment income	2.31%	1.77	%(c)

(a)	Commencement of offering new share class.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily assets of the Class R shares.
(e)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	89

Financial Highlights

Cont’d

	Class X
	Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.33	$10.81

Income (loss) from investment operations:
Net investment income	.19	.15
Net realized and unrealized gains (loss) on investments transactions	(.03)	.67

Total from investment operations	.16	.82

Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.13)
Distributions from net realized gains on investments	(.96)	(.17)

Total dividends and distributions	(1.18)	(.30)

Net asset value, end of period	$10.31	$11.33

Total Return(b)	1.41%	7.71%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,607	$1,688
Average net assets (000)	$1,892	$853
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.16%	2.19	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.16%	1.19	%(c)
Net investment income	1.86%	1.31	%(c)

(a)	Commencement of offering new share class.
(b)	These total returns do not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.37

Income (loss) from investment operations:
Net investment income	.30
Net realized and unrealized gains (loss) on investments transactions	(.04)

Total from investment operations	.26

Less Dividends and Distributions:
Dividends from net investment income	(.33)
Distributions from net realized gains on investments	(.96)

Total dividends and distributions	(1.29)

Net asset value, end of year	$10.34

Total Return(a)	2.47%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,471
Average net assets (000)	$4,587
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.16%
Expenses, excluding distribution and service (12b-1) fees	1.16%
Net investment income	2.83%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.
*	Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and had no effect on the ratio of net investment income.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2005	2004	2003	2002*

$10.52	$9.72	$8.81	$9.95

.21	.20	.26	.28
1.05	.81	.90	(1.14)

1.26	1.01	1.16	(.86)

(.24)	(.21)	(.25)	(.28)
(.17)	—	—	—

(.41)	(.21)	(.25)	(.28)

$11.37	$10.52	$9.72	$8.81

12.10%	10.44%	13.45%	(8.87)%

$4,611	$5,267	$3,714	$2,250
$4,731	$4,712	$3,139	$1,773

1.19%	1.17%	1.26%	1.37%
1.19%	1.17%	1.26%	1.37%
2.02%	1.93%	2.90%	2.96%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Target Asset Allocation Funds—Target Conservative Allocation Fund:

We have audited the accompanying statements of assets and liabilities of Target Asset Allocation Funds—Target Conservative Allocation Fund (the “Fund”) including the portfolio of investments as of July 31, 2006, and the related statements of operations for the year then ended, and statement of changes in net assets in the two-year period then ended and financial highlights for each of the periods presented in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the years presented prior to the year ended July 31, 2004, were audited by another independent registered public accounting firm whose report dated, September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Target Asset Allocation Funds—Target Conservative Allocation Fund as of July 31, 2006, and the results of its operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 22, 2006

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Target Asset Allocation Funds—Target Conservative Allocation Fund

Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2006, the Fund paid dividends taxable as ordinary income of $0.60 for Class A shares, $0.52 for Class B, C, M and X shares respectively, $0.57 for Class R shares and $0.63 for Class Z shares. The Fund also paid long-term capital gains of $0.66 per share to Class A, B, C, M, R, X and Z shares.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2006 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 and 2) dividends received deduction (DRD) eligible for corporate shareholders 3) qualified interest income (QII) dividends under The American Job Creation Act of 2004 4) qualified short-term gain (QSTG) dividends under The American Job Creation Act of 2004:

	QDI	DRD	QII	QSTG
Target Conservative Allocation Fund	17.82%	18.06%	31.76%	2.20%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.69% of the dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2006.

Target Asset Allocation Funds/Target Conservative Allocation Fund	95

Management of the Funds

(Unaudited)

Information pertaining to the Trustees of Target Asset Allocation Funds (the “Funds”) is set forth below. Trustees who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Funds and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 1998(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (63), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1999(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Funds who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Target Asset Allocation Funds/Target Conservative Allocation Fund	97

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (since 2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

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(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Target Asset Allocation Funds/Target Conservative Allocation Fund	99

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Target Asset Allocation Funds (formerly, Strategic Partners Asset Allocation Funds) oversees the management of the Target Conservative Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadvisor, each of which serves as subadvisor pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and each subadvisor. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisors, as well as the provision of fund recordkeeping, and compliance services to the Fund. With respect to PI’s oversight of the subadvisors, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisors when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisors. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadvisor, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisors, as well as PI’s recommendation, based on its review of the subadvisors, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the fund and each subadvisor, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisors’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadvisor’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadvisor. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadvisor.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadvisor, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadvisor under the management and subadvisory agreements.

Performance of Target Conservative Allocation Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance during the first quarter of 2006 that was in the fourth quartile, performance that was in the second quartile

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over one-year and three-year periods and performance that was in the first quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed over the same time periods when compared against its benchmark index. The Board reviewed the separate performance records of the various “sleeves” of the Fund managed by each of the Fund’s subadvisors. The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee of 0.750% ranked in the third quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

The Board further noted that during 2005 and continuing through 2006, several significant initiatives had been approved which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund. In particular, the Board observed that implementation of an electronic registration statement desktop publishing system to replace the use of financial printing firms was expected to be completed by the end of 2006 and was expected to significantly reduce the costs borne by Fund shareholders for the production and filing of Fund registration statements. The Board also observed that new custodian arrangements had been approved, which were also expected to result in reductions in custodian fees borne by Fund shareholders.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

The Board noted that none of the subadvisors was affiliated with PI, and concluded that the level of profitability of a subadvisor not affiliated with PI may not be as significant as PI’s profitability, given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisors, as well as the fact that PI compensates the subadvisors out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisors

The Board considered potential ancillary benefits that might be received by PI, the subadvisors, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisors included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisors, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisors were consistent with the types of benefits generally derived by investment managers and subadvisors to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	–3.42%	4.12%	4.98%
Class B	–3.14	4.35	4.98
Class C	0.50	4.52	4.98
Class M	–4.04	N/A	2.47
Class R	1.93	N/A	5.55
Class X	–4.05	N/A	2.42
Class Z	2.47	5.57	6.02

Average Annual Total Returns (Without Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	2.20%	5.30%	5.76%
Class B	1.40	4.52	4.98
Class C	1.40	4.52	4.98
Class M	1.41	N/A	5.01
Class R	1.93	N/A	5.55
Class X	1.41	N/A	4.96
Class Z	2.47	5.57	6.02

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

The graph compares a $10,000 investment in the Target Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Conservative Allocation Fund (the Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2006) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark for Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Brothers U.S. Aggregate Bond Index (60%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Conservative Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisors the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer •
Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISORS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Asset Management	522 Fifth Avenue New York, NY 10036

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	NFJ Investment Group L.P.	2100 Ross Avenue Suite 1840 Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Conservative Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PRCGA	PBCFX	PCCFX	N/A	PCLRX	N/A	PDCZX
CUSIP	87612A104	87612A203	87612A302	87612A609	87612A401	87612A708	87612A500

MFSP504E    IFS-A123923    Ed. 09/2006

ANNUAL REPORT

JULY 31, 2006

TARGET MODERATE ALLOCATION FUND

OBJECTIVE

Seeks capital appreciation and a reasonable level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

September 15, 2006

Dear Shareholder:

We hope that you find the annual report for the Target Moderate Allocation Fund (formerly Strategic Partners Moderate Allocation Fund) informative and useful.

Target Asset Allocation Funds will be managed exactly as they have been in the past, with institutional-quality asset managers selected, matched, and monitored by the same research team as before. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths. This approach has led to competitive long-term performance.

You also will retain exchange privileges with any fund in Prudential’s JennisonDryden mutual fund family.

We believe your Target Moderate Allocation Fund will remain an excellent way for you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Moderate Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 7/31/06
	One Year	Five Years	Since Inception[1]
Class A	5.53%	32.47%	57.17%
Class B	4.65	27.68	48.09
Class C	4.65	27.68	48.09
Class M	4.74	N/A	16.22
Class R	5.35	N/A	17.35
Class X	4.65	N/A	16.40
Class Z	5.78	34.13	60.15
S&P 500 Index[2]	5.38	14.93	**
Customized Blend[3]	6.20	29.80	***
Lipper Mixed-Asset Target Allocation Moderate Funds Avg.[4]	5.12	21.42	****

Average Annual Total Returns[5] as of 6/30/06
	One Year	Five Years	Since Inception[1]
Class A	2.19%	4.42%	5.32%
Class B	2.57	4.68	5.30
Class C	6.38	4.84	5.30
Class M	1.52	N/A	6.29
Class R	7.95	N/A	9.62
Class X	1.59	N/A	6.44
Class Z	8.48	5.88	6.37
S&P 500 Index[2]	8.62	2.49	**
Customized Blend[3]	7.96	5.17	***
Lipper Mixed-Asset Target Allocation Moderate Funds Avg.[4]	7.31	3.70	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z 11/18/98; Class M, R, and X, 10/04/04.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Customized Benchmark for Target Moderate Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (52%), MSCI EAFE (13%), and the Lehman Brothers U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

4The Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/06 are 23.54% for Classes A, B, C, and Z; and 18.41% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/06 are 2.74% for Classes A, B, C, and Z; and 9.75% for Classes M, R, and X.

***Customized Blend Closest Month-End to Inception cumulative total returns as of 7/31/06 are 44.60% for Classes A, B, C, and Z; and 17.63% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/06 are 4.91% for Classes A, B, C, and Z; and 9.38% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/06 are 38.03% for Classes A, B, C, and Z; and 15.89% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/06 are 4.14% for Classes A, B, C, and Z; and 8.54% for Classes M, R, and X.

Target Asset Allocation Funds/Target Moderate Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Target Moderate Allocation Fund (the Fund) is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2006, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Moderate Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Moderate Allocation Fund	5

Investment Advisor’s Report

The U.S. economy, in particular, and the global economy overall continued to grow comfortably throughout the 12 months ended July 31, 2006, but the stock markets went through four distinct phases in this period. These reflected changing confidence that growth would continue and not be choked off by rising interest rates.

As the period began, there was concern that high oil prices would slow global economic growth. The stock markets declined gradually while bonds had a good August. Then a combination of evidence of robust international growth and the prospect of domestic rebuilding after Hurricane Katrina kicked off a rapid rise in share prices in the last quarter of 2005 and the first four months of 2006. Emerging markets stocks, underpinned by several favorable long-term trends, had a particularly strong run. In the U.S. market, shares of smaller companies with rapid earnings growth (small-cap growth stocks) led because their earnings tend to be particularly responsive to changes in the economic climate. Among large-cap stocks, value stocks (shares that are inexpensive compared to a firm’s assets or earnings prospects) took the lead. Bond investors faced evidence that the Federal Reserve would continue its long sequence of small interest-rate boosts. Since rising rates drive down the prices of bonds already on the market, most bond returns were low. In bond sectors where credit concerns have a larger impact on prices—such as high yield, non-investment—grade municipal, and emerging market bonds—performance was somewhat better.

However, new data in the second quarter of 2006 showed inflation pressures building up and consumer spending flagging. In the second week of May, stock markets plunged around the world. The more volatile asset classes, which had benefited from the strong markets earlier, now fell most. Emerging market stocks fell almost 25% peak to trough. Among domestic stocks, small-cap growth stocks fell furthest. The markets stabilized in June and finished the reporting period on a gradual recovering trend, but value stocks continued to outperform in both large-cap and small-cap markets as investor confidence continued to be weak.

Over the Fund’s full 12-month fiscal year, value investing was significantly ahead of growth investing in both capitalization ranges, providing a moderate return in small caps and a good one in large caps. International stocks performed much better than domestic stocks. Some of the return in developed market countries was due to the rise in asset prices as the dollar dropped sharply against other major currencies, but returns measured in local currencies also were good. A very strong Japanese stock market contributed to the excellent performance. Bond prices were held down by concerns about rising inflation and interest rates throughout the 12-month period, and generally provided lower returns than cash equivalents.

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In terms of industries, oil and other energy industries led the domestic large-cap and small-cap markets, and energy equipment & services had a very substantial advance in the international markets. Materials & processing stocks, particularly metals, and the financial services sector also produced significant above-average returns globally. Domestic stocks of firms dependent on consumer discretionary spending declined substantially, but the international textiles & apparel industry made significant advances and other international consumer stocks generally fared well.

Analysis of the Fund’s performance

The Target Moderate Allocation Fund’s performance is compared with a customized benchmark composed of broad indexes for domestic and international stocks and domestic bonds in a 52%/13%/35% asset allocation that is considered appropriate for a moderate balance of risk and return potential. The Fund is one of three Target Asset Allocation Funds. Institutional investment managers are subadvisors for these funds, one or more managing each asset class. The Fund actively manages its allocations to these subadvisors based on its projection of how their asset classes and investment styles are likely to perform in the near future. The Fund’s Class A shares returned 5.53% over the reporting period, slightly below its benchmark (+6.20%) but above the Lipper Mixed-Asset Target Allocation Moderate Funds Average (+5.12%). Including the one-time sales charge on Class A shares, the return was –0.28%.

Strategic Partners Asset Allocation Funds were renamed Target Asset Allocation Funds as of 9/29/2006. Their management did not change.

The Fund’s performance relative to its benchmark can be analyzed into two components:

•	Asset allocation decisions. Did differences between the Fund’s asset allocation and the distribution of different asset classes within the custom benchmark index help or hurt its return?

•	Asset managers’ performance. Did the various asset managers outperform or underperform their asset class indexes?

The Fund’s asset composition benefited from an overweight compared with its benchmark in international stocks and from allocations to high yield (“junk”) bonds and cash (very short-term investments), neither of which is represented in its benchmark. International stocks had much higher returns than domestic stocks over the reporting period. High yield bonds have lower credit ratings than investment-grade bonds and normally carry higher yields as a result. In a growing economy, investors were less concerned about credit quality and more concerned about rising interest rates, a favorable environment for high yield bonds. The Fund was hurt by its underweight compared with its benchmark in large-cap stocks and in core bonds. The market favored shares of larger companies over small companies. Overall, however, active asset allocation made a positive contribution to the Fund’s performance.

Target Asset Allocation Funds/Target Moderate Allocation Fund	7

Investment Advisor’s Report (continued)

Of the Fund’s asset managers, both Goldman Sachs and Marsico Capital Management added value to the Fund’s large-cap growth holdings, offsetting some of the weakness of the asset class in general. However, the performance of the Fund’s value stocks detracted significantly from its relative performance. Hotchkis and Wiley’s large-cap value holdings suffered from a substantial underweight in the energy sector and from not holding positions in several sizable constituents of the Index that performed particularly well. This underperformance was the largest asset management factor in the Fund’s overall underperformance. In the Fund’s much smaller allocation to small-cap value stocks, EARNEST Partners’ overweights in certain home builders detracted significantly as fear of rising interest rates and a cooling housing market hurt home builders.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Target Asset Allocation Funds

Strategic policy development

•	Each fund’s strategic (long-term) asset allocation strategy is based on research into the historical and expected returns of various asset classes and their associated risks.

•	We analyze worldwide economic and market factors to arrive at an outlook for the economy and the capital markets. These views guide our decisions about each fund’s equity and fixed income allocations.

•	We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments.

•	Each fund uses a diversified mix of asset classes with proven money managers investing in their area of expertise.

Dynamic management

•	We make dynamic (medium-term) asset allocation adjustments based on our perspective of the macroeconomic environment, the capital markets, and the investment strengths of the various asset managers. Our asset allocation team draws upon its own research into current market conditions, Wall Street research, and the asset managers’ insights.

We monitor changes in personnel, practices, and performance at the various asset management companies. Managers may be changed or new portions added to a fund if we think it will improve the fund’s performance.

Target Asset Allocation Funds/Target Moderate Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2006, at the beginning of the period, and held through the six-month period ended July 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Moderate Allocation Fund		Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$998.20	1.36%	$6.74
	Hypothetical	$1,000.00	$1,018.05	1.36%	$6.80

Class B	Actual	$1,000.00	$993.60	2.11%	$10.43
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class C	Actual	$1,000.00	$993.60	2.11%	$10.43
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class M	Actual	$1,000.00	$994.40	2.11%	$10.43
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class R	Actual	$1,000.00	$997.00	1.61%	$7.97
	Hypothetical	$1,000.00	$1,016.81	1.61%	$8.05

Class X	Actual	$1,000.00	$993.60	2.11%	$10.43
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class Z	Actual	$1,000.00	$999.50	1.11%	$5.50
	Hypothetical	$1,000.00	$1,019.29	1.11%	$5.56

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2006 (to reflect the six-month period).

Target Asset Allocation Funds/Target Moderate Allocation Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 88.6%
COMMON STOCKS 66.8%

Advertising 0.1%
17,300	JC Decaux SA (France)	$445,737

Aerospace 1.6%
775	Alliant Techsystems, Inc.*	62,109
12,600	Boeing Co. (The)	975,492
805	DRS Technologies, Inc.	37,263
175	EDO Corp.	3,927
14,400	Empresa Brasileira de Aeronautica SA, ADR (Brazil)	497,232
1,000	Esterline Technologies Corp.*	42,330
21,739	General Dynamics Corp.	1,456,948
17,804	Lockheed Martin Corp.	1,418,623
5,600	Moog, Inc. (Class A Stock)*	194,264
20,300	Northrop Grumman Corp.	1,343,657
23,474	United Technologies Corp.	1,459,848

		7,491,693

Aerospace & Defense 0.2%
1,500	Goodrich Corp.	60,555
2,200	Heico Corp.	67,870
1,300	Honeywell International, Inc.	50,310
13,600	Raytheon Co.	612,952

		791,687

Airlines 0.1%
122,100	Qantas Airways Ltd. (Australia)	285,374

Apparel 0.1%
13,800	Adidas-Salomon AG (Germany)	643,779

Apparel Manufacturers
5,670	Carter’s, Inc.	123,663

Auto Components
2,800	Magna International, Inc. (Class A Stock) (Canada)	205,772

Auto Parts & Related 0.1%
6,400	Compagnie Generale des Establissements Michelin (Class B Stock) (France)	388,820

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	13

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Automobile Manufacturers
2,200	Winnebago Industries, Inc.	$63,602

Automobiles 1.2%
17,200	Honda Motor Co. Ltd. (Japan)	567,107
29,600	Nissan Motor Co. Ltd. (Japan)	319,121
15,200	PSA Peugeot Citroen SA (France)	797,823
3,100	Renault SA (France)*	338,773
24,000	Toyota Motor Corp. (Japan)	1,268,612
13,480	Toyota Motor Corp., ADR (Japan)	1,418,366
4,300	Valeo SA (France)	157,150
9,200	Volvo AB (Class B Stock) (Sweden)	486,995

		5,353,947

Automotive Parts 0.5%
7,200	Autoliv, Inc.	404,424
600	Georg Fischer AG (Switzerland)*	271,098
37,300	GKN PLC (United Kingdom)*	180,811
9,500	Johnson Controls, Inc.	729,220
550	Monro Muffler, Inc.	17,056
7,500	Paccar, Inc.	605,625
1,525	United Auto Group, Inc.	32,620

		2,240,854

Banks
2,115	BankAtlantic Bancorp, Inc. (Class A Stock)	29,356

Beverages 0.5%
5,900	Anheuser-Busch Cos., Inc.	284,085
10,000	Asahi Breweries Ltd. (Japan)	146,016
12,300	Coca-Cola Co. (The)	547,350
29,800	Coca-Cola Enterprises, Inc.	639,508
5,200	PepsiCo, Inc.	329,576
19,728	SABmiller PLC (South Africa)	396,159

		2,342,694

Biotechnology 1.2%
18,300	Amgen, Inc.*	1,276,242
11,800	Applera Corp. - Applied Biosystems Group	379,370
2,600	Biogen Idec, Inc.*	109,512
13,700	Celgene Corp.*	656,093
30,045	Genentech, Inc.*	2,428,237

See Notes to Financial Statements.

14	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

10,803	Genzyme Corp.*	$737,629
1,530	Illumina, Inc.*	58,492

		5,645,575

Broadcasting 0.3%
18,700	Gannett Co., Inc.	974,644
6,310	Marchex, Inc. (Class B Stock)	80,453
15,300	News Corp. (Class A Stock)	294,372

		1,349,469

Building & Building Products 0.2%
29,000	Masco Corp.	775,170

Building Materials 0.1%
1,100	Ciments Francais SA (France)*	179,858
26,200	Hanson PLC (United Kingdom)	322,526
61,000	Kurabo Industries Ltd. (Japan)	178,246

		680,630

Building Products
2,010	Lennox International, Inc.	45,848

Business Services 0.2%
3,200	Administaff, Inc.	101,152
8,870	AMN Healthcare Services, Inc.*	199,220
8,310	Barrett Business Services*	178,665
5,300	Manpower, Inc.	315,244
470	WESCO International, Inc.*	27,378

		821,659

Cable Television
700	EchoStar Communications Corp. (Class A Stock)	24,535

Capital Goods
2,500	Harsco Corp.	201,525

Capital Markets
2,200	SEI Investments Co.	107,492

Chemicals 1.5%
4,213	Air Products & Chemicals, Inc.	269,337
80	Arkema (France)	3,097
38,000	Asahi Kasei Corp. (Japan)	236,330

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	15

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

6,700	BASF AG (Germany)	$539,276
4,000	Bayer AG (Germany)	197,077
530	Cytec Industries, Inc.	28,307
45,300	Denki Kagaku Kogyo Kabushiki Kiasha (Japan)	182,551
39,100	Dow Chemical Co.	1,352,078
11,700	Eastman Chemical Co.	580,671
725	Givaudan SA (Switzerland)	598,594
23,700	Imperial Chemical Industries PLC (United Kingdom)	164,138
34,900	Mitsubishi Chemical Holdings Corp. (Japan)	219,486
22,520	Monsanto Co.	968,135
4,700	PPG Industries, Inc.	289,238
11,100	Praxair, Inc.	608,724
4,400	Rohm & Haas Co.	202,928
1,800	Syngenta AG (Switzerland)	258,762
2,700	Valspar Corp.	66,501

		6,765,230

Clothing & Apparel 0.1%
10,530	Iconix Brand Group, Inc.*	147,420
100	NIKE, Inc. (Class B Stock)	7,900
5,500	Phillips-Van Heusen Corp.	195,415

		350,735

Commercial Banks 1.4%
92,074	Bank of Yokohama Ltd. (The) (Japan)	738,070
95,300	Barclays PLC (United Kingdom)	1,117,972
10,900	Deutsche Boerse AG (Germany)	1,408,787
5,700	First Horizon National Corp.	238,830
30,700	KeyCorp	1,132,830
139,000	Lloyds TSB Group PLC (United Kingdom)	1,399,529
3,000	UnionBanCal Corp.	185,370

		6,221,388

Commercial Services 0.8%
2,980	Aaron Rents, Inc.	71,937
1,250	Ace Cash Express, Inc.*	36,838
1,150	Dollar Thrifty Automotive Group*	51,474
8,330	FirstService Corp. (Canada)	204,752
6,570	McGrath Rentcorp	177,521
13,200	McKesson Corp.	665,148
9,500	Moody’s Corp.	521,360
3,890	Providence Service Corp.	95,577

See Notes to Financial Statements.

16	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

9,140	Rollins, Inc.	$193,128
4,240	Steiner Leisure Ltd.	170,363
6,625	Team, Inc.	163,770
15,000	Toppan Printing Co. Ltd. (Japan)	172,576
9,200	TUI AG (Germany)	185,213
1,775	Universal Technical Institute, Inc.*	35,731
25,400	Waste Management, Inc.	873,252

		3,618,640

Commercial Services & Supplies 0.1%
28,100	Cendant Corp.	421,781

Computer Hardware 1.0%
13,500	Cadence Design System, Inc.*	218,565
9,200	Computer Sciences Corp.*	481,988
41,900	Hewlett-Packard Co.	1,337,029
22,400	International Business Machines Corp.	1,733,984
19,700	Synopsys, Inc.	352,630
21,700	Western Digital Corp.*	380,618

		4,504,814

Computer Services
10,860	Optimal Group, Inc. (Class A Stock) (Canada)	160,076

Computer Services & Software 0.9%
7,300	Advanced Mirco Devices, Inc.*	141,547
5,900	Autodesk, Inc.	201,249
325	Blackbaud, Inc.	6,780
10,870	Concur Technologies, Inc.*	141,962
14,536	Global Payments, Inc.	618,361
740	Micros Systems, Inc.*	29,600
77,300	Microsoft Corp.	1,857,519
9,100	Oracle Corp.*	136,227
10,370	Radvision Ltd. (Israel)*	151,402
1,025	Reynolds & Reynolds Co. (Class A Stock)	36,275
2,900	SAP AG (Germany)	530,738
4,600	The9 Ltd., ADR (China)*	112,562
1,975	Tyler Technologies, Inc.*	23,740

		3,987,962

Computer Software
8,400	Red Hat, Inc.*	198,912

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	17

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Computers & Peripherals
32,700	Sun Microsystems, Inc.	$142,245
Conglomerates 0.1%
285	GenTek, Inc.	8,479
48,300	Marubeni Corp. (Japan)	256,572

		265,051

Construction 0.4%
59,700	CSR Ltd. (Australia)	155,086
200	D.R. Horton, Inc.	4,286
1,225	Dycom Industries, Inc.*	22,038
10,369	Fraport AG (Germany)	754,986
7,800	JS Group Corp. (Japan)	160,225
10,905	KB Home	463,680
20,800	Taylor Woodrow PLC (United Kingdom)	133,757
5,000	Toll Brothers, Inc.*	127,850

		1,821,908

Consumer & Service
20,700	Interserve PLC (United Kingdom)*	148,871

Consumer Products
9,500	Electrolux AB, Series B (Sweden)	137,747

Consumer Products & Services 1.5%
39,800	Altria Group, Inc.	3,182,806
4,300	Central Garden & Pet Co.	170,022
9,500	Colgate-Palmolive Co.	563,540
4,600	Elizabeth Arden, Inc.*	77,648
33,121	Procter & Gamble Co.	1,861,400
21,000	Reckitt Benckiser PLC (United Kingdom)	842,621
2,900	Scotts Co. (The) (Class A Stock)	113,767

		6,811,804

Cosmetics & Toiletries 0.2%
42,600	Shiseido Co. Ltd. (Japan)	850,922

Distribution/Wholesale 0.1%
3,110	MWI Veterinary Supply, Inc.	116,532
16,000	Sumitomo Corp. (Japan)	226,647

		343,179

See Notes to Financial Statements.

18	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Diversified Financial Services 0.2%
20,900	E*Trade Financial Corp.*	$487,179
26,300	Nomura Holdings, Inc. (Japan)	466,837

		954,016

Diversified Operations 0.5%
257,200	China Merchants Holdings International Co. Ltd. (China)	779,524
87,000	Citic Pacific Ltd. (Hong Kong)	254,163
29,300	IFIL - Investments SpA (Italy)	170,671
9,008	LVMH Moet Hennessy Louis Vuitton (France)	905,012

		2,109,370

Diversified Telecommunication Services 0.1%
23,500	Koninklijke KPN NV (Netherlands)	266,868

Education
325	Strayer Education, Inc.	35,214

Electric
3,800	Dynegy, Inc. (Class A Stock)*	21,394
900	PPL Corp.	30,618
3,700	SCANA Corp.	147,963

		199,975

Electric Utilities 0.4%
4,200	Entergy Corp.	323,820
3,800	FirstEnergy Corp.	212,800
27,300	FPL Group, Inc.	1,177,722
13,900	Sierra Pacific Resources*	200,855

		1,915,197

Electronic Components 1.3%
11,400	Alpine Electronics, Inc. (Japan)	159,895
12,100	Alps Electric Co. Ltd. (Japan)	149,766
7,400	Arrow Electronics, Inc.*	209,124
10,200	Avnet, Inc.*	185,640
3,000	Broadcom Corp. (Class A Stock)*	71,970
4,700	Emerson Electric Co.	370,924
4,000	Energizer Holdings, Inc.*	254,520
5,000	FANUC Ltd. (Japan)	416,939
8,800	FLIR Systems, Inc.*	211,288
2,500	Harman International Industries, Inc.	200,500
39,000	Hitachi Ltd. (Japan)	249,693

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	19

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

11,900	Hokkaido Electric Power Co., Inc. (Japan)	$288,041
12,300	Hosiden Corp. (Japan)	122,201
2,475	International DisplayWorks, Inc.*	11,781
17,300	Kansai Electric Power Co., Inc. (The) (Japan)	398,378
7,800	Kyushu Electric Power Co., Inc. (Japan)	181,997
4,700	PerkinElmer, Inc.	84,741
2,200	Pike Electric Corp.*	39,622
3,700	Pinnacle West Capital Corp.	159,137
4,250	PNM Resources, Inc.	113,942
31,100	Sanmina-SCI Corp.*	107,606
13,700	Secom Co. Ltd. (Japan)	668,001
45,100	Sharp Corp. (Japan)	761,993
3,300	Synplicity, Inc.	18,876
14,100	TT Electronics PLC (United Kingdom)*	47,410
6,600	Waters Corp.*	268,488

		5,752,473

Electronic Components & Equipment 0.1%
1,900	Schneider Electric SA (France)	195,378
22,000	SMK Corp. (Japan)	142,196

		337,574

Electronic Equipment & Instruments
5,100	Tech Data Corp.*	189,618

Electronics 0.1%
10,400	Hoya Corp. (Japan)	363,766

Energy Equipment & Services 0.3%
687,690	China Petroleum Chemical Corp. (China)	385,875
15,000	GlobalSantaFe Corp.	823,950

		1,209,825

Engineering/Construction
3,800	URS Corp.*	150,480

Entertainment 0.1%
16,100	Capcom Co. Ltd. (Japan)	191,692
2,200	Warner Music Group Corp.	53,570

		245,262

See Notes to Financial Statements.

20	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Entertainment & Leisure 0.4%
15,570	Century Casinos, Inc.	$172,827
22,560	Las Vegas Sands, Inc.*	1,399,397
1,000	Mattel, Inc.	18,040
6,940	Scientific Games Corp. (Class A Stock)	235,752
24,160	SRS Labs, Inc.	120,558

		1,946,574

Environmental Services
12,000	Allied Waste Industries, Inc.*	121,920
1,540	Waste Connections, Inc.*	57,565

		179,485

Exchange Traded Funds
10	iShares Russell 1000 Value Index Fund	747
1,053	iShares Russell 2000 Value Index Fund	75,110

		75,857

Farming & Agriculture 0.1%
38,400	AWB Ltd. (Australia)	113,584
243,100	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)*	131,402

		244,986

Financial - Bank & Trust 4.9%
5,072	ABN AMRO Holding NV (Netherlands)	140,399
2,400	Accredited Home Lenders Holding Co.*	108,792
2,100	AmSouth Bancorp	60,186
7,350	Astoria Financial Corp.	218,663
6,000	Banche Popolari Unite Scpa (Italy)	161,412
12,800	Banco Bilbao Vizcaya Argentaria SA (Spain)	272,076
32,500	Banco Santander Central Hispano SA (Spain)	492,374
71,359	Bank of America Corp.	3,677,129
1,144,300	Bank of China Ltd. (Hong Kong)*	505,129
48,100	Bank of Fukuoka Ltd. (The) (Japan)	358,301
1,200	BB&T Corp.	50,388
7,500	BNP Paribas SA (France)	730,034
4,870	Boston Private Financial Holdings, Inc.	122,383
23,900	Bradford & Bingley PLC (United Kingdom)	200,234
4,600	Comerica, Inc.	269,330
15,900	Commonwealth Bank of Australia (Australia)	545,852
700	Compass Bancshares, Inc.	41,258
14,200	Credit Agricole SA (France)	570,837

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	21

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

12,900	Credit Suisse Group (Switzerland)*	$722,811
6,500	Danske Bank A/S (Denmark)	249,258
8,700	Dexia (Belgium)	213,044
12,400	Fortis (Belgium)	440,662
34,900	HBOS PLC (United Kingdom)	635,310
17,200	Hudson City Bancorp, Inc.	223,084
8,700	Marshall & Ilsley Corp.	408,639
1,090	MB Financial, Inc.	38,760
600	Natexis Banques Populaires (France)*	147,080
45,300	Nordea Bank AB (Sweden)	567,268
5,800	North Fork Bancorp, Inc.	164,314
2,300	Oriental Financial Group, Inc.	28,911
4,200	Pacific Capital Bancorp	123,732
5,000	Regions Financial Corp.	181,450
41,800	Royal Bank of Scotland Group PLC (United Kingdom)	1,360,200
14,400	SanPaolo IMI SpA (Italy)	256,420
1,200	Societe Generale (France)	179,040
3,300	Sterling Financial Corp. (WA)	105,501
800	Student Loan Corp. (The)	143,800
3,800	Takefuji Corp. (Japan)	186,279
6,600	TCF Financial Corp.	177,606
31,400	U.S. Bancorp	1,004,800
54,058	UBS AG (Switzerland)	2,940,876
1,175	UCBH Holdings, Inc.	19,599
900	Verwaltungs und Privat Bank AG (Switzerland)*	202,958
4,600	Wachovia Corp.	246,698
36,401	Wells Fargo & Co.	2,633,248
1,800	Zions Bancorp	147,852

		22,273,977

Financial - Brokerage 0.4%
2,900	Bankunited Financial Corp. (Class A Stock)	85,811
9,200	Jefferies Group, Inc.	239,016
4,300	Merrill Lynch & Co., Inc.	313,126
16,500	Morgan Stanley	1,097,250
9,097	Raymond James Financial, Inc.	264,359

		1,999,562

Financial Services 3.0%
450	Affiliated Managers Group, Inc.*	41,198
19,077	AmeriCredit Corp.*	469,103
9,540	Ameriprise Financial, Inc.	425,484
6,200	Asset Acceptance Capital Corp.*	112,716
400	Capital One Financial Corp.	30,940

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

2,125	Chicago Mercantile Exchange Holdings, Inc.	$980,050
7,200	CIT Group, Inc.	330,552
66,500	Citigroup, Inc.	3,212,615
6,800	Eaton Vance Corp.	168,368
4,611	Euronext NV (France)	413,190
875	Financial Federal Corp.	23,511
375	First Cash Financial Services, Inc.*	7,136
600	Franklin Resources, Inc.	54,870
2,330	GFI Group, Inc.*	133,649
14,073	Goldman Sachs Group, Inc.	2,149,651
2,030	Greenhill & Co., Inc.	117,659
92,700	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	602,475
900	International Securities Exchange, Inc.	36,621
3,720	Investment Technology Group, Inc.*	187,339
10,800	Irish Life & Permanent PLC (Ireland)	249,016
12,300	JPMorgan Chase & Co.	561,126
29,770	Lehman Brothers Holdings, Inc.	1,933,561
14,400	Okasan Holdings, Inc. (Japan)	138,794
5,000	OptionsXpress Holdings, Inc.	130,900
4,230	Portfolio Recovery Associates, Inc.*	181,129
4,550	PrivateBancorp, Inc.	213,896
14,700	Santos Ltd. (Australia)	129,543
4,800	Sanyo Electric Credit Co. Ltd. (Japan)	90,854
4,500	State Street Corp.	270,270
5,780	Virginia Commerce Bancorp, Inc.*	135,541

		13,531,757

Food & Beverage 0.1%
23,600	Dairy Crest Group PLC (United Kingdom)*	235,854
48,600	Northern Foods PLC (United Kingdom)	75,806
14,500	Tate & Lyle PLC (United Kingdom)	185,540

		497,200

Food & Staples Retailing 0.4%
16,100	Carrefour SA (France)	1,003,834
104,105	Tesco PLC (United Kingdom)	699,115

		1,702,949

Food Products 0.6%
34,703	Archer-Daniels-Midland Co.	1,526,932
40,600	Cadbury Schweppes PLC (United Kingdom)	397,028
11,900	Sara Lee Corp.	201,110
18,560	Unilever PLC, ADR (United Kingdom)	443,398

		2,568,468

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	23

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Foods 0.2%
1,275	Corn Products International, Inc.	$42,407
200	Kellogg Co.	9,634
18,800	Kraft Foods, Inc. (Class A Stock)	609,120
4,100	Kroger Co. (The)*	94,013
2,800	Safeway, Inc.	78,624
1,800	Sysco Corp.	49,680

		883,478

Gaming 0.2%
20,000	OPAP SA (Greece)	726,074

Healthcare Equipment & Supplies
3,140	Kyphon, Inc.*	106,948

Healthcare Providers & Services 0.4%
2,900	Caremark Rx, Inc.*	153,120
8,600	CIGNA Corp.	784,750
9,700	HCA, Inc.	476,852
44,900	Tenet Healthcare Corp.*	265,808

		1,680,530

Healthcare Services 1.5%
3,500	Aetna, Inc.*	110,215
375	Amedisys, Inc.*	14,321
5,700	Amerigroup Corp.*	165,870
4,600	Covance, Inc.*	293,296
16,960	Five Star Quality Care, Inc.	183,168
1,650	Healthcare Services Group	35,657
3,300	Healthsouth Rehabilitation Corp.*	13,035
4,400	Healthways, Inc.*	236,368
9,800	Humana, Inc.	548,114
1,600	LHC Group, Inc.*	33,824
1,380	Pediatrix Medical Group, Inc.*	58,512
4,372	Quest Diagnostics, Inc.	262,845
13,220	Solexa, Inc.*	117,129
4,900	Sunrise Senior Living, Inc.*	141,512
975	Triad Hospitals, Inc.*	37,996
83,140	UnitedHealth Group, Inc.	3,976,586
6,200	WellPoint, Inc.*	461,900

		6,690,348

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Hotels & Motels 0.6%
8,800	Choice Hotels International, Inc.	$375,056
3,800	Hilton Hotels Corp.	90,934
30,500	MGM Mirage*	1,083,970
200	Starwood Hotels & Resorts Worldwide, Inc.	10,516
6,507	Station Casinos, Inc.	356,974
16,300	Wynn Resorts Ltd.*	1,043,363

		2,960,813

Hotels, Restaurants & Leisure 0.3%
10,000	Carnival Corp.	389,600
4,922	Harrah’s Entertainment, Inc.	295,862
5,700	Marriott International, Inc. (Class A Stock)	200,526
9,100	McDonald’s Corp.	322,049

		1,208,037

Household Durables 0.5%
6,200	Centex Corp.	293,322
3,400	Fortune Brands, Inc.	246,568
2,300	Furniture Brands International, Inc.	46,138
37,074	Lennar Corp. (Class A Stock)	1,658,320
2,100	Lennar Corp. (Class B Stock)	87,486

		2,331,834

Household Products 0.1%
9,100	Kimberly-Clark Corp.	555,555

Household Products/Wares
9,500	Husqvarna AB (Sweden)(Class B Stock)	102,157

Independent Power Producers & Energy Traders 0.4%
31,000	TXU Corp.	1,991,130

Industrial Conglomerates 0.2%
34,000	Tyco International Ltd. (Bermuda)	887,060

Industrial Products 0.1%
3,355	Air Liquide (France)	677,137

Insurance 4.1%
16,300	Aegon NV (France)	276,719
31,100	Allstate Corp. (The)	1,767,102
4,000	Ambac Financial Group, Inc.	332,440
14,100	American International Group, Inc.	855,447

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	25

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

15,510	Amerisafe, Inc.*	$173,712
5,800	Assurant, Inc.	279,386
23,000	Aviva PLC (United Kingdom)	308,483
4,400	Baloise Holding AG (Switzerland)	350,412
200	Chubb Corp.	10,084
1,400	CNP Assurances (France)	133,322
4,800	Commerce Group, Inc.	145,008
3,700	Delphi Financial Group, Inc. (Class A Stock)	140,933
41,167	Genworth Financial, Inc. (Class A Stock)	1,412,028
5,500	Hanover Insurance Group, Inc. (The)	254,540
6,200	Hartford Financial Services Group, Inc.	526,008
2,062	HCC Insurance Holdings, Inc.	62,870
1,025	Hilb, Rogal & Hobbs Co.	41,513
18,200	ING Groep NV, ADR (Netherlands)	738,843
107,300	Legal & General PLC (United Kingdom)	249,043
4,500	Lincoln National Corp.	255,060
14,200	Loews Corp.*	526,252
14,000	Marsh & McLennan Cos., Inc.	378,420
17,700	MBIA, Inc.	1,040,937
36,500	MetLife, Inc.	1,898,000
24	Millea Holdings, Inc. (Japan)	464,739
4,360	Navigators Group, Inc.*	185,344
75,500	Old Mutual PLC (United Kingdom)*	228,476
8,809	Philadelphia Consolidated Holding Corp.*	298,361
1,300	Progressive Corp.	31,447
4,600	Protective Life Corp.	213,026
3,900	Radian Group, Inc.	239,967
140,800	Royal & Sun Alliance Insurance Group PLC (United Kingdom)	351,783
45,001	St. Paul Travelers Cos., Inc. (The)	2,061,046
3,616	State Auto Financial Corp.	109,203
11,700	Swiss Re (Switzerland)	841,453
4,500	United Fire & Casualty Co.	134,370
26,200	UnumProvident Corp.	425,226
9,000	WR Berkely Corp.	324,000
4,100	XL Capital Ltd. (Class A Stock)	261,170
1,000	Zurich Financial Services AG (Switzerland)*	224,493

		18,550,666

Internet Services 1.0%
75,223	America Movil SA de CV, Series L, ADR (Mexico)	2,691,479
2,210	Ctrip.com International Ltd., ADR (China)*	111,859
1,400	eBay, Inc.*	33,698
3,230	Equinix, Inc.	169,187

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

2,650	Google, Inc. (Class A Stock)*	$1,024,490
7,040	j2 Global Communications, Inc.*	197,120
5,790	Netflix, Inc.*	119,795
3,180	Nutri/System, Inc.*	168,286
18,510	Online Resources Corp.*	194,170
950	Vignette Corp.	12,341

		4,722,425

IT Services 0.3%
51,700	Electronic Data Systems Corp.	1,235,630

Machinery 1.5%
560	Briggs & Stratton Corp.	14,336
54,000	Bluescope Steel Ltd. (Australia)	283,455
4,200	Bucyrus International, Inc. (Class A Stock)	204,582
30,932	Caterpillar, Inc.	2,192,151
20,057	Deere & Co.	1,455,536
4,000	Eaton Corp.	256,400
10,590	Flow International Corp.*	142,965
4,370	Gardner Denver, Inc.	151,420
575	IDEX Corp.	24,984
3,830	Intevac, Inc.*	80,698
4,300	MAN AG (Germany)*	310,839
825	Nordson Corp.	37,538
2,560	Regal-Beloit Corp.	101,760
500	Rieter Holdings AG (Switzerland)	189,346
3,600	Snap-On, Inc.	151,236
16,150	Spectranetics Corp.	208,173
6,800	SPX Corp.	371,620
11,900	Terex Corp.*	533,596
2,875	Watsco, Inc.	127,420

		6,838,055

Manufacturing 0.3%
9,800	3M Co.	689,920
700	Actuant Corp. (Class A Stock)	30,807
3,550	American Railcar Industries, Inc.	98,157
15,780	Hexcel Corp.*	226,759
2,175	Jacuzzi Brands, Inc.*	18,270
3,400	NKT Holdings SA (Denmark)	210,414

		1,274,327

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	27

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Media 1.7%
56,350	CBS Corp. (Class B Stock)	$1,545,680
17,500	Clear Channel Communications, Inc.	506,625
52,891	Comcast Corp. (Class A Stock)*	1,818,393
1,700	E.W. Scripps Co. (Class A Stock)	72,641
8,600	McGraw-Hill Cos., Inc.	484,180
23,400	Rogers Communications, Inc. (Class B Stock) (Canada)	999,726
21,100	Shaw Communications, Inc. (Class B Stock) (Canada)	613,405
55,400	Time Warner, Inc.	914,100
8,700	Viacom, Inc. (Class B Stock)*	303,195
23,200	Walt Disney Co.	688,808

		7,946,753

Medical Supplies & Equipment 1.0%
5,750	Angiodynamics, Inc.*	132,250
400	Baxter International, Inc.	16,800
4,500	Becton Dickinson & Co.	296,640
4,000	Cardinal Health, Inc.	268,000
3,700	Cooper Cos, Inc. (The)	163,540
1,900	Gen-Probe, Inc.	98,705
5,815	Immucor, Inc.*	115,777
29,200	Johnson & Johnson	1,826,460
1,600	LCA-Vision, Inc.	69,040
850	Medical Action Industries, Inc.	18,845
8,000	Medtronic, Inc.	404,160
8,600	Nipro Corp. (Japan)	153,779
5,700	Novamed, Inc.	42,294
8,280	NuVasive, Inc.*	144,817
25,370	Orthovita, Inc.	101,734
4,919	PolyMedica Corp.	190,415
3,540	Resmed, Inc.*	164,291
3,330	SonoSite, Inc.	107,492
3,770	Vital Signs, Inc.	194,117
1,200	Zimmer Holdings, Inc.*	75,888

		4,585,044

Metals & Mining 1.6%
51,200	Alcoa, Inc.	1,533,440
3,325	Birch Mountain Resources Ltd.*	14,065
4,800	Boehler-Uddeholm AG (Austria)*	250,779
16,133	Companhia Vale Do Rio Doce, ADR (Brazil)	374,286
25,600	Crane Group Ltd. (Australia)	215,790
3,640	Dynamic Materials Corp.	111,966

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

1,200	Gibraltar Industries, Inc.	$33,156
1,100	Joy Global, Inc.	41,272
2,200	Newmont Mining Corp.	112,706
35,900	NSK Ltd. (Japan)	275,251
22,020	Peabody Energy Corp.	1,098,798
8,700	Phelps Dodge Corp.	759,858
8,700	Rautaruukki OYJ (Finland)	247,273
16,700	Rio Tinto PLC (United Kingdom)	862,561
2,300	Salzgitter AG (Germany)*	181,511
11,700	ThyssenKrupp AG (Germany)	409,509
5,700	Timken Co.	183,540
22,800	Tokyo Steel Manufacturing Co. Ltd. (Japan)	423,603
4,700	United States Steel Corp.	296,429

		7,425,793

Miscellaneous Manufacturers 0.6%
76,400	General Electric Co.	2,497,516
4,800	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	171,840

		2,669,356

Multi-Line Retail 0.1%
12,300	Federated Department Stores, Inc.	431,853

Multi-Utilities 0.1%
6,200	Public Service Enterprise Group, Inc.	418,066

Office Equipment
9,000	Ricoh Co. Ltd. (Japan)	181,342

Oil, Gas & Consumable Fuels 6.1%
15,700	Apache Corp.	1,106,379
1,525	Arena Resources, Inc.*	56,425
2,700	Ashland, Inc.	179,577
84,800	BP PLC (United Kingdom)	1,021,725
12,000	BP PLC, ADR (United Kingdom)	870,240
6,750	Cabot Oil & Gas Corp.	356,063
6,900	Canadian Natural Resources Ltd. (Canada)	366,431
23,200	ChevronTexaco Corp.	1,526,096
300	Compania Espanola de Petroleos SA (Spain)	21,211
35,100	ConocoPhillips	2,409,264
33,800	Cosmo Oil Co. Ltd. (Japan)	163,037
9,100	Devon Energy Corp.	588,224
51,200	Eni SpA (Italy)	1,570,323
7,600	EOG Resources, Inc.	563,540
45,600	Exxon Mobil Corp.	3,088,944

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	29

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

13,400	Global Industry, Ltd.	$223,512
2,675	Gulfport Energy Corp.*	32,715
34,244	Halliburton Co.	1,142,380
8,000	Helmerich & Payne, Inc.	221,440
3,000	Houston Exploration Co.*	191,580
880	Hydril Co.*	60,958
1,200	Kerr-McGee Corp.	84,240
5,200	Lukoil, ADR (Russia)*	451,360
2,870	Maverick Tube Corp.*	183,077
54,000	Nippon Oil Corp. (Japan)	422,975
15,000	Norsk Hydro ASA (Norway)	426,517
9,600	Occidental Petroleum Corp.	1,034,400
6,591	Oceaneering International, Inc.*	288,159
4,840	Oil States International, Inc.*	155,654
3,900	ONEOK, Inc.	145,119
56,200	Osaka Gas Co. Ltd. (Japan)	189,711
15,200	Repsol YPF SA (Spain)	427,163
15,000	Royal Dutch Shell PLC (Class A Stock) (Netherlands)	530,185
24,000	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	883,642
40,465	Schlumberger Ltd.	2,705,085
8,000	Sunoco, Inc.	556,320
5,190	Superior Energy Services, Inc.	177,758
3,700	Swift Energy Co.*	177,600
3,300	Tesoro Corp.	246,840
175,000	Tokyo Gas Co. Ltd. (Japan)	870,077
3,200	Total SA (France)	217,669
2,120	Unit Corp.*	124,317
1,250	Universal Compression Holdings, Inc.*	79,625
20,000	Valero Energy Corp.	1,348,600
6,130	Warrior Energy Service Corp.*	132,653
3,400	Weatherford International Ltd. (Bermuda)	159,256
1,000	XTO Energy, Inc.	46,990

		27,825,056
Paper & Forest Products 0.5%
27,800	Hokuetsu Paper Mills Ltd. (Japan)	191,565
80	Nippon Unipac Group, Inc. (Japan)	318,897
19,000	OJI Paper Co. Ltd. (Japan)	110,210
30,000	Rengo Co. Ltd. (Japan)	219,809
2,300	Smurfit-Stone Container Corp.*	23,276
19,200	Stora Enso OYJ (Finland)	283,767
800	Temple-Inland, Inc.	34,032
21,000	Weyerhaeuser Co.	1,231,860

		2,413,416

See Notes to Financial Statements.

30	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Pharmaceuticals 3.5%
10,625	Abbott Laboratories	$507,556
3,500	Altana AG (Germany)	200,788
10,690	American Medical Systems Holdings, Inc.*	195,093
12,400	AmerisourceBergen Corp.	533,200
17,115	Amylin Pharmaceuticals, Inc.*	835,212
3,400	AstraZeneca PLC (United Kingdom)	207,622
2,250	Barr Pharmaceuticals, Inc.*	111,960
2,700	Eli Lilly & Co.	153,279
16,000	Endo Pharmaceuticals Holdings, Inc.*	497,120
8,000	Express Scripts, Inc.	616,240
5,200	Forest Laboratories, Inc.*	240,812
25,100	GlaxoSmithKline PLC (United Kingdom)	694,396
2,600	Hospira, Inc.	113,594
24,300	Kaken Pharmaceutical Co. Ltd. (Japan)	170,203
15,000	Kyowa Hakko Kogyo Co. Ltd. (Japan)	108,858
4,440	Lifecell Corp.*	126,851
38,835	Merck & Co., Inc.	1,563,885
2,500	Mylan Laboratories, Inc.	54,900
11,700	Novartis AG (Switzerland)	664,605
11,300	Novo Nordisk SA (Class B Stock) (Denmark)	696,414
1,900	Ono Pharmaceutical Co. Ltd. (Japan)	93,305
99,900	Pfizer, Inc.	2,596,401
9,800	Pharmaceutical Product Development, Inc.	377,104
7,100	Roche Holding AG - Genusshein (Switzerland)	1,263,581
10,400	Sanofi-Aventis (France)	989,065
6,500	Schering-Plough Corp.	132,860
2,900	Sepracor, Inc.*	143,260
27,000	Tanabe Seiyaku Co. Ltd. (Japan)	354,207
25,500	Teva Pharmaceutical Industries Ltd., ADR (Israel)	843,540
14,800	Wyeth	717,356

		15,803,267

Railroads 0.2%
24,800	Norfolk Southern Corp.	1,076,816

Real Estate 0.2%
5,000	Hovnanian Enterprises, Inc. (Class A Stock)*	136,950
3,100	Meritage Homes Corp.*	120,187
14,046	St. Joe Co. (The)	630,665
5,700	Standard Pacific Corp.	127,281

		1,015,083

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	31

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Real Estate Investment Trust - Other Reit 0.3%
18,200	Equity Office Properties Trust	$689,962
7,600	Simon Property Group, Inc.	650,028

		1,339,990

Real Estate Investment Trusts 0.8%
9,900	Apartment Investment & Management Co. (Class A Stock)	476,091
1,450	Ashford Hospitality Trust, Inc.	17,038
7,445	CB Richard Ellis Group, Inc.*	175,181
3,600	Crescent Real Estate Equities Co.	70,272
950	Healthcare Realty Trust, Inc.	31,435
1,800	Highland Hospitality Corp.	24,030
3,300	Hospitality Properties Trust	143,781
18,300	Host Marriot Corp.	388,326
3,700	Jones Lang Lasal, Inc.	302,290
1,300	Kilroy Realty Corp.	96,057
6,220	KKR Financial Corp.*	144,055
1,600	Liberty Property Trust	74,960
2,000	Mack-Cali Realty Corp.	96,620
4,075	MFA Mortgage Investments, Inc.	27,955
200	Mills Corp. (The)	4,636
6,600	New Century Financial Corp.	288,156
5,700	Plum Creek Timber Co., Inc.	194,142
10,000	ProLogis	553,500
1,000	Public Storage, Inc.	80,290
3,400	Realty Income Corp.	77,792
625	Redwood Trust, Inc.	29,737
4,200	SL Green Realty Corp.	480,060

		3,776,404

Retail 0.6%
24,400	Autonation, Inc.*	480,680
87,300	DSG International PLC (United Kingdom)	325,339
26,600	House of Fraser PLC (United Kingdom)*	69,813
29,300	Next PLC (United Kingdom)	934,833
2,900	Rallye SA (France)	138,917
2,625	Triarc Cos., Inc. (Class B Stock)	36,724
3,000	UNY Co. Ltd. (Japan)	43,098
279,800	Wal-Mart de Mexico SA de CV (Mexico)	862,788

		2,892,192

See Notes to Financial Statements.

32	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Retail & Merchandising 2.3%
2,100	Abercrombie & Fitch Co. (Class A Stock)	$111,216
900	Best Buy Co., Inc.	40,806
16,600	Big Lots, Inc.*	268,256
3,500	Brinker International, Inc.	113,400
11,540	Cache, Inc.*	207,835
498	CEC Entertainment, Inc.*	14,706
17,900	Circuit City Stores, Inc.	438,550
11,900	Costco Wholesale Corp.	627,844
15,600	Darden Restaurants, Inc.	527,280
3,300	Dillard’s, Inc. (Class A Stock)	99,099
5,000	J.C. Penney Co., Inc.	314,800
4,676	JOS. A. Bank Clothiers, Inc.*	117,742
2,200	Kohl’s Corp.*	124,586
52,591	Lowe’s Cos., Inc.	1,490,955
1,700	Nordstrom, Inc.	58,310
15,200	Office Depot, Inc.*	547,960
700	Regis Corp.	23,576
3,100	School Specialty, Inc.*	99,200
6,662	Sonic Corp.*	131,108
3,400	Staples, Inc.	73,508
44,513	Starbucks Corp.*	1,525,015
5,800	Stein Mart, Inc.	74,762
1,600	SUPERVALU, Inc.	43,376
15,475	Target Corp.	710,612
35,100	Wal-Mart Stores, Inc.	1,561,950
22,558	Yum! Brands, Inc.	1,015,110

		10,361,562

Savings & Loan
100	New York Community Bancorp, Inc.	1,633

Semiconductors 0.7%
2,300	Altera Corp.*	39,813
995	ATMI, Inc.*	26,437
5,300	CheckPoint Systems, Inc.*	87,450
11,200	Freescale Semiconductor, Inc. (Class B Stock)	319,424
18,700	Intel Corp.	336,600
600	KLA Tencor Corp.	25,314
36,700	Micron Technology, Inc.	572,153
49,517	Texas Instruments, Inc.	1,474,617
7,340	Volterra Semiconductor Corp.	107,017
2,700	Xilinx, Inc.	54,783

		3,043,608

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	33

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Software 0.6%
35,900	BMC Software, Inc.*	$840,778
50,100	CA, Inc.	1,050,096
13,600	First Data Corp.	555,560
200	MoneyGram International, Inc.	6,130
10,500	Omniture, Inc.	75,705

		2,528,269

Specialty Retail 0.3%
24,744	Home Depot, Inc.	858,864
23,200	Limited Brands, Inc.	583,712
1,500	MSC Industrial Direct Co., Inc.	61,845

		1,504,421

Telecommunications 2.8%
28,600	Amdocs Ltd. (Israel)*	1,037,608
700	American Tower Corp. (Class A Stock)*	23,660
66,700	AT&T, Inc.	2,000,333
137,800	BT Group PLC (United Kingdom)	611,996
3,300	CenturyTel, Inc.	127,281
80,100	Cisco Systems, Inc.*	1,429,785
18,600	Corning, Inc.*	354,702
12,400	Deutsche Telekom AG (Germany)	191,661
1,605	Embarq Corp.	72,626
28,600	France Telecom SA (France)	599,152
5,500	Juniper Networks, Inc.*	73,975
111,300	MobileOne Ltd. (Singapore)*	145,218
5,800	Motorola, Inc.	132,008
37,483	Netia Holdings SA (Poland)	51,004
100	Nippon Telegraph and Telephone Corp. (Japan)	522,483
342	NTT Docomo, Inc. (Japan)	498,181
26,771	Qualcomm, Inc.	943,946
29,615	Sprint Nextel Corp.	586,377
600	Swisscom AG (Switzerland)	197,960
2,400	Tekelec*	24,696
76,500	Telestra Corp. Ltd. (Australia)	223,936
56,800	Verizon Communications, Inc.	1,920,976
39,463	Vodafone Group PLC (United Kingdom)	855,547
164,850	Vodafone Group PLC (United Kingdom)	357,981

		12,983,092

See Notes to Financial Statements.

34	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Textiles, Apparel & Luxury Goods 0.2%
15,800	Benetton Group SpA (Italy)	$230,489
4,000	Coach, Inc.*	114,840
16,200	Jones Apparel Group, Inc.	479,520

		824,849

Thrifts & Mortgage Finance 0.9%
36,300	Countrywide Financial Corp.	1,300,629
12,800	Fannie Mae	613,248
17,600	Freddie Mac	1,018,336
27,900	Washington Mutual, Inc.	1,247,130

		4,179,343

Tobacco 0.1%
4,100	Reynolds America, Inc.	519,798
2,100	UST, Inc.	106,155

		625,953

Transportation 1.5%
425	AMERCO*	37,485
2,160	American Commercial Lines, Inc.*	118,692
1,425	Arlington Tankers Ltd. (Bermuda)	31,763
24,901	Burlington North Santa Fe Corp.	1,715,928
12,200	CSX Corp.	740,296
21,547	FedEx Corp.	2,256,186
13,700	FirstGroup PLC (United Kingdom)	114,971
565	Genesee & Wyoming, Inc. (Class A Stock)*	14,865
840	Landstar System, Inc.	35,860
82,000	Neptune Orient Lines Ltd. (Singapore)	94,005
3,045	Old Dominion Freight Line*	99,206
41,030	Orient Overseas International Ltd. (Bermuda)*	162,109
13,955	Union Pacific Corp.	1,186,175
5,610	Vitran Corp., Inc. (Canada)	115,903

		6,723,444

Utilities 0.9%
11,900	Alliance & Leicester PLC (United Kingdom)*	232,741
10,700	American Electric Power Co., Inc.	386,484
17,300	CMS Energy Corp.*	242,373
4,300	Consolidated Edison, Inc.	201,541
14,900	Duke Energy Corp.	451,768
11,000	Edison International	455,180

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	35

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

13,500	Endesa SA (Spain)	$461,474
50,100	Energias de Portugal SA (Portugal)*	198,393
5,172	Headwaters, Inc.*	119,680
8,300	Northeast Utilities	185,920
31,800	Northumbrian Water Group PLC (United Kingdom)	155,041
7,100	PG&E Corp.	295,928
6,600	Tohoku Electric Power Co., Inc. (Japan)	138,741
345	Union Fenosa SA (Spain)	14,125
9,360	Viridian Group PLC (United Kingdom)	180,003
1,795	Westar Energy, Inc.	41,464
2,600	Wisconsin Energy Corp.	109,720
10,500	Xcel Energy, Inc.*	210,420

		4,080,996

	Total common stocks (cost $273,978,573)	305,640,404

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description

ASSET-BACKED SECURITIES 0.1%
Aaa	$500	Bear Stearns Commercial Mortgage Securities, Series 2006-BBA7, Class A1, 144A 5.48%, 03/15/19	499,993
Aaa	126	Brazos Student Loan Finance Corp., Series 1998-A, Class A2 6.07%, 06/01/23(a)	126,657

		Total asset-backed securities (cost $623,434)	626,650

COLLATERALIZED MORTGAGE OBLIGATIONS 1.0%
Aaa	200	BankTrust Mortgage Trust, Series 1, Class G 5.70%, 12/01/23	198,806
Aaa	341	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 5.409%, 05/25/35(a)	338,323
Aaa	66	Federal Home Loan Mortgage Corp., Series 119, Class H 7.50%, 01/15/21	65,861
Aaa	8	Series 2266, Class F 5.82%, 11/15/30(a)	7,771

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
Aaa	$750	Federal National Mortgage Assoc., Series 1998-73, Class MZ 6.30%, 10/17/38	$770,715
Aaa	16	Series 2000-32, Class FM 5.819%, 10/18/30(a)	16,497
Aaa	18	Series 2005-73, Class A1A 5.425%, 07/25/35(a)	18,146
Aaa	1,200	Series 2006-5, Class 3A2 4.685%, 05/25/35(a)	1,170,174
Aaa	46	Government National Mortgage Assoc., Series 2009, Class FH 5.87%, 02/16/30(a)	46,079
Aaa	522	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%, 12/25/34(a)	511,040
Aaa	400	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A2 5.429%, 08/25/36(a)	400,000

Aaa	1,212	Washington Mutual, Inc., Series 2003-R1, Class A1 5.655%, 12/25/27(a)	1,211,256

		Total collateralized mortgage obligations (cost $4,758,855)	4,754,668

CORPORATE BONDS 5.8%

Aerospace 0.1%
B3	125	BE Aerospace, Inc., Sr. Sub. Notes 8.875%, 05/01/11	130,312
Caa1	125	K&F Acquisition, Inc., Gtd. Notes PIK 7.75%, 11/15/14	122,813
B1	125	Sequa Corp., Sr. Notes 8.875%, 04/01/08	130,156
Caa1	40	Standard Aero Holdings, Inc., Gtd. Notes 8.25%, 09/01/14	38,500

			421,781

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	37

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
Agriculture
Ba2	$100	Smithfield Foods, Inc., Sr. Notes 8.00%, 10/15/09	$102,000

Airlines
Ba2	35	Continental Airlines, Inc., Pass Thru Certificates, Series 981B 6.748%, 03/15/17	32,921
B3	19	Series 1996-C 9.50%, 10/15/13	14,136

			47,057

Automotive
Caa1	63	General Motors, Debs. 8.375%, 07/15/33	51,660
B3	62	Visteon Corp., Sr. Notes 8.25%, 08/01/10	57,040

			108,700

Automotive - OEM 0.1%
Ba3	125	Ford Motor Credit Corp., Sr. Notes 7.25%, 10/25/11	113,528

Ba1	63	General Motors Acceptance Corp., Bonds 8.00%, 11/01/31	61,784
Ba1	125	Notes 6.75%, 12/01/14	117,665
Ba1	125	6.875%, 09/15/11	121,036

			414,013

Automotive Parts 0.1%
Caa2	63	Affinia Group, Inc., Gtd. Notes 9.00%, 11/30/14	57,330
B3	125	Goodyear Tire & Rubber Co., Notes 7.857%, 08/15/11	115,625
B3	50	Tenneco Automotive, Inc., Gtd. Notes 8.625%, 11/15/14	49,625
Ba3	59	TRW Automotive, Inc., Sr. Notes 9.375%, 02/15/13	62,687

			285,267

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Broadcasting
B3		$62	CMP Susquehanna Corp., Sr. Sub. Notes, 144A 9.875%, 05/15/14	$57,660

Building Materials
B3		63	Ply Gem Industries, Inc., Sr. Sub. Notes 9.00%, 02/15/12	55,125

Building Materials & Construction
Ba1		25	K Hovnanian Enterprises, Inc., Gtd. Notes 6.25%, 01/15/15	21,625
Ba1		63	7.50%, 05/15/16	57,188

				78,813

Building Materials - Fixtures & Fittings 0.1%
B2		90	Goodman Global Holding Co., Inc., Sr. Notes 8.329%, 06/15/12(a)	90,225
B3		188	Sr. Sub. Notes 7.875%, 12/15/12	174,370
Caa1	EUR	125	Grohe Holding GmbH, Gtd. Notes (Germany) 8.625%, 10/01/14	153,288
Caa1		125	Nortek, Inc., Sr. Sub. Notes 8.50%, 09/01/14	116,875
Caa1		63	Panolam Industries International, Inc., Sr. Sub. Notes, 144A 10.75%, 10/01/13	61,110

				595,868

Capital Goods - Others
B3		41	Mueller Group, Inc., Sr. Sub. Notes 10.00%, 05/01/12	44,280

Chemicals 0.5%
Caa2		125	Crystal US Holdings, Sr. Disc. Notes, Zero Coupon (until 10/01/09) 10.50%, 10/01/14(f)	97,500

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	39

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B1		$150	Equistar Chemicals LP, Gtd. Notes 10.125%, 09/01/08	$157,875
Ba1		200	Hercules, Inc., Debs. 6.60%, 08/01/27	199,000
B3		75	Hexion US Finance Corp., Sec`d. Notes 9.00%, 07/15/14	76,688
B2		125	Huntsman International LLC, Gtd. Notes 9.875%, 03/01/09	130,156
B3		15	10.125%, 07/01/09	15,225
Ba3		50	IMC Global, Inc., Gtd. Notes 10.875%, 06/01/08	53,250
Ba3		50	11.25%, 06/01/11	52,938
Ba3		175	Sr. Notes 10.875%, 08/01/13	193,375
B2	EUR	63	Ineos Group Holdings PLC (United Kingdom), Bonds 7.875%, 02/15/16	75,245
B2		125	Notes, 144A 8.50%, 02/15/16	117,187
Ba3		63	Invista, Notes, 144A 9.25%, 05/01/12	65,205
B3		125	KRATON Polymers LLC, Gtd. Notes 8.125%, 01/15/14	121,250
Ba3		71	Lyondell Chemical Co., Gtd. Notes 9.50%, 12/15/08	72,953
B2		125	Nell AF SARL, Gtd. Notes, 144A (Luxembourg) 8.375%, 08/15/15	121,406
B3		75	PQ Corp., Gtd. Notes (France) 7.50%, 02/15/13	72,000
B3		130	Rhodia SA (France), Sr. Notes 10.25%, 06/01/10	140,725
Caa1		74	Sr. Sub. Notes 8.875%, 06/01/11	75,295
B3	EUR	125	Rockwood Specialties Group, Gtd. Notes 7.625%, 11/15/14	162,469

See Notes to Financial Statements.

40	Visit our website at www.strategicpartners.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B3	$ 90	Sr. Sub. Notes 10.625%, 05/15/11	$96,750

			2,096,492

Commercial Services
Caa2	40	Great Lakes Dredge & Dock Corp., Sr. Sub. Notes 7.75%, 12/15/13	37,200
B3	75	Iron Mountain, Inc., Gtd. Notes 8.625%, 04/01/13	76,500

			113,700

Conglomerates 0.1%
B2	100	Blount, Inc., Sr. Sub. Notes 8.875%, 08/01/12	101,000
Ba2	63	Bombardier, Inc., Unsec’d. Notes, 144A (Canada) 6.75%, 05/01/12	58,275
B2	26	Invensys PLC, Sr. Notes, 144A (United Kingdom) 9.875%, 03/15/11	27,950
B2	127	Manitowoc Co., Gtd. Notes 10.50%, 08/01/12	137,160

			324,385

Consumer Products 0.1%
Caa2	125	Jostens Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 12/01/08), 144A 10.25%, 12/01/13(f)	98,750
Caa1	63	Solo Cup Co., Sr. Sub. Notes 8.50%, 02/15/14	54,495
Caa2	125	Visant Holding Corp., Sr. Notes, 144A 8.75%, 12/01/13	119,687

			272,932

Consumer Products & Services 0.1%
A3	500	Clorox Co., Sr. Notes 5.444%, 12/14/07(a)	500,677

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	41

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Consumer Products - Household & Leisure
B3		$62	Affinion Group, Inc., Gtd. Notes, 144A 10.125%, 10/15/13	$63,550
Caa2		125	Spectrum Brands, Inc., Co. Gtd. Notes 7.375%, 02/01/15	94,063

				157,613

Consumer Products - Industrial
Caa1		100	Johnson Diversey Holdings, Inc., Disc. Notes, Zero Coupon (until 05/15/07) 10.67%, 05/15/13(f)	85,000
Caa1		55	Johnson Diversey, Inc., Gtd. Notes 9.625%, 05/15/12	54,450

				139,450

Consumer Products - Non Durable 0.1%
Ba3		125	Church & Dwight Co. Inc., Gtd. Notes 6.00%, 12/15/12	116,719
Caa1		125	Playtex Products, Inc., Gtd. Notes 9.375%, 06/01/11	130,468

				247,187

Defense 0.1%
B2		63	Alliant Techsystems, Inc., Gtd. Notes 6.75%, 04/01/16	61,110
B3		63	DRS Technologies, Inc., Gtd. Notes 7.625%, 02/01/18	62,843
Ba3		125	L-3 Communications Corp., Sr. Sub. Notes 6.375%, 10/15/15	120,000
Ba3		125	Gtd. Notes 7.625%, 06/15/12	126,562

				370,515

Diversified Financial Services 0.2%
Aaa	JPY	36,000	General Electric Capital Corp., Sr. Unsub. Notes (Japan), 1.40% 11/02/06	314,815
Caa1	EUR	313	Ray Acquisition SCA, Sec’d. Notes (France) 9.375%, 03/15/15	430,313

				745,128

See Notes to Financial Statements.

42	Visit our website at www.strategicpartners.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Energy
B1	$62	Massey Energy Co., Gtd. Notes 6.875%, 12/15/13	$57,195

Energy - Coal
Ba3	50	Arch Western Finance LLC, Sec’d. Notes 6.75%, 07/01/13	47,625

Energy - Exploration & Production 0.1%
Ba2	175	Chesapeake Energy Corp., Sr. Notes 6.375%, 06/15/15	164,500
Ba2	125	6.875%, 01/15/16	120,625
B3	125	El Paso Production Holding Co., Gtd. Notes 7.75%, 06/01/13	127,031
B2	63	Encore Acquisition Co., Sr. Sub. Notes 6.00%, 07/15/15	57,645
B2	50	6.25%, 04/15/14	46,375
Ba3	40	Forest Oil Corp., Sr. Notes 8.00%, 12/15/11	41,100
Ba3	7	Magnum Hunter Resources, Inc., Gtd. Notes 9.60%, 03/15/12	7,411
A3	75	Vintage Petroleum, Inc., Sr. Notes 8.25%, 05/01/12	79,340

			644,027

Energy - Refining
Baa3	110	Premcor Refining Group, Inc., Gtd. Notes 6.75%, 05/01/14	112,460

Energy - Services
B3	75	Hanover Compressor Co., Gtd. Notes 8.625%, 12/15/10	77,438
B2	50	Hanover Equipment Trust, Sec`d. Notes 8.75%, 09/01/11	52,125
Ba2	25	Pride International, Inc., Sr. Notes 7.375%, 07/15/14	25,250

			154,813

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	43

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Entertainment & Leisure 0.1%
B2	$75	AMC Entertainment, Inc., Gtd. Notes 8.625%, 08/15/12	$76,594
B1	75	Intrawest Corp., Sr. Notes (Canada) 7.50%, 10/15/13	74,719
Caa2	25	Six Flags, Inc., Sr. Notes 9.625%, 06/01/14	22,687
B3	75	Universal City Florida Holding Co., Sr. Notes 8.375%, 05/01/10	75,750
B2	125	Warner Music Group, Sr. Sub. Notes 7.375%, 04/15/14	120,625

			370,375

Environmental 0.1%
B3	63	Alliance One International, Inc., Gtd. Notes 11.00%, 05/15/12	61,268
B2	55	Allied Waste North America, Inc., Sec`d. Notes, Series B 6.50%, 11/15/10	53,694
B2	50	Sr. Notes 7.875%, 04/15/13	50,500
B2	165	Sr. Notes, Series B 8.50%, 12/01/08	171,187

			336,649

Environmental Services
B2	63	WCA Waste Corp., Sr. Notes, 144A 9.25%, 06/15/14	64,103

Finance
Ba2	63	E*trade Financial Corp., Sr. Notes 7.375%, 09/15/13	63,158

Financial Services
B2	63	Ford Motor Co., Notes 7.45%, 07/16/31	46,305

See Notes to Financial Statements.

44	Visit our website at www.strategicpartners.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Food 0.1%
B3		$17	Agrilink Foods, Inc., Gtd. Notes, 144A 11.875%, 11/01/08	$17,319
B3		38	Dole Foods Co., Inc., Sr. Notes 8.625%, 05/01/09	36,290
B3		55	8.875%, 03/15/11	51,425
B3		62	Pinnacle Foods Holding Co., Sr. Sub. Notes 8.25%, 12/01/13	60,760
B3		EUR 125	United Biscuits Finance PLC, Gtd. Notes (United Kingdom) 10.625%, 04/15/11	168,457

				334,251

Gaming 0.7%
B1		205	Boyd Gaming Corp., Sr. Sub. Notes 8.75%, 04/15/12	214,225
B2	EUR	63	Codere Finance SA, Sr. Notes (Luxembourg) 8.25%, 06/15/15	83,595
B2		75	Isle of Capri Casinos, Inc., Sr. Sub. Notes 7.00%, 03/01/14	71,625
B2		125	Kerzner International Ltd., Sr. Sub Notes 6.75%, 10/01/15	131,563
Ba2		290	MGM Mirage, Inc., Gtd. Notes 6.00%, 10/01/09	282,025
Ba2		250	6.625%, 07/15/15	235,937
Ba3		645	9.75%, 06/01/07	661,931
Ba3		110	Mohegan Tribal Gaming Authority, Sr. Sub. Notes 8.00%, 04/01/12	112,200
Ba1		125	Park Place Entertainment Corp., Sr. Sub. Notes 7.875%, 03/15/10	129,375
Ba1		60	8.125%, 05/15/11	63,000
Ba1		530	9.375%, 02/15/07	537,287
B1		25	Penn National Gaming, Inc., Sr. Sub. Notes 6.75%, 03/01/15	23,500

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	45

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B1		$63	Seneca Gaming Corp., Sr. Unsec`d. Notes 7.25%, 05/01/12	$61,425
B1		250	Station Casinos, Inc., Sr. Sub. Notes 6.875%, 03/01/16	230,000
B2		132	Wynn Las Vegas LLC, First Mortgage 6.625%, 12/01/14	124,410

				2,962,098

Healthcare
Caa1		125	Warner Chilcott Corp., Gtd. Notes 8.75%, 02/01/15	124,063

Healthcare - Medical Products
Caa1		125	VWR International, Inc., Sr. Sub. Notes 8.00%, 04/15/14	122,813

Healthcare - Pharma 0.1%
B2		125	Biovail Corp., Sr. Sub. Notes (Canada) 7.875%, 04/01/10	126,875
B3		25	Elan Finance Corp. PLC, Gtd. Notes (Ireland) 7.75%, 11/15/11	24,000
Ba1		63	Mylan Laboratories, Inc., Sr. Notes 6.375%, 08/15/15	60,795
NR	EUR	67	Nycomed A/S, Sr. Notes, (Denmark) PIK 11.75%, 09/15/13	90,742

				302,412

Healthcare Services 0.2%
Caa1		125	Accellant, Inc., Gtd. Notes 10.50%, 12/01/13	128,750
B3		25	Alliance Imaging, Inc., Sr. Sub. Notes 7.25%, 12/15/12	22,750
B3		100	Concentra Operating Corp., Gtd. Notes 9.125%, 06/01/12	103,750
Ba1		50	Coventry Health Care, Inc., Sr. Notes 8.125%, 02/15/12	52,125
Ba2		50	HCA, Inc., Debs. 7.50%, 12/15/23	39,007

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Ba2	$50	8.36%, 04/15/24	$40,680
Ba2	55	Notes, MTN 9.00%, 12/15/14	51,364
Ba2	125	Sr. Unsec’d. Notes 6.375%, 01/15/15	100,312
B3	50	Select Medical Corp., Gtd. Notes 7.625%, 02/01/15	42,500
Ba2	80	Senior Housing Properties Trust, Sr. Notes 8.625%, 01/15/12	84,000
B3	40	Tenet Healthcare Corp., Sr. Notes 6.50%, 06/01/12	33,800
B3	75	9.25%, 02/01/15 144A	69,188
Caa1	75	Vanguard Health Holdings Co. II LLC, Sr. Sub. Notes 9.00%, 10/01/14	72,562
Ba2	120	Ventas Realty LP, Gtd. Notes 9.00%, 05/01/12	131,100

			971,888

Home Construction 0.1%
Baa3	115	D.R. Horton, Inc., Sr. Notes 7.875%, 08/15/11	121,141
Ba2	95	KB Home, Sr. Sub. Notes 8.625%, 12/15/08	98,459
Ba2	125	Meritage Homes Corp., Gtd. Notes 6.25%, 03/15/15	102,812

			322,412

Lodging 0.2%
Ba2	185	Host Marriott LP, Gtd. Notes 9.50%, 01/15/07	187,544
Ba2	75	Sr. Notes 7.00%, 08/15/12	75,000
Ba2	45	7.125%, 11/01/13	45,056
Ba1	200	ITT Corp., Debs. 7.375%, 11/15/15	205,500
Ba1	125	Royal Caribbean Cruises, Ltd., Sr. Notes 8.00%, 05/15/10	131,364

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	47

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Ba1	$70	Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes 7.875%, 05/01/12	$73,850

			718,314

Machinery
B2	80	Terex Corp., Gtd. Notes 10.375%, 04/01/11	84,150

Media
Ba2	48	DirecTV Holdings LLC, Sr. Notes 8.375%, 03/15/13	50,280
Ba3	125	Echostar DBS Corp., Gtd. Notes 6.625%, 10/01/14	120,625

			170,905

Media - Broadcasting & Radio
B2	125	Emmis Operating Co., Sr. Sub. Notes 6.875%, 05/15/12	122,656
B1	63	Lin Television Corp., Gtd. Notes 6.50%, 05/15/13	57,409

			180,065

Media - Cable 0.1%
NR	50	Callahan Nordrhein-Westfalen GmbH, Sr. Disc. Notes, 144A (Germany)(c)(d) 16.00%, 07/15/10	1
Ca	129	Charter Communications Holdings I LLC, Gtd. Notes 11.75%, 05/15/14	87,075
Caa1	125	Charter Communications Holdings II LLC, Sr. Notes 10.25%, 09/15/10	126,250
B2	75	CSC Holdings, Inc., Sr. Notes 7.25%, 07/15/08	75,468
B2	75	7.25%, 04/15/12(c) 144A	72,469
B2	20	7.875%, 12/15/07	20,325
B2	65	Kabel Deutschland GmbH, Gtd. Notes, 144A (Germany) 10.625%, 07/01/14	68,900

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B3	EUR	62	Ono Finance PLC, Sr. Notes (United Kingdom) 8.00%, 05/16/14	$72,863

				523,351

Media - Non Cable
B2		63	Quebecor Media, Inc., Sr. Notes (Canada) 7.75%, 03/15/16	61,898

Metals 0.1%
B1		60	AK Steel Corp., Gtd. Notes 7.75%, 06/15/12	59,100
B1		100	7.875%, 02/15/09	99,500
Baa3		110	Ispat Inland ULC, Sec`d. Notes (Canada) 9.75%, 04/01/14	122,100
B2	EUR	63	Kloeckner Investment SCA, Sr. Notes (Luxembourg) 10.50%, 05/15/15	92,950
B1		125	Novelis, Inc., Sr. Notes, 144A (Canada) 7.25%, 02/15/15	120,938
Ba1		125	United States Steel Corp., LLC, Sr. Notes 10.75%, 08/01/08	135,000

				629,588

Mining
Caa1		54	OM Group, Inc., Gtd. Notes 9.25%, 12/15/11	55,890

Oil, Gas & Consumable Fuels 0.1%
Baa1		250	Pemex Project Funding Master Trust, Gtd. Notes 9.75%, 03/30/18	298,750

Packaging 0.1%
B1		125	Crown Americas, Inc., Sr. Notes, 144A 7.75%, 11/15/15	123,281
Caa1		63	Graham Packaging Co., Gtd. Notes 8.50%, 10/15/12	61,110
Caa2		175	Sub. Notes 9.875%, 10/15/14	170,188
B-(b)		125	Graphic Packaging International Corp., Sr. Sub. Notes 9.50%, 08/15/13	125,000

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	49

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B1		$125	Owens Brockway Glass Container, Inc., Sec`d. Notes 8.75%, 11/15/12	$131,875
B2		62	Plastipak Holdings, Inc., Sr. Notes, 144A 8.50%, 12/15/15	61,380

				672,834

Paper 0.2%
B1		150	Abitibi-Consolidated, Inc., Notes (Canada) 5.25%, 06/20/08	141,750
			Ainsworth Lumber Co. Ltd.,
B2		63	Gtd. Notes 7.25%, 10/01/12	49,455
B2		25	Sr. Notes 6.75%, 03/15/14	18,375
B2		100	Cellu Tissue Holdings, Inc., Sec’d. Notes 9.75%, 03/15/10	97,500
B2		125	Georgia-Pacific Corp., Notes 8.125%, 05/15/11	124,687
B2		80	8.875%, 05/15/31	79,700
B2		125	Jefferson Smurfit Corp., Gtd. Notes 7.50%, 06/01/13	113,125
B2		25	8.25%, 10/01/12	23,625
Caa2	EUR	67	JSG Holding PLC., Sr. Notes (Ireland) PIK 11.50%, 10/01/15	86,592
B3		125	MDP Acquisitions PLC, Sr. Notes (Ireland) 9.625%, 10/01/12	129,375
Caa1		25	Mercer International, Inc., Sr. Notes 9.25%, 02/15/13	22,313

				886,497

Printing
Caa2		70	Vertis, Inc., Gtd. Notes, Series B 10.875%, 06/15/09	69,388

Publishing 0.2%
B1		109	Dex Media East LLC, Gtd. Notes 12.125%, 11/15/12	121,808

See Notes to Financial Statements.

50	Visit our website at www.strategicpartners.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B2		$147	Dex Media West LLC, Sr. Sub. Notes 9.875%, 08/15/13	$158,392
Caa1		125	Houghton Mifflin Co., Sr. Sub. Notes 9.875%, 02/01/13	129,531
B2	EUR	125	Lighthouse International Co. SA, Gtd. Notes (Luxembourg) 8.00%, 04/30/14	170,653
B2		100	Medianews Group, Inc., Sr. Sub. Notes 6.875%, 10/01/13	91,625
Caa1	EUR	125	WDAC Subsidiary Corp., Sr. Notes 8.50%, 12/01/14	158,078

				830,087

Real Estate Investment Trust - Office Industrial
			Crescent Real Estate Equities LP, Sr. Notes
B1		63	9.25%, 04/15/09	65,205

Restaurants
B2		125	Landry’s Restaurants, Inc., Gtd. Notes 7.50%, 12/15/14	115,938

Retailers
B2		62	Neiman Marcus Group, Inc., Gtd. Notes 9.00%, 10/15/15	65,333

Retailers - Food & Drug
Ba1		25	Ahold Finance USA, Inc., Notes 8.25%, 07/15/10	26,125
Caa2		90	Jean Coutu Group PLC, Inc., Sr. Sub. Notes (Canada) 8.50%, 08/01/14	84,038

				110,163

Services Cyclical - Rental Equipment 0.1%
B1		250	Hertz Corp., Sr. Notes, 144A 8.875%, 01/01/14	260,625
B3		63	Sr. Sub. Notes, 144A 10.50%, 01/01/16	68,512

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	51

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B3	$25	United Rentals NA, Inc., Gtd. Notes 6.50%, 02/15/12	$23,625
Caa1	50	Sr. Sub. Notes 7.75%, 11/15/13	47,625

			400,387

Technology 0.1%
		Sungard Data Systems, Inc., Gtd. Notes
B3	125	9.125%, 08/15/13	127,656
Caa1	125	10.25%, 08/15/15	126,719

			254,375

Technology - Hardware 0.1%
B3	63	Avago Technologies Financial, Sr. Notes, 144A 10.125%, 12/01/13	66,150
Ba2	75	Flextronics International Ltd., Sr. Sub. Notes (Singapore) 6.25%, 11/15/14	71,625
B3	40	Nortel Networks Corp., Gtd. Notes (Canada) 4.25%, 09/01/08	37,500
Ba2	100	Xerox Corp., Sr. Notes 7.625%, 06/15/13	101,000

			276,275

Technology - Software/Services 0.1%
B3	250	UGS Corp., Gtd. Notes 10.00%, 06/01/12	269,062

Telecommunications 0.3%
A2	86	AT&T Corp., Sr. Notes 7.30%, 11/15/11	92,042
B3	50	Cincinnati Bell, Inc., Sr. Sub. Notes 8.375%, 01/15/14	49,000
Ba3	125	Citizens Communications Co., Notes 9.25%, 05/15/11	135,625
Ba3	85	Sr. Notes 6.25%, 01/15/13	80,962

See Notes to Financial Statements.

52	Visit our website at www.strategicpartners.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B2		$55	Eircom Funding, Gtd. Notes (Ireland) 8.25%, 08/15/13	$59,400
Baa3		500	Embarq Corp., Notes 7.995%, 06/01/36	512,902
B2		63	Intelsat Bermuda Ltd., Gtd. Notes, 144A 9.25%, 06/15/16	64,418
B2	EUR	125	Nordic Telephone Co. Holdings, Sr. Notes, 144A (Denmark) 8.25%, 05/01/16	166,262
B3		125	Qwest Capital Funding, Inc., Gtd. Notes 7.00%, 08/03/09	124,062
Ba3		125	Qwest Corp., Sr. Notes 7.875%, 09/01/11	129,375
Ba3		63	Windstream Corp., Sr. Notes, 144A 8.625%, 08/01/16	65,520

				1,479,568

Telecommunications - Cellular 0.2%
			Alamosa Delaware, Inc., Gtd. Notes
Caa1		50	11.00%, 07/31/10	54,625
			Sr. Notes
Caa1		125	8.50%, 01/31/12	132,500
B1		125	American Tower Corp., Sr. Notes 7.50%, 05/01/12	127,500
B3		125	Centennial Communications Corp., Sr. Notes 8.125%, 02/01/14	121,563
Caa2		125	Dobson Communications Corp., Sr. Notes 8.875%, 10/01/13	123,750
B2		150	Intelsat Subsidiary Holding Co., Ltd., Sr. Notes (Bermuda) 8.25%, 01/15/13	146,625
			Rogers Wireless, Inc., Sec’d. Notes
Ba2		25	7.50%, 03/15/15	25,625
Ba2		65	9.625%, 05/01/11	71,825
			Sr. Sub. Notes
B2		25	8.00%, 12/15/12	25,750

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	53

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B2	$125	Wind Acquisition Finance SA, Gtd. Notes, 144A (Luxembourg) 10.75%, 12/01/15	$134,687

			964,450

Telecommunications - Satellites
B2	125	Panamsat Corp., Gtd. Notes 9.00%, 08/15/14	127,031

Textiles & Apparel
B3	75	Propex Fabrics, Inc., Gtd. Notes 10.00%, 12/01/12	66,750
B1	125	Quicksilver, Inc., Gtd. Notes 6.875%, 04/15/15	115,625

			182,375

Transportation
		Stena AB, Sr. Notes (Sweden)
Ba3	75	7.50%, 11/01/13	72,563

Utilities - Distribution 0.1%
B1	50	Inergy LP Inergy Finance Corp., Sr. Notes 6.875%, 12/15/14	47,125
B1	125	Suburban Propane Partners LP, Sr. Notes 6.875%, 12/15/13	118,438
B3	55	Transmontaigne, Inc., Sr. Sub. Notes 9.125%, 06/01/10	58,575

			224,138

Utilities - Electric 0.4%
B1	175	AES Corp., Sr. Notes 9.375%, 09/15/10	186,594
Ba1	157	AES Eastern Energy LP, Pass Thru Certificates, Class A-1 9.00%, 01/02/17	171,011
Ba3	30	Allegheny Energy Supply Co. LLC, Sr. Unsec`d. Notes, 144A 8.25%, 04/15/12(c)	31,950

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

B-(b)	$125	Calpine Corp., Sec’d. Notes, 144A 8.75%, 07/15/13(c)(d)	$120,625
B1	60	CMS Energy Corp., Sr. Notes 8.50%, 04/15/11	63,150
B2	63	Dynegy Holdings, Inc., Sr. Unsec`d. Notes, 144A 8.375%, 05/01/16	61,897
B1	130	Edison Mission Energy, Sr. Notes 7.73%, 06/15/09	131,950
Ba2	46	Homer City Funding LLC, Gtd. Notes 8.137%, 10/01/19	48,990
B1	30	Midwest Generation LLC, Pass Thru Certificates, Series A 8.30%, 07/02/09	30,125
B1	13	Series B 8.56%, 01/02/16	13,164
Ba3	125	Sec’d. Notes 8.75%, 05/01/34	132,969
B2	125	Mirant North America LLC, Sr. Notes, 144A 7.375%, 12/31/13	120,156
B2	30	Mission Energy Holding Co., Sec’d. Notes 13.50%, 07/15/08	33,525
Ba1	80	Nevada Power Co., General Refinance Mortgage Bonds 6.50%, 04/15/12	80,530
B1	125	NRG Energy, Inc., Gtd. Notes 7.375%, 02/01/16	122,187
B3	115	Orion Power Holdings, Inc., Sr. Notes 12.00%, 05/01/10	131,387
B2	65	Reliant Energy, Inc., Sec’d. Notes 9.50%, 07/15/13	66,625
B1	60	Sierra Pacific Resources, Sr. Notes 8.625%, 03/15/14	63,538

			1,610,373

Utility - Pipelines 0.3%
B2	125	El Paso Corp., Notes 7.875%, 06/15/12	127,812

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	55

Portfolio of Investments

as of July 31, 2006 Cont’d

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

			Sr. Notes
B2		$125	7.80%, 08/01/31	$123,750
Ba2		125	El Paso Natural Gas Co., Bonds 8.375%, 06/15/32	135,427
Ba2		75	Pacific Energy Partners LP, Sr. Notes 7.125%, 06/15/14	75,750
Ba2		50	Southern Natural Gas Co., Notes 8.875%, 03/15/10	52,838
			Tennessee Gas Pipeline Co., Debs.
Ba2		155	7.00%, 03/15/27-10/15/28	152,672
Ba2		155	7.625%, 04/01/37	154,884
			Williams Cos., Inc., Notes
Ba2		175	7.125%, 09/01/11	176,312
			Sr. Notes
Ba2		125	7.625%, 07/15/19	126,250
			Sr. Unsec`d. Notes
Ba2		45	8.125%, 03/15/12	47,138

				1,172,833

			Total corporate bonds (cost $26,684,830)	26,787,076

FOREIGN GOVERNMENT BONDS 0.3%
			Federal Republic of Brazil
Ba3		60	8.25%, 01/20/34	66,660
Ba3		50	8.875%, 10/14/19 - 04/15/24	58,050
Ba3		70	10.00%, 08/07/11	81,025
Ba3		350	11.00%, 01/11/12	423,500
			Republic of Italy
Aa2	JPY	54,000	3.80%, 03/27/08	494,014
			Republic of Panama
Ba1		120	9.625%, 02/08/11	135,000
Baa2		150	Russian Government International Bond 5.00%, 03/31/30	163,245

			Total foreign government bonds (cost $1,338,136)	1,421,494

MUNICIPAL BONDS 0.4%
Aa1		500	Arizona Agricultural Improvement & Power District, Salt River Project 4.75%, 01/01/32	502,730

See Notes to Financial Statements.

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Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Aaa	$200	Georgia State Road & Tollway Authority Revenue Bonds 5.00%, 03/01/21	$208,894
Baa3	250	Golden State Tobacco Securitization Corp., Series 2003, Class A-1 6.25%, 06/01/33	273,167
Aaa	200	South Carolina State Highway, Series B 5.00%, 04/01/17	209,936
		Tobacco Settlement Financing Corp., New Jersey
Baa3	300	6.00%, 06/01/37	316,701
Baa3	250	6.375%, 06/01/32	272,385

		Total municipal bonds (cost $1,617,971)	1,783,813

U.S. GOVERNMENT AGENCY OBLIGATIONS 11.4%
		Federal Home Loan Mortgage Corp.
	531	4.41%, 09/01/35(a)	520,891
	533	6.00%, 08/01/06 - 09/01/22	536,859
		Federal National Mortgage Assoc.
	9,128	4.00%, 05/01/19 - 01/01/20	8,521,196
	587	4.50%, 09/01/35	539,683
	1,000	4.50%, TBA	918,750
	355	4.609%, 12/01/34(a)	347,726
	109	4.919%, 05/01/36(a)	108,862
	117	5.00%, 02/01/19	113,883
	6,000	5.00%, TBA	5,677,500
	35,300	5.50%, 07/01/14 - 04/01/36	34,324,302
	162	5.694%, 09/01/34(a)	161,732
	54	6.00%, 03/01/17	54,165
		Government National Mortgage Assoc.
	61	4.50%, 08/15/33	56,733
	10	4.75%, 09/20/22(a)	10,202
	37	5.125%, 10/20/27 - 11/20/29	37,018
	187	5.50%, 01/15/32	183,529
	12	8.50%, 05/20/30 - 04/20/31	13,214

		Total U.S. Government Agency Obligations (cost $53,530,507)	52,126,245

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	57

Portfolio of Investments

as of July 31, 2006 Cont’d

Principal Amount (000)#	Description	Value (Note 1)

U.S. TREASURY OBLIGATIONS 2.7%
	United States Inflation Index Bonds
$100	2.00%, 01/15/26	$95,304
900	2.375%, 04/15/11	917,767
4,300	3.375%, 01/15/07	5,502,996
	United States Treasury Bonds
800	3.125%, 01/31/07	792,125
1,000	6.125%, 08/15/29	1,129,922
100	6.625%, 02/15/27	118,258
400	6.75%, 08/15/26	477,969
	United States Treasury Notes
700	4.50%, 11/15/15	675,172
1,200	4.75%, 03/31/11	1,191,656
750	6.50%, 11/15/26	873,984
	United States Treasury Strip, PO
1,250	7.25%, 02/15/22	558,710

	Total U.S. Treasury Obligations (cost $12,343,903)	12,333,863

Units
WARRANTS*
150,000	GenTek Escrow Bond, expiring 11/10/33 (cost $0)	—

Shares
REGISTERED INVESTMENT COMPANY 0.1%

Capital Markets
17,918	Korea Fund, Inc. (The) (cost $487,851)	641,106

	Total Long-Term Investments (cost $375,364,060)	406,115,319

SHORT-TERM INVESTMENTS 14.0%

U.S. TREASURY OBLIGATIONS 0.1%
	U.S. Treasury Bills(e)
20	4.72%, 09/14/06	19,884
380	4.805%, 09/14/06	377,786

	Total U.S. Treasury Obligations (cost $397,653)	397,670

See Notes to Financial Statements.

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Principal Amount (000)#		Description	Value (Note 1)

	COMMERCIAL PAPER 0.4%
		General Electric Capital Corp.
	$600	5.35%, 10/26/06	$591,975
		HBOs Treasury Services
	700	5.37%, 10/26/06	690,289
		Time Warner, Inc., 144A
	500	5.24%, 09/18/06	496,287

		Total commercial paper (cost $1,779,858)	1,778,551

	FOREIGN TREASURY OBLIGATION 6.1%
		Bundesobligation., German Bonds
EUR	50	4.50%, 08/18/06	63,906
		Canada Treasury Bill
CAD	2,200	5.18%, 09/20/06	2,182,620
		Dutch Treasury Certificate
EUR	3,490	2.96%, 10/31/06	4,425,449
		France Treasury Bill
EUR	1,910	2.72%, 09/28/06	2,428,831
EUR	5,870	2.854%, 10/12/06	7,456,124
EUR	100	2.86%, 08/03/06	127,721
EUR	2,560	2.89%, 10/19/06	3,249,314
EUR	2,800	2.978%, 12/07/06	3,538,628
EUR	1,000	3.01%, 11/02/06	1,267,913
		German Treasury Bill
EUR	540	2.778%, 10/18/06	685,485
EUR	1,130	2.84%, 09/13/06	1,438,641
EUR	400	3.01%, 12/13/06	505,252
		United Kingdom Gilt
GBP	200	5.75%, 12/07/09	385,258

		Total foreign treasury obligations (cost $27,454,776)	27,755,142

Shares

	AFFILIATED MONEY MARKET MUTUAL FUND 7.4%
	34,022,654	Dryden Core Investment Fund - Taxable Money Market Series (cost $34,022,654)(g)	34,022,654

		Total Short-Term Investments (cost $63,654,941)	63,954,017

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	59

Portfolio of Investments

as of July 31, 2006 Cont’d

Contracts/ Notional Amount	Description	Value (Note 1)

OUTSTANDING OPTIONS PURCHASED*

Call Options
9,500,000	Swap Option 3 Month LIBOR, expiring 07/02/2007 @ 5.37%	$60,002
600,000	Swap Option 3 Month LIBOR, expiring 04/27/2009 @ 5.75%	39,209
6,900,000	Swap Option 3 Month LIBOR, expiring 10/18/2006 @ 4.50%	35
1,400,000	Swap Option 3 Month LIBOR, expiring 08/08/2006 @ 4.75%	—

		99,246

Put Options
135,000,000	Eurodollar Futures expiring 06/18/2007 @ $91.25	844
154,000,000	Eurodollar Futures expiring 12/18/2006 @ $91.75	963
20,000,000	Eurodollar Futures expiring 12/18/2006 @ $93.00	125
1,000,000	Eurodollar Futures expiring 03/19/2007 @ $92.00	6
600,000	Swap Option 3 Month LIBOR, expiring 04/27/2009 @ 6.25%	22,411

		24,349

	Total outstanding options purchased (cost $149,215)	123,595

	Total Investments, Before Outstanding Options Written and Security Sold Short 102.6% (cost $439,168,216; Note 5)	470,192,931

OUTSTANDING OPTIONS WRITTEN*

Call Options
3,100,000	Swap Option 3 Month LIBOR, expiring 07/02/2007 @ 5.50%	(52,601)
3,000,000	Swap Option 3 Month LIBOR, expiring 10/18/2006 @ 4.56%	(30)
600,000	Swap Option 3 Month LIBOR, expiring 08/08/2006 @ 4.78%	—

	Total outstanding options written (premium received $71,301)	(52,631)

See Notes to Financial Statements.

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Principal Amount (000)#	Description	Value (Note 1)

SECURITY SOLD SHORT (0.6)%
	Federal National Mortgage Assoc.
$3,000	5.50%, 08/14/36 (proceeds $2,874,141)	$(2,912,814)

	Total Investments, Net of Outstanding Options Written and Security Sold Short 102.0% (cost $436,222,774; Note 5)	467,227,486
	Liabilities in excess of other assets(h) (2.0)%	(9,308,110)

	Net Assets 100%	$457,919,376

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro Dollar

GBP—British Pound

JPY—Japanese Yen

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

PO—Principal Only Securities

PIK—Payment-in-kind

TBA—To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Indicates a variable rate security.
(b)	Standard & Poor’s rating.
(c)	Indicates a security that has been deemed illiquid.
(d)	Represents issuer in default on interest payments. Non-income producing security.
(e)	Securities segregated as collateral for futures contracts.
(f)	The rate shown reflects the coupon rate after the step date.
(g)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(h)	Liabilities in excess of other assets includes net unrealized appreciation on futures, foreign currency exchange contracts and swap agreements as follows:

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	61

Portfolio of Investments

as of July 31, 2006 Cont’d

Open future contracts outstanding at July 31, 2006:

Number of Contracts	Type	Expiration Date	Value at July 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
113	5 Yr. U.S. Treasury Notes	Sept. 2006	$11,776,719	$11,762,281	$14,438
6	30 Yr. U.S. Treasury Bonds	Sept. 2006	649,687	639,281	10,406
245	90 Day Euro	Dec. 2006	57,911,875	58,006,263	(94,388)
142	90 Day Euro	Mar. 2007	33,597,200	33,591,500	5,700
11	90 Day Euro	Jun. 2007	2,605,625	2,604,525	1,100
3	90 Day Euro	Dec. 2007	711,300	711,825	(525)
44	90 Day Euro	Mar. 2008	10,432,400	10,415,762	16,638

			$117,684,806	$117,731,437	$(46,631)

Short Position:
38	10 Yr. U.S. Treasury Notes	Sept. 2006	$4,029,188	$4,022,875	$(6,313)

Foreign currency exchange contracts outstanding at July 31, 2006:

Purchase Contracts	Notional Amount	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan, Expiring 03/16/07	$2,316,000	$300,000	$297,127	$(2,873)
Expiring 05/09/07	7,292,000	949,974	940,110	(9,864)
Euros, Expiring 08/31/06	6,302,000	7,927,875	8,068,466	140,591
Expiring 09/07/06	100,000	128,049	128,081	32
Japanese Yen,
Expiring 08/15/06	312,982,000	2,833,770	2,736,492	(97,278)

		$12,139,668	$12,170,276	$30,608

See Notes to Financial Statements.

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Sale Contracts	Notional Amount	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euros, Expiring 08/31/06	2,771,000	$3,546,656	$3,539,676	$6,980
Expiring 09/29/06	20,974,000	26,819,360	26,808,054	11,306
Expiring 10/04/06	2,680,000	3,280,910	3,437,965	(157,055)
Mexican Peso, Expiring 12/06/06	21,170,000	1,867,502	1,917,803	(50,301)
Pound Stering, Expiring 12/05/06	800,000	1,493,600	1,498,282	(4,682)
Expiring 09/07/06	221,000	410,780	413,187	(2,407)

		$37,418,808	$37,614,967	$(196,159)

The Fund entered into interest rate swap agreements during the year ended July 31, 2006. Details of the interest rate swap agreements outstanding as of July 31, 2006 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Bank of America, N.A.(2)	6/15/2035	USD	700	6.00%	3 Month LIBOR	$35,129
UBS AG(2)	10/15/2010	EUR	100	2.15%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index	101
Merrill Lynch & Co.(1)	12/15/2015	JPY	60,000	2.00%	6 Month LIBOR	3,491
Barclays Capital(1)	12/15/2015	JPY	30,000	2.00%	6 Month LIBOR	1,900
Lehman Brothers(2)	12/20/2011	USD	100	5.00%	3 Month LIBOR	(405)
Barclays Capital(2)	9/15/2010	GBP	400	5.00%	6 Month LIBOR	(3,575)
Goldman Sachs(1)	12/20/2016	USD	4,300	5.00%	3 Month LIBOR	46,786
JPMorgan Chase Bank(2)	12/20/2011	USD	1,200	5.00%	3 Month LIBOR	(4,859)
Morgan Stanley & Co.(2)	12/20/2011	USD	2,000	5.00%	3 Month LIBOR	(8,098)
UBS AG(2)	12/20/2011	USD	600	5.00%	3 Month LIBOR	(2,314)
Goldman Sachs(2)	12/20/2036	USD	800	5.00%	3 Month LIBOR	(10,742)
Morgan Stanley & Co.(2)	12/20/2036	USD	1,300	5.00%	3 Month LIBOR	(17,451)
Goldman Sachs(2)	12/20/2008	USD	2,000	5.00%	3 Month LIBOR	2,387

						$42,350

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	63

Portfolio of Investments

as of July 31, 2006 Cont’d

The Fund entered into credit default swap agreements during the year ended July 31, 2006. Details of the credit default swap agreements outstanding as of July 31, 2006 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/2008	$200	0.26%	Allstate Corp., 6.125%, due 02/15/12	$(559)
UBS AG(1)	12/20/2008	200	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(555)
Bank of America(1)	7/25/2045	2,200	0.54%	Dow Jones CDX IG4 Index	(6,752)
Goldman Sachs(1)	7/25/2045	600	0.54%	Dow Jones CDX IG4 Index	(1,841)
Bank of America Securities LLC(1)	12/20/2008	100	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(152)
Citigroup(1)	12/20/2008	100	0.28%	Eaton Corp., 5.75%, due 7/15/12	(445)
Barclays Bank PLC(1)	12/20/2008	200	0.16%	Eli Lilly & Co., 6.00%, due 3/15/12	(658)
Morgan Stanley & Co.(1)	12/20/2008	100	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(304)
Citigroup(1)	12/20/2008	100	0.29%	FedEx Corp., 7.25%, due 2/15/11	(555)
Lehman Brothers(1)	12/20/2008	100	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,881)
Bear Stearns International Ltd.(1)	12/20/2008	100	0.32%	Hewlett Packard Co., 6.50% due 7/1/12	(544)
Lehman Brothers(1)	12/20/2008	100	0.12%	Home Depot, Inc., 5.375%, due 4/1/06	(158)
Merrill Lynch & Co.(1)	12/20/2008	100	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	(621)
Lehman Brothers(1)	12/20/2008	100	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(244)
Lehman Brothers(1)	12/20/2008	100	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(1,047)
Lehman Brothers(1)	12/20/2008	100	0.30%	Masco Corp., 5.875%, due 7/15/12	(233)
Lehman Brothers(1)	12/20/2008	100	0.48%	Northrop & Grumman Corp., 7.125%, due 2/15/11	(963)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers(1)	6/20/2009	500	0.40%	People’s Republic of China, 6.80%, due 5/23/11	$(3,749)
Lehman Brothers(1)	12/20/2008	100	0.35%	RadioShack Corp., 7.375%, due 5/15/11	525
Morgan Stanley & Co.(1)	5/20/2016	1,200	0.54%	Republic of Hungary, 4.75%, due 02/03/15	5,957
JPMorgan Chase Bank(1)	5/20/2016	300	0.54%	Republic of Hungary, 4.75%, due 02/03/15	1,376
Morgan Stanley & Co.(1)	9/20/2010	300	2.70%	Republic of Turkey, 11.875%, due 01/15/30	(11,360)
Merrill Lynch & Co.(2)	3/20/2007	400	0.61%	Russian Federation, 5.00%, due 03/31/30	1,630
Citigroup(1)	12/20/2008	300	0.14%	Walmart Stores, Inc., 6.875%, due 8/10/09	(592)
Barclays Bank PLC(1)	12/20/2008	100	0.67%	Walt Disney Co. (The), 6.375%, due 3/12/12	(1,414)
Lehman Brothers(1)	12/20/2008	100	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	(232)

					$(25,371)

(1)	Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(2)	Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2006 was as follows:

Industry
U.S. Government Agency Obligations	11.4%
Affiliated Money Market Mutual Fund	7.4
Oil, Gas & Consumable Fuels	6.2
Foreign Treasury Obligation	6.1
Financial - Bank & Trust	4.9
Insurance	4.1
Pharmaceuticals	3.5
Telecommunications	3.1
Financial Services	3.0
U.S. Treasury Obligations	2.8
Retail & Merchandising	2.3
Chemicals	2.0
Aerospace	1.7
Healthcare Services	1.7

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	65

Portfolio of Investments

as of July 31, 2006 Cont’d

Industry
Media	1.7%
Consumer Products & Services	1.6
Metals & Mining	1.6
Machinery	1.5
Transportation	1.5
Commercial Banks	1.4
Electronic Components	1.3
Automobiles	1.2
Biotechnology	1.2
Collateralized Mortgage Obligations	1.0
Computer Hardware	1.0
Internet Services	1.0
Medical Supplies & Equipment	1.0
Computer Services & Software	0.9
Gaming	0.9
Thrifts & Mortgage Finance	0.9
Utilities	0.9
Commercial Services	0.8
Real Estate Investment Trusts	0.8
Semiconductors	0.7
Automotive Parts	0.6
Food Products	0.6
Hotels & Motels	0.6
Miscellaneous Manufacturers	0.6
Retail	0.6
Software	0.6
Beverages	0.5
Diversified Operations	0.5
Entertainment & Leisure	0.5
Household Durables	0.5
Paper & Forest Products	0.5
Commercial Paper	0.4
Construction	0.4
Diversified Financial Services	0.4
Electric Utilities	0.4
Financial - Brokerage	0.4
Food & Staples Retailing	0.4
Healthcare Providers & Services	0.4
Independent Power Producers & Energy Traders	0.4
Municipal Bonds	0.4
Utilities - Electric	0.4
Broadcasting	0.3
Energy Equipment & Services	0.3
Foreign Government Bonds	0.3
Hotels, Restaurants & Leisure	0.3
IT Services	0.3
Manufacturing	0.3

See Notes to Financial Statements.

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Industry
Real Estate Investment Trust - Other Reit	0.3%
Specialty Retail	0.3
Utility - Pipelines	0.3
Aerospace & Defense	0.2
Building & Building Products	0.2
Business Services	0.2
Conglomerates	0.2
Cosmetics & Toiletries	0.2
Foods	0.2
Industrial Conglomerates	0.2
Lodging	0.2
Paper	0.2
Publishing	0.2
Railroads	0.2
Real Estate	0.2
Telecommunications - Cellular	0.2
Textiles, Apparel & Luxury Goods	0.2
Advertising	0.1
Airlines	0.1
Apparel	0.1
Asset-Backed Securities	0.1
Auto Parts & Related	0.1
Automotive - OEM	0.1
Building Materials	0.1
Building Materials - Fixtures & Fittings	0.1
Clothing & Apparel	0.1
Commercial Services & Supplies	0.1
Consumer Products	0.1
Consumer Products - Non Durable	0.1
Defense	0.1
Distribution/Wholesale	0.1
Diversified Telecommunication Services	0.1
Electronic Components & Equipment	0.1
Electronics	0.1
Energy - Exploration & Production	0.1
Entertainment	0.1
Environmental	0.1
Farming & Agriculture	0.1
Food	0.1
Food & Beverage	0.1
Healthcare - Pharma	0.1
Home Construction	0.1
Household Products	0.1
Industrial Products	0.1
Media - Cable	0.1
Metals	0.1
Multi-Line Retail	0.1

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	67

Portfolio of Investments

as of July 31, 2006 Cont’d

Industry
Multi-Utilities	0.1%
Packaging	0.1
Registered Investment Companies	0.1
Services Cyclical - Rental Equipment	0.1
Technology	0.1
Technology - Hardware	0.1
Technology - Software/Services	0.1
Tobacco	0.1
Utilities - Distribution	0.1

102.6
Security Sold Short	(0.6)
Liabilities in excess of other assets	(2.0)

100.0%

*	Percentage is less than .05%.

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2006	ANNUAL REPORT

Target Asset Allocation Funds/ Target Moderate Allocation Fund

Statement of Assets and Liabilities

as of July 31, 2006

Assets
Investments, at value:
Unaffiliated investments (cost $405,145,562)	$436,170,277
Affiliated investments (cost $34,022,654)	34,022,654
Cash	647,614
Foreign currency, at value (cost $397,753)	453,769
Receivable for investments sold	4,831,339
Dividends and interest receivable	1,423,298
Receivable for Fund shares sold	329,156
Unrealized appreciation on forward foreign currency contracts	158,909
Unrealized appreciation on swap agreements	99,282
Tax reclaim receivable	96,324
Premium paid for interest rate swaps	76,383
Receivable from broker—variation margin	12,152
Prepaid expenses	10,975

Total assets	478,332,132

Liabilities
Payable for investments purchased	14,956,898
Securities sold short, at value (proceeds $2,874,141)	2,912,814
Payable for Fund shares reacquired	667,268
Accrued expenses and other liabilities	523,561
Unrealized depreciation on forward foreign currency contracts	324,460
Management fee payable	289,518
Distribution fee payable	287,520
Premium received for interest rate swaps	176,751
Transfer agent fee payable	129,173
Unrealized depreciation on swap agreements	82,303
Outstanding options written (premiums received $71,301)	52,631
Deferred trustees’ fees	9,859

Total liabilities	20,412,756

Net Assets	$457,919,376

Net assets were comprised of:
Shares of beneficial interest, at par	$38,519
Paid-in capital, in excess of par	414,243,335

414,281,854
Undistributed net investment income	469,321
Accumulated net realized gain on investments and foreign currency transactions	12,306,868
Net unrealized appreciation on investments and foreign currencies	30,861,333

Net assets, July 31, 2006	$457,919,376

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share
($135,383,858 / 11,358,701 shares of beneficial interest issued and outstanding)	$11.92
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price to public	$12.61

Class B:
Net asset value, offering price and redemption price per share
($171,286,467 / 14,427,619 shares of beneficial interest issued and outstanding)	$11.87

Class C:
Net asset value, offering price and redemption price per share
($123,378,224 / 10,391,728 shares of beneficial interest issued and outstanding)	$11.87

Class M:
Net asset value, offering price and redemption price per share
($6,272,297 / 529,470 shares of beneficial interest issued and outstanding)	$11.85

Class R:
Net asset value, offering price and redemption price per share
($3,437,823 / 288,206 shares of beneficial interest issued and outstanding)	$11.93

Class X:
Net asset value, offering price and redemption price per share
($4,772,739 / 402,123 shares of beneficial interest issued and outstanding)	$11.87

Class Z:
Net asset value, offering price and redemption price per share
($13,387,968 / 1,121,530 shares of beneficial interest issued and outstanding)	$11.94

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	71

Statement of Operations

Year Ended July 31, 2006

Net Investment Income
Income
Unaffiliated interest	$7,188,572
Unaffiliated dividends (net of foreign withholding taxes of $206,857)	5,465,303
Affiliated dividends	913,149

Total income	13,567,024

Expenses
Management fee	3,383,694
Distribution fee—Class A	296,627
Distribution fee—Class B	1,873,213
Distribution fee—Class C	1,210,997
Distribution fee—Class M	56,224
Distribution fee—Class R	14,360
Distribution fee—Class X	35,714
Transfer agent’s fees and expenses (including affiliated expenses of $478,100)	715,000
Custodian’s fees and expenses	449,000
Reports to shareholders	135,000
Registration fees	88,000
Legal fee	27,000
Audit fee	17,000
Insurance expense	17,000
Trustees’ fees and expenses	15,000
Loan interest expense (Note 7)	3,915
Miscellaneous	39,052

Total expenses	8,376,796

Net investment income	$5,190,228

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	$19,010,319
Options written	228,029
Foreign currency transactions	(608,604)
Futures	(1,055,002)
Swaps	605,607
Short sale transactions	456,863

18,637,212

Net change in unrealized appreciation (depreciation) on investments:
Investments	(984,278)
Short sales	(200,741)
Foreign currencies	(460,059)
Futures	(256,342)
Swaps	(210,716)
Options	(199,791)

(2,311,927)

Net gain on investments	16,325,285

Net Increase In Net Assets Resulting From Operations	$21,515,513

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,190,228	$2,392,497
Net realized gain on investments and foreign currency transactions	18,637,212	49,084,682
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,311,927)	4,782,712

Net increase in net assets resulting from operations	21,515,513	56,259,891

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(2,184,651)	(1,168,585)
Class B	(1,947,227)	(967,627)
Class C	(1,277,715)	(570,205)
Class M	(61,946)	(10,176)
Class R	(54,957)	(29)
Class X	(36,201)	(4,257)
Class Z	(238,650)	(131,251)

	(5,801,347)	(2,852,130)

Distributions from net realized gains:
Class A	(9,105,123)	—
Class B	(16,246,739)	—
Class C	(10,051,762)	—
Class M	(469,527)	—
Class R	(297,054)	—
Class X	(210,312)	—
Class Z	(848,894)	—

	(37,229,411)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	101,637,931	92,347,106
Net asset value of shares issued in reinvestment of distributions	39,774,585	2,630,803
Cost of shares reacquired	(92,503,504)	(76,285,181)

Net increase in net assets resulting from fund share transactions	48,909,012	18,692,728

Total increase	27,393,767	72,100,489

Net Assets
Beginning of year	430,525,609	358,425,120

End of year(a)	$457,919,376	$430,525,609

(a) Includes undistributed net income of:	$469,321	$279,596

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	73

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust) (formerly known as Strategic Partners Asset Allocation Funds) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund (the “Fund”) (formerly known as Strategic Partners Moderate Allocation Fund), Target Conservative Allocation Fund (formerly known as Strategic Partners Conservative Allocation Fund) and Target Growth Allocation Fund (formerly known as Strategic Partners Growth Allocation Fund). These financial statements relate only to Target Moderate Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2006.

Fund Segment
Hotchkis & Wiley Capital Management LLC JP Morgan Investment Management, Inc. NFJ Investment Group L.P. (effective 12/19/05)	Large-cap value stocks

LSV Asset Management Thornburg Investment Management, Inc.	International stocks

Goldman Sachs Asset Management LP	High yield bonds

Marsico Capital Management, LLC Goldman Sachs Asset Management LP	Large-cap growth stocks

EARNEST Partners, LLC Vaughan Nelson Investment Management, LP	Small-cap value stocks

Pacific Investment Management Company LLC	Core fixed income bonds

RS Investment Management, L.P.	Small-cap growth stocks

The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

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Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Target Asset Allocation Funds/Target Moderate Allocation Fund	75

Notes to Financial Statements

Cont’d

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

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Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that

Target Asset Allocation Funds/Target Moderate Allocation Fund	77

Notes to Financial Statements

Cont’d

premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its

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obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Target Asset Allocation Funds/Target Moderate Allocation Fund	79

Notes to Financial Statements

Cont’d

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount, on debt securities as required, is recorded on the accrual basis. Expenses are recorded on accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and

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supervises the Subadvisors’ performance of all investment advisory services. Pursuant to the advisory agreements, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were .25 of 1%, 1%, 1%, 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2006.

PIMS has advised the Fund that it has received approximately $786,900 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2006. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for year ended July 31, 2006, it has received approximately $274,900, $12,000, $38,200 and $3,100 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Target Asset Allocation Funds/Target Moderate Allocation Fund	81

Notes to Financial Statements

Cont’d

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. First Clearing Corporation, an affiliate of PI, served as a broker/dealer. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2006, the Fund incurred approximately $71,876 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2006, Wachovia Securities, an affiliate of PI, earned $29 and Prudential Equity Group, a wholly owned subsidiary of Prudential, earned $5,500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividends.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2006, aggregated $317,512,462 and $292,216,886, respectively.

Transactions in call options written during the year ended July 31, 2006 were as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2005	15,405	$239,985
Written options	9,606,600	61,508
Written swap options	70,100,000	45,178
Expired options	(22,000)	(155,793)
Expired swap options	(73,000,000)	(119,577)
Exercised options	(5)	—

Options outstanding at July 31, 2006	6,700,000	$71,301

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions. For the tax year ended July 31, 2006, the adjustments were to increase undistributed net investment income by $800,844 and decrease accumulated net realized gain on investments and foreign currency transactions by $800,844 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to the investments in Passive Foreign Investment Companies and in Real Estate Investment Trusts, reclass on swap income(loss), reclass on paydown gain(loss), and other differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended July 31, 2006 and July 31, 2005, the tax character of dividends paid as reflected in the Statement of Changes of $6,822,907 and $2,852,130 respectively, was ordinary income. In addition, for the year ended July 31, 2006 the tax character of dividends paid as reflected in the Statement of Changes of $36,207,851 was long-term capital gain. As of July 31, 2006, the accumulated undistributed earnings on a tax basis were $3,777,244 of ordinary income and $10,774,370 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of July 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$441,153,285	$41,705,399	$(12,665,753)	$29,039,646	$209,644	$29,249,290

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales, passive foreign investment companies, and real estate investment trusts and other differences between financial reporting and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

Target Asset Allocation Funds/Target Moderate Allocation Fund	83

Notes to Financial Statements

Cont’d

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of July 31, 2006, Prudential owns 220 shares, 219 shares and 220 shares of Class M, Class R and Class X shares, respectively.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2006:
Shares sold	2,916,385	$35,398,309
Shares issued in reinvestment of dividends and distributions	925,187	10,758,559
Shares reacquired	(2,561,939)	(30,994,641)

Net increase (decrease) in shares outstanding before conversion	1,279,633	15,162,227
Shares issued upon conversion from Class B and Class X	1,801,939	21,385,620

Net increase (decrease) in shares outstanding	3,081,572	$36,547,847

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Class A	Shares	Amount
Year ended July 31, 2005:
Shares sold	2,462,808	$29,221,647
Shares issued in reinvestment of dividends and distributions	91,755	1,114,375
Shares reacquired	(1,745,103)	(20,747,599)

Net increase (decrease) in shares outstanding before conversion	809,460	9,588,423
Shares issued upon conversion from Class B	244,093	2,928,682

Net increase (decrease) in shares outstanding	1,053,553	$12,517,105

Class B
Year ended July 31, 2006:
Shares sold	1,665,459	$20,206,680
Shares issued in reinvestment of dividends and distributions	1,493,916	17,318,764
Shares reacquired	(2,411,086)	(29,206,245)

Net increase (decrease) in shares outstanding before conversion	748,289	8,319,199
Shares reacquired upon conversion into Class A	(1,802,640)	(21,280,684)

Net increase (decrease) in shares outstanding	(1,054,351)	$(12,961,485)

Year ended July 31, 2005:
Shares sold	2,459,071	$28,903,094
Shares issued in reinvestment of dividends and distributions	75,673	913,194
Shares reacquired	(2,449,107)	(28,888,364)

Net increase (decrease) in shares outstanding before conversion	85,637	927,924
Shares issued upon conversion into Class A	(245,202)	(2,928,682)

Net increase (decrease) in shares outstanding	(159,565)	$(2,000,758)

Class C
Year ended July 31, 2006:
Shares sold	2,152,510	$26,046,772
Shares issued in reinvestment of dividends and distributions	837,168	9,705,532
Shares reacquired	(1,936,047)	(23,430,589)

Net increase (decrease) in shares outstanding	1,053,631	$12,321,715

Year ended July 31, 2005:
Shares sold	2,026,024	$23,859,307
Shares issued in reinvestment of dividends and distributions	40,288	485,492
Shares reacquired	(1,947,640)	(22,893,253)

Net increase (decrease) in shares outstanding	118,672	$1,451,546

Class M
Year ended July 31, 2006:
Shares sold	379,266	$4,617,335
Shares issued in reinvestment of dividends and distributions	43,758	506,434
Shares reacquired	(232,364)	(2,812,052)

Net increase (decrease) in shares outstanding	190,660	$2,311,717

October 4, 2004* to July 31, 2005:
Shares sold	411,399	$4,914,172
Shares issued in reinvestment of dividends and distributions	760	9,337
Shares reacquired	(73,349)	(869,969)

Net increase (decrease) in shares outstanding	338,810	$4,053,540

Target Asset Allocation Funds/Target Moderate Allocation Fund	85

Notes to Financial Statements

Cont’d

Class R	Shares	Amount
Year ended July 31, 2006:
Shares sold	323,254	$4,017,519
Shares issued in reinvestment of dividends and distributions	30,204	351,734
Shares reacquired	(65,471)	(795,171)

Net increase (decrease) in shares outstanding	287,987	$3,574,082

October 4, 2004* to July 31, 2005:
Shares sold	219	$2,500

Net increase in shares outstanding	219	$2,500

Class X
Year ended July 31, 2006:
Shares sold	297,112	$3,569,673
Shares issued in reinvestment of dividends and distributions	21,091	244,571
Shares reacquired	(89,921)	(1,086,961)

Net increase (decrease) in shares outstanding before conversion	228,282	2,727,283
Shares reacquired upon conversion into Class A	(8,616)	(104,936)

Net increase (decrease) in shares outstanding	219,666	$2,622,347

October 4, 2004* to July 31, 2005:
Shares sold	200,282	$2,402,910
Shares issued in reinvestment of dividends and distributions	340	4,197
Shares reacquired	(18,165)	(218,786)

Net increase (decrease) in shares outstanding	182,457	$2,188,321

Class Z
Year ended July 31, 2006:
Shares sold	644,127	$7,781,643
Shares issued in reinvestment of dividends and distributions	76,312	888,991
Shares reacquired	(340,340)	(4,177,845)

Net increase (decrease) in shares outstanding	380,099	$4,492,789

Year ended July 31, 2005:
Shares sold	256,363	$3,043,476
Shares issued in reinvestment of dividends and distributions	8,573	104,208
Shares reacquired	(223,190)	(2,667,210)

Net increase (decrease) in shares outstanding	41,746	$480,474

*	Commencement of offering of new share class.

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Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from August 1, 2005 through October 28, 2005, the Funds paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006.

The Fund utilized the line of credit during the year ended July 31, 2006. The average daily balance for the three days the Fund had an outstanding balance was approximately $10,900,000 at a weighted average interest rate of approximately 4.31%.

Target Asset Allocation Funds/Target Moderate Allocation Fund	87

Financial Highlights

Class A
Year Ended July 31, 2006(b)

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.56

Income (loss) from investment operations:
Net investment income	.20
Net realized and unrealized gains (loss) on investments transactions	.45

Total from investment operations	.65

Less Dividends and Distributions:
Dividends from net investment income	(.22)
Distributions from net realized gains	(1.07)

Total dividends and distributions	(1.29)

Net asset value, end of year	$11.92

Total Return(a)	5.53%
Ratios/Supplemental Data:
Net assets, end of year (000)	$135,384
Average net assets (000)	$118,651
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.33%
Expenses, excluding distribution and service (12b-1) fees	1.08%
Net investment income	1.67%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	324%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations based upon average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2005(b)	2004	2003(b)	2002(b)

$10.96	$9.89	$8.86	$10.70

.14	.12	.15	.19
1.61	1.09	1.02	(1.76)

1.75	1.21	1.17	(1.57)

(.15)	(.14)	(.14)	(.27)
—	—	—	—

(.15)	(.14)	(.14)	(.27)

$12.56	$10.96	$9.89	$8.86

16.01%	12.27%	13.29%	(14.92)%

$103,989	$79,172	$58,862	$50,559
$91,030	$72,043	$51,006	$57,234

1.32%	1.35%	1.49%	1.48%
1.07%	1.10%	1.24%	1.23%
1.17%	1.15%	1.66%	1.68%

285%	100%	158%	217%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	89

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.52

Income (loss) from investment operations:
Net investment income	.11
Net realized and unrealized gains (loss) on investments transactions	.44

Total from investment operations	.55

Less Dividends and Distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains	(1.07)

Total dividends and distributions	(1.20)

Net asset value, end of year	$11.87

Total Return(a)	4.65%
Ratios/Supplemental Data:
Net assets, end of year (000)	$171,286
Average net assets (000)	$187,321
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.08%
Net investment income	.92%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2005(b)	2004	2003(b)	2002(b)

$10.92	$9.86	$8.83	$10.63

.05	.04	.08	.11
1.61	1.08	1.03	(1.75)

1.66	1.12	1.11	(1.64)

(.06)	(.06)	(.08)	(.16)
—	—	—	—

(.06)	(.06)	(.08)	(.16)

$12.52	$10.92	$9.86	$8.83

15.24%	11.37%	12.58%	(15.56)%

$193,795	$170,863	$129,759	$107,775
$184,197	$157,550	$113,902	$116,960

2.07%	2.10%	2.24%	2.23%
1.07%	1.10%	1.24%	1.23%
.41%	.41%	.91%	.93%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	91

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.52

Income (loss) from investment operations:
Net investment income	.11
Net realized and unrealized gains (loss) on investments transactions	.44

Total from investment operations	.55

Less Dividends and Distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains	(1.07)

Total dividends and distributions	(1.20)

Net asset value, end of year	$11.87

Total Return(a)	4.65%
Ratios/Supplemental Data:
Net assets, end of year (000)	$123,378
Average net assets (000)	$121,100
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.08%
Expenses, excluding distribution and service (12b-1) fees	1.08%
Net investment income	.92%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2005(b)	2004	2003(b)	2002(b)

$10.92	$9.86	$8.83	$10.63

.05	.04	.08	.11
1.61	1.08	1.03	(1.75)

1.66	1.12	1.11	(1.64)

(.06)	(.06)	(.08)	(.16)
—	—	—	—

(.06)	(.06)	(.08)	(.16)

$12.52	$10.92	$9.86	$8.83

15.24%	11.37%	12.58%	(15.56)%

$116,893	$100,712	$77,008	$47,165
$108,434	$94,252	$59,626	$40,465

2.07%	2.10%	2.24%	2.23%
1.07%	1.10%	1.24%	1.23%
.41%	.41%	.89%	.95%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	93

Financial Highlights

Cont’d

	Class M
	Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.49	$11.34

Income from investment operations:
Net investment income	.11	.09
Net realized and unrealized gains on investments transactions	.45	1.15

Total from investment operations	.56	1.24

Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.09)
Distributions from net realized gains	(1.07)	—

Total dividends and distributions	(1.20)	(.09)

Net asset value, end of period	$11.85	$12.49

Total Return(b)	4.74%	10.96%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,272	$4,233
Average net assets (000)	$5,622	$2,203
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.08%	2.07	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.08%	1.07	%(c)
Net investment income	.93%	.54	%(c)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations based upon average shares outstanding during the period.

See Notes to Financial Statements.

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	Class R
	Year Ended July 31, 2006(e)	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.56	$11.40

Income from investment operations:
Net investment income	.18	.10
Net realized and unrealized gains on investments transactions	.46	1.19

Total from investment operations	.64	1.29

Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.13)
Distributions from net realized gains	(1.07)	—

Total dividends and distributions	(1.27)	(.13)

Net asset value, end of period	$11.93	$12.56

Total Return(b)	5.35%	11.39%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,438	$3
Average net assets (000)	$2,872	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.58%	1.57	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.08%	1.07	%(c)
Net investment income	1.42%	1.02	%(c)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Calculations based upon average shares outstanding during the period.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	95

Financial Highlights

Cont’d

	Class X
	Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.52	$11.34

Income from investment operations:
Net investment income	.12	.09
Net realized and unrealized gains on investments transactions	.43	1.18

Total from investment operations	.55	1.27

Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.09)
Distributions from net realized gains	(1.07)	—

Total dividends and distributions	(1.20)	(.09)

Net asset value, end of period	$11.87	$12.52

Total Return(b)	4.65%	11.23%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,773	$2,284
Average net assets (000)	$3,571	$1,105
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.08%	2.07	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.08%	1.07	%(c)
Net investment income	.96%	.59	%(c)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations based upon average shares outstanding during the period.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.58

Income (loss) from investment operations:
Net investment income	.24
Net realized and unrealized gains (loss) on investments transactions	.44

Total from investment operations	.68

Less Dividends and Distributions:
Dividends from net investment income	(.25)
Distributions from net realized gains	(1.07)

Total dividends and distributions	(1.32)

Net asset value, end of year	$11.94

Total Return(a)	5.78%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,388
Average net assets (000)	$12,022
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.08%
Expenses, excluding distribution and service (12b-1) fees	1.08%
Net investment income	1.93%

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2005(b)	2004	2003(b)	2002(b)

$10.97	$9.90	$8.87	$10.72

.17	.15	.16	.22
1.62	1.09	1.03	(1.77)

1.79	1.24	1.19	(1.55)

(.18)	(.17)	(.16)	(.30)
—	—	—	—

(.18)	(.17)	(.16)	(.30)

$12.58	$10.97	$9.90	$8.87

16.36%	12.53%	13.54%	(14.70)%

$9,329	$7,678	$8,679	$2,749
$8,425	$9,098	$4,090	$4,262

1.07%	1.10%	1.24%	1.23%
1.07%	1.10%	1.24%	1.23%
1.41%	1.41%	1.86%	1.93%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	99

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Target Asset Allocation Funds—Target Moderate Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Moderate Allocation Fund (formerly known as Strategic Partners Moderate Allocation Fund) (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds (formerly known as Strategic Partners Asset Allocation Funds), including the portfolio of investments, as of July 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets in the two-year period then ended and the financial highlights for each of the periods presented in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to the year ended July 31, 2004, were audited by another independent registered public accounting firm, whose report dated September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the three-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

September 22, 2006

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2006) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2006, the Fund paid distributions for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of $0.2235 per share, $0.1307 per share, $0.1307 per share, $0.1307 per share, $0.1952 per share, $0.1307 per share and $0.2547 per share, respectively, from net investment income and $0.0293 per share of short-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as ordinary income. Additionally, the Fund paid $1.0385 per share of long-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as such. Further, we wish to advise you that 38.50% of the ordinary income dividends paid in the fiscal period ended July 31, 2006 qualified for the corporate dividend received deduction available to corporate taxpayers.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2006 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 and 2) dividends received deduction (DRD) eligible for corporate shareholders 3) qualified interest income (QII) dividends under The American Jobs Creation Act of 2004 4) qualified short-term gain (QSTG) dividends under The American Jobs Creation Act of 2004:

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

	QDI	DRD	QII	QSTG
Moderate Allocation Fund	56.79%	38.51%	52.15%	62.72%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.54% of the dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Target Asset Allocation Funds/Target Moderate Allocation Fund	101

Management of the Funds

(Unaudited)

Information pertaining to the Trustees of the Target Asset Allocation Funds (the “Funds”) is set forth below. Trustees who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Funds are referred to as “Interested Trustees.” “Fund Complex”† consists of the Funds and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 1998(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (63), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1999(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Funds who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Target Asset Allocation Funds/Target Moderate Allocation Fund	103

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

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(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Target Asset Allocation Funds/Target Moderate Allocation Fund	105

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Target Asset Allocation Funds (formerly, Strategic Partners Asset Allocation Funds) oversees the management of the Target Moderate Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadvisor, each of which serves as subadvisor pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and each subadvisor. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisors, as well as the provision of fund recordkeeping, and compliance services to the Fund. With respect to PI’s oversight of the subadvisors, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisors when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisors. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadvisor, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisors, as well as PI’s recommendation, based on its review of the subadvisors, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the fund and each subadvisor, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisors’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadvisor’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadvisor. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadvisor.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadvisor, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadvisor under the management and subadvisory agreements.

Performance of Target Moderate Allocation Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance during the first quarter of 2006 that was in the first quartile, and performance that was in the first quartile over one-year, three-year and five-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. In addition, the Board noted that the Fund outperformed over the same time periods when compared against its benchmark index. The Board reviewed the separate performance records of the

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various “sleeves” of the Fund managed by each of the Fund’s subadvisors. The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisors to comparable mutual funds.

The Fund’s management fee of 0.750% ranked in the third quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

The Board further noted that during 2005 and continuing through 2006, several significant initiatives had been approved which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund. In particular, the Board observed that implementation of an electronic registration statement desktop publishing system to replace the use of financial printing firms was expected to be completed by the end of 2006 and was expected to significantly reduce the costs borne by Fund shareholders for the production and filing of Fund registration statements. The Board also observed that new custodian arrangements had been approved, which were also expected to result in reductions in custodian fees borne by Fund shareholders.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisors was affiliated with PI, and concluded that the level of profitability of a subadvisor not affiliated with PI may not be as significant as PI’s profitability, given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisors, as well as the fact that PI compensates the subadvisors out of its management fee.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisors

The Board considered potential ancillary benefits that might be received by PI, the subadvisors, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisors included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisors, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisors were consistent with the types of benefits generally derived by investment managers and subadvisors to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	–0.28%	4.59%	5.27%
Class B	–0.09	4.84	5.23
Class C	3.70	5.01	5.23
Class M	–0.95	N/A	6.01
Class R	5.35	N/A	9.17
Class X	–1.04	N/A	6.10
Class Z	5.78	6.05	6.31

Average Annual Total Returns (Without Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	5.53%	5.78%	6.05%
Class B	4.65	5.01	5.23
Class C	4.65	5.01	5.23
Class M	4.74	N/A	8.59
Class R	5.35	N/A	9.17
Class X	4.65	N/A	8.69
Class Z	5.78	6.05	6.31

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z 11/18/98; Class M, R, and X, 10/04/04.

The graph compares a $10,000 investment in the Target Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Moderate Allocation Fund (Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2006) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (52%), MSCI EAFE (13%), and the Lehman Brothers U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Moderate Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisors the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISORS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management LP	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	JP Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	NFJ Investment Group L.P.	2100 Ross Avenue Suite 1840 Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, LP	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Moderate Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	N/A	SPMRX	N/A	PDMZX
CUSIP	87612A807	87612A880	87612A872	87612A849	87612A864	87612A831	87612A856

MFSP504E3    IFS-A123907    Ed. 09/2006

ANNUAL REPORT

JULY 31, 2006

TARGET GROWTH ALLOCATION FUND

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

September 15, 2006

Dear Shareholder:

We hope that you find the annual report for the Target Growth Allocation Fund (formerly Strategic Partners Growth Allocation Fund) informative and useful.

Target Asset Allocation Funds will be managed exactly as they have been in the past, with institutional-quality asset managers selected, matched, and monitored by the same research team as before. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths. This approach has led to competitive long-term performance.

You also will retain exchange privileges with any fund in Prudential’s JennisonDryden mutual fund family.

We believe your Target Growth Allocation Fund will remain an excellent way for you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Growth Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 7/31/06
	One Year	Five Years	Since Inception[1]
Class A	8.00%	35.18%	66.73%
Class B	7.06	30.01	57.37
Class C	7.06	30.01	57.37
Class M	7.14	N/A	23.68
Class R	7.69	N/A	24.81
Class X	7.13	N/A	23.77
Class Z	8.25	36.83	70.22
S&P 500 Index[2]	5.38	14.93	**
Customized Blend[3]	8.74	28.99	***
Lipper Mixed-Asset Target Allocation Growth Funds Average[4]	4.27	18.89	****

Average Annual Total Returns[5] as of 6/30/06
	One Year	Five Years	Since Inception[1]
Class A	6.92%	4.61%	6.21%
Class B	7.22	4.83	6.21
Class C	11.22	4.99	6.21
Class M	6.30	N/A	10.72
Class R	12.92	N/A	13.94
Class X	6.29	N/A	10.77
Class Z	13.41	6.08	7.30
S&P 500 Index[2]	8.62	2.49	**
Customized Blend[3]	12.84	4.84	***
Lipper Mixed-Asset Target Allocation Growth Funds Average[4]	9.42	3.12	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Customized Benchmark for Target Growth Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (80%) and the MSCI EAFE (20%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

4The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/06 are 23.54% for Classes A, B, C, and Z; and 18.41% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/06 are 2.74% for Classes A, B, C, and Z; and 9.75% for Classes M, R, and X.

***Customized Blend Closest Month-End to Inception cumulative total returns as of 7/31/06 are 37.89% for Classes A, B, C, and Z; and 25.33% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/06 are 4.31% for Classes A, B, C, and Z; and 13.69% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/06 are 49.98% for Classes A, B, C, and Z; and 19.08% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/06 are 5.02% for Classes A, B, C, and Z; and 10.99% for Classes M, R, and X.

Target Asset Allocation Funds/Target Growth Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Target Growth Allocation Fund (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2006, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Growth Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

Target Asset Allocation Funds/Target Growth Allocation Fund	5

Investment Advisor’s Report

The U.S. economy, in particular, and the global economy overall continued to grow comfortably throughout the 12 months ended July 31, 2006, but the stock markets went through four distinct phases in this period. These reflected changing confidence that growth would continue and not be choked off by rising interest rates.

As the period began, there was concern that high oil prices would slow global economic growth. The stock markets declined gradually while bonds had a good August. Then a combination of evidence of robust international growth and the prospect of domestic rebuilding after Hurricane Katrina kicked off a rapid rise in share prices in the last quarter of 2005 and the first four months of 2006. Emerging market stocks, underpinned by several favorable long-term trends, had a particularly strong run. In the U.S. market, shares of smaller companies with rapid earnings growth (small-cap growth stocks) led because their earnings tend to be particularly responsive to changes in the economic climate. Among large-cap stocks, value stocks (shares that are inexpensive compared to a firm’s assets or earnings prospects) took the lead. Bond investors faced evidence that the Federal Reserve would continue its long sequence of small interest-rate boosts. Since rising rates drive down the prices of bonds already on the market, most bond returns were low. In bond sectors where credit concerns have a larger impact on prices—such as high yield, non-investment—grade municipal, and emerging market bonds—performance was somewhat better.

However, new data in the second quarter of 2006 showed inflation pressures building up and consumer spending flagging. In the second week of May, stock markets plunged around the world. The more volatile asset classes, which had benefited from the strong markets earlier, now fell most. Emerging market stocks fell almost 25% peak to trough. Among domestic stocks, small-cap growth stocks fell furthest. The markets stabilized in June and finished the reporting period on a gradual recovering trend, but value stocks continued to outperform in both large-cap and small-cap markets as investor confidence continued to be weak.

Over the Fund’s full 12-month fiscal year, value investing was significantly ahead of growth investing in both capitalization ranges, providing a moderate return in small caps and a good one in large caps. International stocks performed much better than domestic stocks. Some of the return in developed market countries was due to the rise in asset prices as the dollar dropped sharply against other major currencies, but returns measured in local currencies also were good. A very strong Japanese stock market contributed to the excellent performance. Bond prices were held down by concerns about rising inflation and interest rates throughout the 12-month period, and generally provided lower returns than cash equivalents.

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In terms of industries, oil and other energy industries led the domestic large-cap and small-cap markets, and energy equipment & services had a very substantial advance in the international markets. Materials & processing stocks, particularly metals, and the financial services sector also produced significant above-average returns globally. Domestic stocks of firms dependent on consumer discretionary spending declined substantially, but the international textiles & apparel industry made significant advances and other international consumer stocks generally fared well.

Analysis of the Fund’s performance

The Target Growth Allocation Fund’s performance is compared with a customized benchmark composed of broad indexes for domestic and international stocks in an 80%/20% asset allocation that is considered appropriate for a growth-oriented balance of risk and return potential. The Fund is one of three Target Asset Allocation Funds. Institutional investment managers are subadvisors for these funds, one or more managing each asset class. The Fund actively manages its allocations to these subadvisors based on its projection of how its asset classes and investment styles are likely to perform in the near future. The Fund’s Class A shares returned 8.00% over the reporting period, slightly below its benchmark (+8.74%), but significantly higher than the Lipper Mixed-Asset Target Allocation Growth Funds Average (+4.27%). Including the one-time sales charge on Class A shares, the return was 2.06%.

Strategic Partners Asset Allocation Funds were renamed Target Asset Allocation Funds as of 9/29/2006. Their management did not change.

The Fund’s performance relative to its benchmark can be analyzed into two components:

•	Asset allocation decisions. Did differences between the Fund’s asset allocation and the distribution of different asset classes within the custom benchmark index help or hurt its return?

•	Asset managers’ performance. Did the various asset managers outperform or underperform their asset class indexes?

The Fund’s asset composition benefited substantially from an overweight compared with its benchmark in international stocks. This contribution was enhanced by above-benchmark performance by the Fund’s international holdings managed by LSV Asset Management. In addition, both Goldman Sachs Asset Management and Marsico Capital Management added value to the Fund’s large-cap growth holdings, offsetting some of the weakness of the asset class in general. However, the performance of the Fund’s value stocks detracted significantly from its relative performance. Hotchkis and Wiley’s large-cap value holdings suffered from a substantial underweight in the

Target Asset Allocation Funds/Target Growth Allocation Fund	7

Investment Advisor’s Report (continued)

energy sector and from not holding positions in several sizable constituents of the Index that performed particularly well. In the Fund’s allocation to small-cap value stocks, EARNEST Partners’ overweights in certain home builders detracted as fear of rising interest rates and a cooling housing market hurt home builders.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Target Asset Allocation Funds

Strategic policy development

•	Each fund’s strategic (long-term) asset allocation strategy is based on research into the historical and expected returns of various asset classes and their associated risks.

•	We analyze worldwide economic and market factors to arrive at an outlook for the economy and the capital markets. These views guide our decisions about each fund’s equity and fixed income allocations.

•	We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments.

•	Each fund uses a diversified mix of asset classes with proven money managers investing in their area of expertise.

Dynamic management

•	We make dynamic (medium-term) asset allocation adjustments based on our perspective of the macroeconomic environment, the capital markets, and the investment strengths of the various asset managers. Our asset allocation team draws upon its own research into current market conditions, Wall Street research, and the asset managers’ insights.

We monitor changes in personnel, practices, and performance at the various asset management companies. Managers may be changed or new portions added to a fund if we think it will improve the fund’s performance.

Target Asset Allocation Funds/Target Growth Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2006, at the beginning of the period, and held through the six-month period ended July 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Target Asset Allocation Funds that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Growth Allocation Fund		Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$994.80	1.42%	$7.02
	Hypothetical	$1,000.00	$1,017.75	1.42%	$7.10

Class B	Actual	$1,000.00	$989.70	2.17%	$10.71
	Hypothetical	$1,000.00	$1,014.03	2.17%	$10.84

Class C	Actual	$1,000.00	$989.70	2.17%	$10.71
	Hypothetical	$1,000.00	$1,014.03	2.17%	$10.84

Class M	Actual	$1,000.00	$989.70	2.17%	$10.71
	Hypothetical	$1,000.00	$1,014.03	2.17%	$10.84

Class R	Actual	$1,000.00	$992.50	1.67%	$8.25
	Hypothetical	$1,000.00	$1,016.51	1.67%	$8.35

Class X	Actual	$1,000.00	$990.50	2.17%	$10.71
	Hypothetical	$1,000.00	$1,014.03	2.17%	$10.84

Class Z	Actual	$1,000.00	$995.60	1.17%	$5.79
	Hypothetical	$1,000.00	$1,018.99	1.17%	$5.86

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2006 (to reflect the six-month period).

Target Asset Allocation Funds/Target Growth Allocation Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.8%
COMMON STOCKS

Advertising 0.2%
15,400	JC Decaux SA (France)	$396,783
6,830	Marchex, Inc. (Class B Stock)	87,083

		483,866

Aerospace & Defense 2.6%
1,050	Alliant Techsystems, Inc.*	84,147
11,900	Boeing Co. (The)	921,298
1,080	DRS Technologies, Inc.	49,993
13,400	Empresa Brasileira de Aeronautica SA, ADR (Brazil)	462,702
1,375	Esterline Technologies Corp.*	58,204
20,756	General Dynamics Corp.	1,391,067
1,100	Goodrich Corp.	44,407
2,400	Heico Corp.	74,040
1,200	Honeywell International, Inc.	46,440
16,990	Lockheed Martin Corp.	1,353,763
5,900	Moog, Inc. (Class A Stock)*	204,671
22,400	Northrop Grumman Corp.	1,482,656
11,600	Raytheon Co.	522,812
22,265	United Technologies Corp.	1,384,661

		8,080,861

Airlines 0.1%
95,900	Qantas Airways Ltd. (Australia)	224,139

Auto Components 0.2%
2,600	Magna International, Inc. (Class A Stock)	191,074
6,100	Paccar, Inc.	492,575

		683,649

Automobile Manufacturers 1.6%
16,600	Honda Motor Co. Ltd. (Japan)	547,324
7,500	Hyundai Motor Co. (Korea)	573,964
28,200	Nissan Motor Co. Ltd. (Japan)	304,027
13,900	PSA Peugeot Citroen SA (France)	729,588
3,000	Renault SA (France)*	327,845
24,900	Toyota Motor Corp. (Japan)	1,316,185
12,110	Toyota Motor Corp. ADR (Japan)	1,274,214

		5,073,147

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	13

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Automotive Parts 0.7%
7,500	Autoliv, Inc.	$421,275
5,700	Compagnie Generale des Establissements Michelin (Class B Stock) (France)	346,293
500	Georg Fischer AG (Switzerland)*	225,915
49,200	GKN PLC (United Kingdom)*	238,496
8,700	Johnson Controls, Inc.	667,812
6,000	Valeo SA (France)	219,279
30,000	Yokohama Rubber Co. Ltd. (Japan)	129,007

		2,248,077

Beverages 0.6%
4,800	Anheuser-Busch Cos., Inc.	231,120
14,900	Asahi Breweries Ltd. (Japan)	217,564
11,900	Coca-Cola Co. (The)	529,550
26,300	Coca-Cola Enterprises, Inc.	564,398
4,900	PepsiCo, Inc.	310,562

		1,853,194

Biotechnology 1.4%
6,500	Applera Corp. - Applied Biosystems Group	208,975
13,000	Celgene Corp.*	622,570
33,528	Genentech, Inc.*	2,709,733
10,314	Genzyme Corp.*	704,240
1,650	Illumina, Inc.*	63,079
600	Syngenta AG (Switzerland)	86,254

		4,394,851

Broadcasting 0.7%
59,300	CBS Corp. (Class B Stock)	1,626,599
16,500	Clear Channel Communications, Inc.	477,675
2,875	Liberty Media Holding Corp. - Interactive ‘A’	47,351

		2,151,625

Building Materials 0.1%
9,870	Rollins, Inc.	208,553

Building Products 0.3%
2,760	Lennox International, Inc.	62,956
28,000	Masco Corp.	748,440

		811,396

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Business Services 0.4%
3,000	Administaff, Inc.	$94,830
8,990	Barrett Business Services, Inc.	193,285
2,420	Ctrip.com International Ltd., ADR (China)*	122,488
4,600	Manpower, Inc.	273,608
5,800	MPS Group, Inc.*	75,342
12,110	Optimal Group, Inc. (Class A Stock) (Canada)	178,502
3,600	URS Corp.*	142,560
645	WESCO International, Inc.*	37,571

		1,118,186

Cable Television 0.3%
21,900	Rogers Communications, Inc. (Class B Stock) (Canada)	935,641

Chemicals 1.5%
3,988	Air Products & Chemicals, Inc.	254,953
120	Arkema (France)	4,651
26,000	Asahi Kasei Corp. (Japan)	161,699
6,800	BASF AG (Germany)	547,325
7,300	Bayer AG (Germany)	359,666
705	Cytec Industries, Inc.	37,654
35,700	Denki Kagaku Kogyo KK (Japan)	143,865
36,900	Dow Chemical Co.	1,276,002
11,200	Eastman Chemical Co.	555,856
700	Givaudan SA (Switzerland)	577,953
33,100	Mitsubishi Chemical Holdings Corp. (Japan)	208,165
4,400	PPG Industries, Inc.	270,776
4,300	Rohm and Haas Co.	198,316
2,600	Valspar Corp.	64,038

		4,660,919

Clothing & Apparel 0.4%
11,100	Adidas-Salomon AG (Germany)	517,822
6,140	Carter’s, Inc.	133,913
11,410	Iconix Brand Group, Inc.*	159,740
5,060	Jos. A. Bank Clothiers, Inc.*	127,411
100	NIKE, Inc. (Class B Stock)	7,900
5,300	Phillips-Van Heusen Corp.	188,309

		1,135,095

Commercial Banks 2.0%
10,400	Alliance & Leicester PLC (United Kingdom)	203,403
66,007	Bank of America Corp.	3,401,341

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	15

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

1,061,300	Bank of China Ltd. (Hong Kong)*	$468,490
12,300	Commonwealth Bank of Australia (Australia)	422,263
5,500	First Horizon National Corp.	230,450
26,100	KeyCorp	963,090
1,100	Societe Generale (France)	164,120
3,000	UnionBanCal Corp.	185,370
900	Verwaltungs & Privat Bank AG (Liechtenstein)*	202,958

		6,241,485

Commercial Services 1.2%
3,605	Aaron Rents, Inc.	87,025
1,725	Ace Cash Express, Inc.*	50,836
28,000	Cendant Corp.	420,280
1,575	Dollar Thrifty Automotive Group, Inc.*	70,497
9,020	FirstService Corp. (Canada)	221,712
2,250	Healthcare Services Group, Inc.	48,622
19,800	Interserve PLC (United Kingdom)*	142,398
7,505	McGrath Rentcorp	202,785
11,900	McKesson Corp.	599,641
750	Monro Muffler Brake, Inc.	23,258
8,300	Moody’s Corp.	455,504
4,590	Steiner Leisure Ltd.	184,426
450	Strayer Education, Inc.	48,757
7,315	Team, Inc.*	180,827
14,000	Toppan Printing Co. Ltd. (Japan)	161,071
2,500	United Rentals, Inc.*	69,800
21,200	Waste Management, Inc.	728,856

		3,696,295

Computer Hardware 1.2%
13,200	Advanced Mirco Devices, Inc.*	255,948
4,600	Computer Sciences Corp.*	240,994
39,100	Hewlett-Packard Co.	1,247,681
14,800	International Business Machines Corp.	1,145,668
1,400	Reynolds & Reynolds Co. (Class A Stock)	49,546
23,300	Synopsys, Inc.	417,070
3,550	Synplicity, Inc.	20,306
2,700	Tyler Technologies, Inc.*	32,454
25,100	Western Digital Corp.*	440,254

		3,849,921

Computer Services & Software 0.7%
5,300	Autodesk, Inc.	180,783

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

450	Blackbaud, Inc.	$9,387
21,800	Cadence Design System, Inc.*	352,942
11,780	Concur Technologies, Inc.*	153,847
12,980	Global Payments, Inc.	552,169
1,015	Micros Systems, Inc.*	40,600
8,500	Oracle Corp.*	127,245
2,700	SAP AG (Germany)	494,135
4,950	The9 Ltd., ADR (Cayman Islands)*	121,127

		2,032,235

Computer Software 1.5%
24,200	BMC Software, Inc.*	566,764
47,800	CA, Inc.	1,001,888
16,100	First Data Corp.	657,685
1,600	Intuit, Inc.	49,392
78,000	Microsoft Corp.	1,874,340
11,380	Omniture, Inc.	82,050
17,200	Red Hat, Inc.*	407,296

		4,639,415

Computers & Peripherals
31,000	Sun Microsystems, Inc.	134,850

Construction 0.8%
1,000	Ciments Francais SA (France)*	163,507
200	D.R. Horton, Inc.	4,286
1,675	Dycom Industries, Inc.*	30,133
9,723	Fraport AG (Germany)	707,949
25,000	Hanson PLC (United Kingdom)	307,754
4,800	Hovnanian Enterprises, Inc. (Class A Stock)*	131,472
5,100	JS Group Corp. (Japan)	104,763
9,786	KB Home	416,101
2,900	Meritage Homes Corp.*	112,433
5,500	Standard - Pacific Corp.	122,815
31,500	Taylor Woodrow PLC (United Kingdom)	202,564
4,600	Toll Brothers, Inc.*	117,622
2,100	Winnebago Ind.	60,711

		2,482,110

Construction Materials
44,900	CSR Ltd. (Australia)	116,639

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	17

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Consumer Products 0.3%
9,300	Electrolux AB, Series B (Sweden)	$134,847
41,100	Shiseido Co. Ltd. (Japan)	820,960

		955,807

Consumer Products & Services 2.4%
40,700	Altria Group, Inc.	3,254,779
4,640	Central Garden & Pet Co.	183,466
7,200	Colgate-Palmolive Co.	427,104
4,600	Elizabeth Arden, Inc.*	77,648
2,400	Harman International Industries, Inc.	192,480
39,010	Procter & Gamble Co.	2,192,362
19,700	Reckitt Benckiser PLC (United Kingdom)	790,458
2,800	Scotts Co. (The) (Class A Stock)	109,844
3,400	Snap-On, Inc.	142,834

		7,370,975

Distribution/Wholesale 0.2%
26,800	Marubeni Corp. (Japan)	142,363
3,370	MWI Veterinary Supply, Inc.	126,274
25,000	Sumitomo Corp. (Japan)	354,137
2,925	Watsco, Inc.	129,636

		752,410

Diversified Financial Services 0.5%
120	Ameriprise Financial, Inc.	5,352
2,200	Greenhill & Co., Inc.	127,512
11,800	JPMorgan Chase & Co.	538,316
16,300	Shinhan Financial Group Co. Ltd. (Korea)	802,031

		1,473,211

Diversified Operations 0.6%
239,900	China Merchants Holdings International Co. Ltd. (China)	727,091
28,900	IFIL - Investments SpA (Italy)	168,341
4,100	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	146,780
8,201	LVMH Moet Hennessy Louis Vuitton (France)	823,934

		1,866,146

Diversified Telecommunication Services 0.2%
23,900	Koninklijke (Royal) KPN NV (Netherlands)	271,410
73,000	Telestra Corp. Ltd. (Australia)	213,691

		485,101

See Notes to Financial Statements.

18	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Drugs & Medicine 0.7%
15,200	Endo Pharmaceuticals Holdings, Inc.*	$472,264
40,806	Merck & Co., Inc.	1,643,258

		2,115,522

Education
2,425	Universal Technical Institute, Inc.*	48,815

Electric Utilities 0.6%
4,100	Entergy Corp.	316,110
3,600	FirstEnergy Corp.	201,600
25,800	FPL Group, Inc.	1,113,012
14,000	Sierra Pacific Resources*	202,300

		1,833,022

Electronic Components 1.6%
3,400	Arrow Electronics, Inc.*	96,084
3,000	Broadcom Corp. (Class A Stock)*	71,970
5,100	Checkpoint Systems, Inc.*	84,150
18,366	Deere & Co.	1,332,820
250	EDO Corp.	5,610
2,700	Emerson Electric Co.	213,084
5,100	Energizer Holdings, Inc.*	324,513
8,400	FLIR Systems, Inc.*	201,684
34,000	Hitachi Ltd. (Japan)	217,681
9,400	Hosiden Corp. (Japan)	93,389
3,350	International DisplayWorks, Inc.*	15,946
17,200	Kansai Electric Power Co., Inc. (The) (Japan)	396,075
3,000	Pike Electric Corp.*	54,030
1,000	Samsung Electronics Co. Ltd. (Korea)	636,516
29,900	Sanmina-SCI Corp.*	103,454
12,800	Secom Co. Ltd. (Japan)	624,118
27,320	SRS Labs, Inc.	136,327
13,475	TT Electronics PLC (United Kingdom)*	45,308
6,300	Waters Corp.*	256,284
2,100	Xilinx, Inc.	42,609

		4,951,652

Electronic Components & Equipment 0.4%
4,700	Fanuc Ltd. (Japan)	391,923
42,200	Sharp Corp. (Japan)	712,996

		1,104,919

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	19

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Electronic Equipment & Instruments 0.1%
12,100	Alps Electric Co. Ltd. (Japan)	$149,766
3,100	Tech Data Corp.*	115,258

		265,024

Electronics 0.1%
9,700	Hoya Corp. (Japan)	339,282

Energy Equipment & Services 0.3%
14,000	GlobalSantaFe Corp.	769,020
1,000	Tidewater, Inc.	47,710

		816,730

Entertainment 0.3%
14,300	Capcom Co. Ltd. (Japan)	170,260
18,700	OPAP SA (Greece)	678,880

		849,140

Entertainment & Leisure 0.8%
16,850	Century Casinos, Inc.	187,035
24,232	Las Vegas Sands, Inc.*	1,503,111
21,700	Marvel Entertainment, Inc.	383,656
1,300	Mattel, Inc.	23,452
7,500	Scientific Games Corp. (Class A Stock)	254,775
7,200	TUI AG (Germany)	144,949

		2,496,978

Environmental Services 0.2%
13,100	Allied Waste Industries, Inc.*	133,096
9,200	Republic Services, Inc.	369,472
2,090	Waste Connections, Inc.*	78,124

		580,692

Equipment & Services 0.1%
1,900	Schneider Electric SA (France)	195,378

Exchange Traded Funds
10	iShares Russell 1000 Value Index Fund	747
1,439	iShares Russell 2000 Value Index Fund	102,644

		103,391

See Notes to Financial Statements.

20	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Farming & Agriculture 0.8%
31,812	Archer-Daniels-Midland Co.	$1,399,728
25,100	AWB Ltd. (Australia)	74,244
207,300	Chaoda Modern Agriculture Holdings Ltd.*	112,051
21,436	Monsanto Co.	921,534

		2,507,557

Financial - Bank & Trust 6.8%
6,562	ABN AMRO Holding NV (Netherlands)	181,645
1,400	Amsouth Bancorp	40,124
7,050	Astoria Financial Corp.	209,738
3,100	Banche Popolari Unite Scpa (Italy)	83,396
13,200	Banco Bilbao Vizcaya Argentaria SA (Spain)	280,578
21,900	Banco Santander Central Hispano SA (Spain)	331,784
45,000	Bank of Fukuoka Ltd. (The) (Japan)*	335,209
86,104	Bank of Yokohama Ltd. (The) (Japan)	690,214
2,865	BankAtlantic Bancorp, Inc. (Class A Stock)	39,766
2,800	BankUnited Financial Corp. (Class A Stock)	82,852
97,100	Barclays PLC (United Kingdom)	1,139,088
1,400	BB&T Corp.	58,786
7,700	BNP Paribas (France)	749,502
5,270	Boston Private Financial Holdings, Inc.	132,435
33,900	Bradford & Bingley PLC (United Kingdom)	284,015
4,300	Comerica, Inc.	251,765
500	Compass Banshares, Inc.	29,470
9,800	Credit Agricole SA (France)	393,958
11,300	Credit Suisse Group (Switzerland)	633,160
7,300	Danske Bank SA (Denmark)	279,935
5,000	Deutsche Bank AG (Germany)*	576,427
3,400	Dexia (Belgium)	83,258
12,300	Fortis (Belgium)	437,109
33,300	HBOS PLC (United Kingdom)	606,184
7,000	Hudson City Bancorp, Inc.	90,790
136,800	Lloyds TSB Group PLC (United Kingdom)	1,377,378
8,500	Marshall & Ilsley Corp.	399,245
1,465	MB Financial, Inc.	52,095
500	Natexis Banques Populaires (France)*	122,567
22,500	Nomura Holdings, Inc. (Japan)	399,385
46,600	Nordea Bank AB (Sweden)	583,547
5,600	North Fork Bancorp, Inc.	158,648
2,200	Oriental Financial Group, Inc.	27,654
4,000	Pacific Capital Bancorp	117,840
4,985	PrivateBancorp, Inc.	234,345

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	21

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

5,300	Regions Financial Corp.	$192,337
40,300	Royal Bank of Scotland Group PLC (United Kingdom)	1,311,389
18,400	San Paolo - IMI SpA (Italy)	327,648
4,000	State Street Corp.	240,240
3,200	Sterling Financial Corp. (WA)	102,304
6,200	TCF Financial Corp.	166,842
30,100	U.S. Bancorp	963,200
33,820	UBS AG (Switzerland)	1,839,808
19,400	UBS AG (Switzerland) (Virt-x)	1,055,487
1,625	UCBH Holdings, Inc.	27,105
4,300	Wachovia Corp.	230,609
40,286	Wells Fargo & Co.	2,914,289
1,600	Zions Bancorp	131,424

		20,996,574

Financial Services 4.9%
2,300	Accredited Home Lenders Holding Co.*	104,259
600	Affiliated Managers Group, Inc.*	54,930
17,182	AmeriCredit Corp.	422,505
8,500	Asset Acceptance Capital Corp.	154,530
400	Capital One Financial Corp.	30,940
2,016	Chicago Mercantile Exchange Holdings, Inc.	929,779
7,900	CIT Group, Inc.	362,689
60,900	Citigroup, Inc.	2,942,079
5,300	Deutsche Boerse AG (Germany)	752,510
20,300	E*Trade Group Corp.*	473,193
6,500	Eaton Vance Corp.	160,940
4,366	Euronext NV (France)	391,236
1,200	Financial Federal Corp.	32,244
500	First Cash Financial Services, Inc.*	9,515
300	Franklin Resources, Inc.	27,435
2,520	GFI Group, Inc.*	144,547
13,293	Goldman Sachs Group, Inc.	2,030,506
88,500	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	575,178
900	International Securities Exchange, Inc.	36,621
4,030	Investment Technology Group, Inc.*	202,951
12,600	Irish Life & Permanent PLC (Ireland)	290,519
8,900	Jefferies Group, Inc.	231,222
25,700	Lehman Brothers Holdings, Inc.	1,669,215
5,700	Merrill Lynch & Co., Inc.	415,074
200	Moneygram International, Inc.	6,130
16,500	Morgan Stanley	1,097,250
20,000	Online Resources Corp.*	209,800
5,420	OptionsXpress Holding, Inc.	141,896

See Notes to Financial Statements.

22	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

4,570	Portfolio Recovery Associates, Inc.*	$195,687
9,272	Raymond James Financial, Inc.	269,444
4,500	Sanyo Electric Credit Co. Ltd. (Japan)	85,176
4,900	SEI Investments Co.	239,414
700	Student Loan Corp. (The)	125,825
1,800	T. Rowe Price Group, Inc.	74,358
4,100	Takefuji Corp. (Japan)	200,986
6,270	Virginia Commerce Bancorp, Inc.*	147,032

		15,237,615

Food & Beverage 0.1%
18,428	SABMiller PLC (South Africa)	370,054

Food Products 0.3%
37,900	Cadbury Schweppes PLC (United Kingdom)	370,625
11,700	Sara Lee Corp.	197,730
18,500	Unilever PLC, ADR	441,965

		1,010,320

Foods 0.5%
1,750	Corn Products International, Inc.	58,205
11,800	Dairy Crest Group PLC (United Kingdom)*	117,927
8,700	Dean Foods Co.*	326,511
100	Kellogg Co.	4,817
17,900	Kraft Foods, Inc. (Class A Stock)	579,960
46,600	Northern Foods PLC (United Kingdom)	72,686
1,800	Sysco Corp.	49,680
14,400	Tate & Lyle PLC (United Kingdom)	184,260

		1,394,046

Healthcare Equipment & Supplies
3,500	Kyphon, Inc.*	119,210

Healthcare Providers & Services 0.7%
3,300	Aetna, Inc.*	103,917
3,300	Caremark Rx, Inc.*	174,240
7,800	CIGNA Corp.	711,750
6,400	Express Scripts, Inc.*	492,992
10,400	HCA, Inc.	511,264
43,500	Tenet Healthcare Corp.*	257,520

		2,251,683

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	23

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Healthcare Services 2.0%
525	Amedisys, Inc.*	$20,050
5,500	AMERIGROUP Corp.*	160,050
9,600	AMN Healthcare Services, Inc.*	215,616
4,400	Covance, Inc.*	280,544
18,350	Five Star Quality Care	198,180
4,475	Healthsouth Rehabilitation Corp.*	17,676
4,200	Healthways, Inc.*	225,624
9,700	Humana, Inc.	542,521
2,200	LHC Group, Inc.*	46,508
1,880	Pediatrix Medical Group, Inc.*	79,712
4,210	Providence Service Corp. (The)	103,440
3,923	Quest Diagnostics, Inc.	235,851
4,700	Sunrise Senior Living, Inc.*	135,736
1,325	Triad Hospitals, Inc.*	51,635
78,860	UnitedHealth Group, Inc.	3,771,874

		6,085,017

Healthcare-Products 0.2%
2,100	Dade Behring Holdings, Inc.	85,533
3,830	ResMed, Inc.*	177,750
14,300	Solexa, Inc.*	126,698
4,070	Vital Signs, Inc.	209,565

		599,546

Home Furnishings
3,400	Furniture Brands International, Inc.	68,204

Hotels & Motels 0.9%
5,100	Choice Hotels International, Inc.	217,362
3,600	Hilton Hotels Corp.	86,148
3,300	Hospitality Properties Trust	143,781
27,369	MGM Mirage*	972,694
6,020	Station Casinos, Inc.	330,257
14,627	Wynn Resorts Ltd.*	936,275

		2,686,517

Hotels, Restaurants & Leisure 0.5%
9,300	Carnival Corp. (Panama)	362,328
5,121	Harrah’s Entertainment, Inc.	307,823
20,756	Yum! Brands, Inc.	934,020

		1,604,171

See Notes to Financial Statements.

24	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Household Durables 0.8%
7,400	Alpine Electronics, Inc. (Japan)	$103,792
6,200	Centex Corp.	293,322
4,500	Fortune Brands, Inc.	326,340
34,606	Lennar Corp. (Class A Stock)	1,547,926
2,100	Lennar Corp. (Class B Stock)	87,486

		2,358,866

Household Products 0.2%
10,200	Kimberly-Clark Corp.	622,710

Household Products/Wares
9,300	Husqvarna AB (Sweden) (Class B Stock)	100,006

Independent Power Producers & Energy Traders 0.6%
30,000	TXU Corp.	1,926,900

Industrial Conglomerates 0.6%
9,300	3M Co.	654,720
80,000	Citic Pacific Ltd. (Hong Kong)	233,713
32,600	Tyco International Ltd. (Bermuda)	850,534

		1,738,967

Industrial Products 0.3%
3,135	Air Liquide (France)	632,735
2,400	Harsco Corp.	193,464
49,200	Kurabo Industries Ltd. (Japan)	143,765

		969,964

Insurance 5.7%
11,800	Aegon NV (Netherlands)	200,324
29,400	Allstate Corp. (The)	1,670,508
7,100	AMBAC Financial Group, Inc.	590,081
6,200	American International Group, Inc.	376,154
16,680	Amerisafe, Inc.*	186,816
5,500	Assurant, Inc.	264,935
28,400	Aviva PLC (United Kingdom)	380,909
3,500	Baloise Holding (Switzerland)	278,737
200	Chubb Corp.	10,084
1,800	CNP Assurances (France)	171,414
4,600	Commerce Group, Inc.	138,966
3,475	Delphi Financial Group, Inc. (Class A Stock)	132,363
39,443	Genworth Financial, Inc. (Class A Stock)	1,352,895

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	25

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

4,400	Hanover Insurance Group, Inc. (The)	$203,632
6,200	Hartford Financial Service Group, Inc.	526,008
2,837	HCC Insurance Holdings, Inc.	86,500
1,400	Hilb, Rogal & Hobbs Co.	56,700
17,000	ING Groep NV, ADR (Netherlands)	690,128
91,200	Legal & General PLC (United Kingdom)	211,675
4,900	Lincoln National Corp.	277,732
13,500	Loews Corp.*	500,310
13,200	Marsh & McLennan Cos., Inc.	356,796
15,964	MBIA, Inc.	938,843
31,600	MetLife, Inc.	1,643,200
23	Millea Holdings, Inc. (Japan)	445,375
4,720	Navigators Group, Inc.*	200,647
69,600	Old Mutual PLC (United Kingdom)*	210,622
11,742	Philadelphia Consolidated Holding Corp.*	397,702
14,812	Progressive Corp. (The)	358,302
4,200	Protective Life Corp.	194,502
112,100	Royal & Sun Alliance Insurance Group PLC (United Kingdom)	280,077
46,700	St. Paul Travelers Cos., Inc. (The)	2,138,860
7,800	State Auto Financial Corp.	235,560
10,900	Swiss, Re (Switzerland)	783,918
4,825	United Fire & Casualty Co.	144,075
24,700	UnumProvident Corp.	400,881
7,550	W.R. Berkely Corp.	271,800
3,900	XL Capital Ltd. (Class A Stock)	248,430
1,000	Zurich Financial Services AG (Switzerland)*	224,493

		17,780,954

Internet Services 0.7%
1,000	eBay, Inc.*	24,070
3,500	Equinix, Inc.	183,330
2,300	Google, Inc. (Class A Stock)*	889,180
17,700	Intel Corp.	318,600
7,620	j2 Global Communications, Inc.*	213,360
6,270	Netflix, Inc.*	129,726
3,430	Nutri System, Inc.*	181,516
11,220	RADVision Ltd.*	163,812
1,300	Vignette Corp.*	16,887

		2,120,481

Iron/Steel 0.1%
21,400	Tokyo Steel Manufacturing Co. Ltd. (Japan)	397,593

See Notes to Financial Statements.

26	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

IT Services 0.4%
51,400	Electronic Data Systems Corp.	$1,228,460

Machinery 1.4%
760	Briggs & Stratton Corp.	19,456
4,100	Bucyrus International, Inc. (Class A Stock)	199,711
27,155	Caterpillar, Inc.	1,924,475
11,480	Flow International Corp.*	154,980
4,740	Gardner Denver, Inc.	164,241
800	IDEX Corp.	34,760
4,150	Intevac, Inc.*	87,441
1,100	Joy Global, Inc.	41,272
3,900	MAN AG (Germany)*	281,923
1,125	Nordson Corp.	51,188
2,770	Regal-Beloit Corp.	110,107
500	Rieter Holdings AG (Switzerland)	189,346
6,500	SPX Corp.	355,225
11,300	Terex Corp.*	506,692
4,500	Volvo, AB (Class B Shares) (Sweden)	238,204

		4,359,021

Manufacturing 0.2%
950	Actuant Corp. (Class A Stock)	41,810
3,860	American Railcar Industries, Inc.	106,729
3,900	Eaton Corp.	249,990
16,430	Hexcel Corp.*	236,099
2,975	Jacuzzi Brands, Inc.*	24,990
700	Parker Hannifin Corp.	50,568

		710,186

Media 1.5%
56,150	Comcast Corp. (Class A Stock)	1,930,437
22,100	Disney (Walt) Co.	656,149
300	EchoStar Communications Corp. (Class A Stock)	10,515
1,800	EW Scripps Co. (Class A Stock)	76,914
20,800	Gannett Co., Inc.	1,084,096
14,800	News Corp. (Class A Stock)	284,752
19,700	Shaw Communications, Inc. (Class B Stock) (Canada)	572,705

		4,615,568

Medical Supplies & Equipment 1.8%
6,420	Angiodynamics, Inc.*	147,660
300	Baxter International, Inc.	12,600

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	27

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

3,400	Becton Dickinson & Co.	$224,128
6,900	Cardinal Health, Inc.	462,300
3,600	Cooper Cos., Inc.	159,120
3,600	Eli Lilly & Co.	204,372
6,295	Immucor, Inc.*	125,333
29,600	Johnson & Johnson	1,851,480
1,730	LCA-Vision, Inc.	74,650
1,150	Medical Action Industries, Inc.*	25,496
11,500	Medtronic, Inc.	580,980
6,000	Nipro Corp. (Japan)	107,288
6,200	Novamed, Inc.	46,004
8,970	NuVasive, Inc.*	156,885
27,750	Orthovita, Inc.	111,277
5,328	PolyMedica Corp.	206,247
2,900	Sepracor, Inc.*	143,260
3,730	SonoSite, Inc.	120,404
17,490	Spectranetics Corp.	225,446
6,000	WellPoint, Inc.*	447,000
400	Zimmer Holdings, Inc.*	25,296

		5,457,226

Metals 0.1%
24,000	Crane Group Ltd. (Australia)	202,303

Metals & Mining 2.3%
47,900	Alcoa, Inc.	1,434,605
4,550	Birch Mountain Resources Ltd.*	19,247
51,600	Bluescope Steel Ltd. (Australia)	270,857
4,000	Boehler-Uddeholm AG (Austria)*	208,983
15,397	Companhia Vale Do Rio Doce, ADR (Brazil)	357,210
3,940	Dynamic Materials Corp.	121,194
1,625	Gibraltar Industries, Inc.	44,899
2,100	Newmont Mining Corp.	107,583
40,900	NSK Ltd. (Japan)	313,586
6,300	Nucor Corp.	334,971
19,528	Peabody Energy Corp.	974,447
8,500	Phelps Dodge Corp.	742,390
8,600	Rautaruukki Oyj (Finland)	244,431
15,600	Rio Tinto PLC (United Kingdom)	805,746
3,400	Salzgitter AG (Germany)*	268,320
11,200	ThyssenKrup AG (Germany)	392,009
5,400	Timken Co.	173,880
4,900	United States Steel Corp.	309,043

		7,123,401

See Notes to Financial Statements.

28	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Miscellaneous Manufacturers 0.7%
70,600	General Electric Co.	$2,307,914

Multi-Line Retail 0.4%
11,700	Federated Department Stores, Inc.	410,787
25,500	Next PLC (United Kingdom)	813,592

		1,224,379

Multi-Utilities 0.1%
5,800	Public Service Enterprise Group	391,094

Multimedia 0.5%
9,200	McGraw-Hill Cos., Inc.	517,960
47,500	Time Warner, Inc.	783,750
8,300	Viacom, Inc. (Class B Stock)*	289,255

		1,590,965

Office Equipment 0.1%
8,700	Ricoh Co. Ltd. (Japan)	175,298

Oil & Gas 0.2%
12,000	Norsk Hydro, ASA (Norway)	341,214
4,800	Total SA (France)	326,503

		667,717

Oil & Gas Exploration/Production
2,900	Todco (Class A Stock)	110,519

Oil, Gas & Consumable Fuels 8.4%
14,500	Apache Corp.	1,021,815
2,100	Arena Resources, Inc.*	77,700
1,600	Ashland, Inc.	106,416
84,700	BP PLC (United Kingdom)	1,020,520
11,200	BP PLC, ADR (United Kingdom)	812,224
6,550	Cabot Oil & Gas Corp.	345,513
6,400	Canadian Natural Resources Ltd. (Canada)	339,878
22,500	ChevronTexaco Corp.	1,480,050
643,294	China Petroleum & Chemical Corp. (China)	360,964
300	Compania Espanola de Petroleos SA (CEPSA) (Spain)	21,211
32,100	ConocoPhillips	2,203,344
45,200	Cosmo Oil Co. Ltd. (Japan)	218,026
7,300	Devon Energy Corp.	471,872
47,300	Eni SpA (Italy)	1,450,709

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	29

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

7,700	EOG Resources, Inc.	$570,955
43,400	ExxonMobil Corp.	2,939,916
3,675	Gulfport Energy Corp.*	44,945
29,918	Halliburton Co.	998,064
4,959	Headwaters, Inc.*	114,751
8,800	Helmerich & Payne, Inc.	243,584
2,900	Houston Exploration Co.*	185,194
960	Hydril Co.*	66,499
800	Kerr-McGee Corp.	56,160
4,900	Lukoil, ADR (Russia)*	425,320
3,110	Maverick Tube Corp.*	198,387
48,000	Nippon Oil Corp. (Japan)	375,978
8,400	Occidental Petroleum Corp.	905,100
6,410	Oceaneering International, Inc.*	280,245
5,230	Oil States International, Inc.*	168,197
3,800	Oneok, Inc.	141,398
67,000	Osaka Gas Co. Ltd. (Japan)	226,168
10,027	Praxair, Inc.	549,881
14,200	Repsol YPF SA (Spain)	399,060
14,200	Royal Dutch Shell PLC (Class A Stock) (Netherlands)	501,908
16,700	Royal Dutch Shell PLC (Class B Stock) (Netherlands)	614,867
14,000	Santos Ltd. (Australia)	123,374
37,822	Schlumberger Ltd.	2,528,401
6,000	Sunoco, Inc.	417,240
5,620	Superior Energy Services, Inc.	192,485
3,500	Swift Energy Co.*	168,000
3,100	Tesoro Corp.	231,880
158,600	Tokyo Gas Co. Ltd. (Japan)	788,539
2,290	Unit Corp.*	134,286
1,700	Universal Compression Holdings, Inc.*	108,290
17,200	Valero Energy Corp.	1,159,796
6,640	Warrior Energy Service Corp.*	143,690
3,300	Weatherford International Ltd.	154,572
1,400	XTO Energy, Inc.	65,786

		26,153,158

Paper & Forest Products 0.7%
19,900	Hokuetsu Paper Mills Ltd. (Japan)	137,128
29,000	New Oji Paper Co. Ltd (Japan)	168,215
60	Nippon Unipac Group, Inc. (Japan)	239,173
23,900	Rengo Co. Ltd. (Japan)	175,114
1,800	Smurfit-Stone Container Corp.*	18,216
16,900	Stora Enso Oyj (Finland)	249,774

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

500	Temple-Inland, Inc.	$21,270
20,200	Weyerhaeuser Co.	1,184,932

		2,193,822

Pharmaceuticals 4.2%
10,798	Abbott Laboratories	515,820
3,200	Altana AG (Germany)	183,578
11,580	American Medical Systems Holdings, Inc.*	211,335
11,700	AmerisourceBergen Corp.	503,100
12,700	Amgen, Inc.*	885,698
16,367	Amylin Pharmaceuticals, Inc.*	798,710
4,200	AstraZeneca PLC (United Kingdom)	256,473
2,175	Barr Pharmaceuticals, Inc.*	108,228
2,900	Forest Laboratories, Inc.*	134,299
23,700	GlaxoSmithKline PLC (United Kingdom)	655,665
1,800	Hospira, Inc.	78,642
19,000	Kaken Pharmaceutical Co. Ltd. (Japan)	133,080
25,000	Kyowa Hakko Kogyo Co. Ltd. (Japan)	181,430
4,800	Lifecell Corp.*	137,136
3,600	Mylan Laboratories, Inc.	79,056
11,000	Novartis AG (Switzerland)	624,842
10,600	Novo Nordisk SA (Class B Stock) (Denmark)	653,274
1,900	Ono Pharmaceutical Co. Ltd. (Japan)	93,305
99,000	Pfizer, Inc.	2,573,010
9,400	Pharmaceutical Product Development, Inc.	361,712
6,400	Roche Holding AG (Switzerland)	1,139,003
9,400	Sanofi-Aventis SA (France)	893,963
4,800	Schering-Plough Corp.	98,112
26,000	Tanabe Seiyaku Co. Ltd. (Japan)	341,088
22,900	Teva Pharmaceutical Industries Ltd., ADR (Israel)	757,532
10,700	Wyeth	518,629

		12,916,720

Pipelines
4,000	Dynegy, Inc. (Class A Stock)*	22,520

Real Estate 0.2%
12,604	St. Joe Co. (The)	565,920

Real Estate Investment Trusts 1.4%
9,400	Apartment Investment & Management Co. (Class A Stock)	452,046
1,975	Ashford Hospitality Trust	23,206
7,068	CB Richard Ellis Group, Inc.*	166,310

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	31

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

3,100	Crescent Real Estate Equities Co.	$60,512
14,700	Equity Office Properties Trust	557,277
1,300	Healthcare Realty Trust, Inc.	43,017
2,475	Highland Hospitality Corp.	33,041
17,800	Host Marriot Corp.	377,716
1,400	Jones Lang Lasal, Inc.	114,380
1,200	Kilroy Realty Corp.	88,668
6,730	KKR Financial Corp.*	155,867
1,600	Liberty Property Trust	74,960
2,000	Mack-Cali Realty Corp.	96,620
5,575	MFA Mortgage Investments, Inc.	38,245
10,000	New Century Financial Corp.	436,600
5,600	Plum Creek Timber Co.	190,736
9,200	ProLogis	509,220
2,900	Realty Income Corp.	66,352
850	Redwood Trust, Inc.	40,443
6,300	Simon Property Group, Inc.	538,839
3,100	SL Green Realty Corp.	354,330

		4,418,385

Restaurants 0.2%
6,100	Brinker International, Inc.	197,640
12,600	McDonald’s Corp.	445,914

		643,554

Retail & Merchandising 3.3%
2,100	Abercrombie & Fitch Co. (Class A Stock)	111,216
19,800	Autonation, Inc.*	390,060
12,470	Cache, Inc.*	224,585
768	CEC Entertainment, Inc.*	22,679
15,600	Circuit City Stores, Inc.	382,200
11,300	Costco Wholesale Corp.	596,188
14,800	Darden Restaurants, Inc.	500,240
2,600	Dillard’s, Inc. (Class A Stock)	78,078
91,700	DSG International PLC (United Kingdom)	341,736
25,400	House of Fraser PLC (United Kingdom)*	66,663
4,900	J.C. Penney Co., Inc	308,504
1,500	Kohl’s Corp.*	84,945
49,882	Lowe’s Cos., Inc.	1,414,155
1,500	Nordstrom, Inc.	51,450
13,200	Office Depot, Inc.*	475,860
2,700	Rallye SA (France)	129,337
950	Regis Corp.	31,996

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

2,900	School Specialty, Inc.*	$92,800
7,012	Sonic Corp.*	137,996
4,400	Staples, Inc.	95,128
42,278	Starbucks Corp.*	1,448,444
5,600	Stein Mart, Inc.	72,184
13,742	Target Corp.	631,033
3,575	Triarc Cos., Inc. (Class B Stock)	50,014
2,075	United Auto Group, Inc.	44,384
3,000	UNY Co. Ltd. (Japan)	43,098
266,000	Wal-Mart de Mexico SA de CV (Mexico)	820,235
33,600	Wal-Mart Stores, Inc.	1,495,200

		10,140,408

Retailers - Food & Drug 0.7%
8,540	Alliance Boots PLC (United Kingdom)	125,384
15,000	Carrefour SA (France)	935,248
2,300	Kroger Co. (The)*	52,739
12,600	Safeway, Inc.	353,808
1,500	Supervalu, Inc.	40,665
98,087	Tesco PLC (United Kingdom)	658,702

		2,166,546

Savings & Loan
300	New York Community Bancorp.	4,899

Semiconductors 0.9%
13,000	Agilent Technologies, Inc.*	369,720
2,000	Altera Corp.*	34,620
1,345	ATMI, Inc.*	35,736
6,900	Avnet, Inc.*	125,580
5,800	Freescale Semiconductor, Inc. (Class B Stock)	165,416
800	KLA-Tencor Corp.*	33,752
34,800	Micron Technology, Inc.	542,532
47,128	Texas Instruments, Inc.	1,403,472
7,900	Volterra Semiconductor Corp.	115,182

		2,826,010

Specialty Retail 0.5%
5,700	Best Buy Co., Inc.	258,438
23,570	Home Depot, Inc. (The)	818,115
18,700	Limited Brands, Inc.	470,492
1,800	MSC Industrial Direct Co., Inc.	74,214

		1,621,259

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	33

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Telecommunication Services
9,300	Tellabs, Inc.*	$87,420

Telecommunications 4.7%
26,800	Amdocs Ltd. (Israel)*	972,304
68,717	America Movil SA de CV, ADR (Mexico)	2,458,694
700	American Tower Corp. (Class A Stock)*	23,660
66,900	AT&T, Inc.	2,006,331
128,000	BT Group PLC (United Kingdom)	568,472
76,600	Cisco Systems, Inc.*	1,367,310
10,700	Corning, Inc.*	204,049
6,600	Deutsche Telekom AG (Germany)	102,013
1,978	Embarq Corp.	89,504
26,700	France Telecom SA (France)	559,348
5,900	Juniper Networks, Inc.*	79,355
106,100	MobileOne Ltd. (Singapore)*	138,434
28,106	Motorola, Inc.	639,693
90	Nippon Telegraph and Telephone Corp. (Japan)	470,234
300	NTT Docomo, Inc. (Japan)	437,001
25,396	QUALCOMM, Inc.	895,463
28,661	Sprint Nextel Corp.	567,488
600	Swisscom AG (Switzerland)	197,960
3,275	Tekelec*	33,700
53,300	Verizon Communications, Inc.	1,802,606
119,263	Vodafone Group PLC (United Kingdom)	258,985
36,838	Vodafone Group PLC, ADR (United Kingdom)	798,637

		14,671,241

Textiles, Apparel & Luxury Goods 0.2%
14,700	Benetton Group SpA (Italy)	214,442
3,900	Coach, Inc.*	111,969
9,700	Jones Apparel Group, Inc.	287,120

		613,531

Thrifts & Mortgage Finance 1.3%
38,100	Countrywide Financial Corp.	1,365,123
10,700	Fannie Mae	512,637
16,300	Freddie Mac	943,118
23,900	Washington Mutual, Inc.	1,068,330

		3,889,208

Tobacco
1,100	UST, Inc.	55,605

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Transportation 2.3%
575	Amerco, Inc.*	$50,715
2,330	American Commercial Lines, Inc.*	128,034
1,725	Arlington Tankers Ltd.	38,450
22,345	Burlington North Santa Fe Corp.	1,539,794
5,900	CSX Corp.	358,012
20,437	FedEx Corp.	2,139,958
12,900	FirstGroup PLC (United Kingdom)	108,257
765	Genesee & Wyoming, Inc. (Class A Stock)*	20,127
4,200	J.B. Hunt Transport Services, Inc.	86,394
1,140	Landstar System, Inc.	48,667
72,900	Neptune Orient Lines Ltd. (Singapore)	83,573
23,500	Norfolk Southern Corp.	1,020,370
3,295	Old Dominion Freight Line*	107,351
39,050	Orient Overseas International Ltd. (Hong Kong)*	154,286
2,100	Overseas Shipholding Group, Inc.	135,219
13,236	Union Pacific Corp.	1,125,060
6,160	Vitran Corp., Inc. (Canada)	127,266

		7,271,533

Utilities 1.5%
9,100	American Electric Power Co., Inc.	328,692
16,700	CMS Energy Corp.*	233,967
3,700	Consolidated Edison, Inc.	173,419
16,200	Duke Energy Corp.	491,184
10,400	Edison International	430,352
14,100	Endesa SA (Spain)	481,984
57,100	Energias de Portugal SA (Portugal)*	226,113
10,300	Hokkaido Electric Power Co., Inc. (Japan)	249,313
1,200	Illinois Tool Works, Inc.	54,876
6,200	Kyushu Electric Power Co., Inc. (Japan)	144,664
200	Mohawk Industries, Inc.*	13,804
7,900	Northeast Utilities	176,960
31,500	Northumbrian Water Group PLC (United Kingdom)	153,578
5,600	PG&E Corp.	233,408
3,600	Pinnacle West Capital Corp.	154,836
4,150	PNM Resources, Inc.	111,261
600	PPL Corp.	20,412
3,600	SCANA Corp.	143,964
6,800	Tohoku Electric Power Co., Inc. (Japan)	142,946
364	Union Fenosa SA (Spain)	14,902
8,820	Viridian Group PLC (United Kingdom)	169,619
2,445	Westar Energy, Inc.	56,479

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	35

Portfolio of Investments

as of July 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

2,900	Wisconsin Energy Corp.	$122,380
9,400	Xcel Energy, Inc.*	188,376

		4,517,489

	Total long-term investments (cost $264,886,623)	293,750,578

SHORT-TERM INVESTMENT 5.5%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
16,958,323	(cost $16,958,323)(a)	16,958,323

	Total Investments 100.3% (cost $281,844,946; Note 5)	310,708,901
	Liabilities in excess of other assets(b) (0.3)%	(928,144)

	Net Assets 100%	$309,780,757

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(b)	Liabilities in excess of other assets include net unrealized depreciation on foreign currency contracts of:

Foreign currency contracts outstanding at July 31, 2006:

Sale Contracts	Notional Amount (000)	Value at Settlement Date Receivable	Value at July 31, 2006	Unrealized Depreciation
Euros, Expiring 10/04/06	$2,550	$3,121,761	$3,271,197	$(149,436)
Mexican Peso, Expiring 12/06/06	20,090	1,772,230	1,819,965	(47,735)
Pound Sterling, Expiring 12/05/06	760	1,418,920	1,423,368	(4,448)

		$6,312,911	$6,514,530	$(201,619)

The industry classification of long-term portfolio holdings, and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2006 was as follows:

Industry
Oil, Gas & Consumable Fuels	8.4%
Financial - Bank & Trust	6.8
Insurance	5.7
Affiliated Money Market Mutual Fund	5.5

See Notes to Financial Statements.

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Industry
Financial Services	4.9%
Telecommunications	4.7
Pharmaceuticals	4.2
Retail & Merchandising	3.3
Aerospace & Defense	2.6
Consumer Products & Services	2.4
Metals & Mining	2.3
Transportation	2.3
Commercial Banks	2.0
Healthcare Services	2.0
Medical Supplies & Equipment	1.8
Automobile Manufacturers	1.6
Electronic Components	1.6
Chemicals	1.5
Computer Software	1.5
Media	1.5
Utilities	1.5
Biotechnology	1.4
Machinery	1.4
Real Estate Investment Trusts	1.4
Thrifts & Mortgage Finance	1.3
Commercial Services	1.2
Computer Hardware	1.2
Hotels & Motels	0.9
Semiconductors	0.9
Construction	0.8
Entertainment & Leisure	0.8
Farming & Agriculture	0.8
Household Durables	0.8
Automotive Parts	0.7
Broadcasting	0.7
Computer Services & Software	0.7
Drugs & Medicine	0.7
Healthcare Providers & Services	0.7
Internet Services	0.7
Miscellaneous Manufacturers	0.7
Paper & Forest Products	0.7
Retailers - Food & Drug	0.7
Beverages	0.6
Diversified Operations	0.6
Electric Utilities	0.6
Independent Power Producers & Energy Traders	0.6
Industrial Conglomerates	0.6
Diversified Financial Services	0.5
Foods	0.5
Hotels, Restaurants & Leisure	0.5
Multimedia	0.5
Specialty Retail	0.5

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	37

Portfolio of Investments

as of July 31, 2006 Cont’d.

Industry
Business Services	0.4%
Clothing & Apparel	0.4
Electronic Components & Equipment	0.4
IT Services	0.4
Multi-Line Retail	0.4
Building Products	0.3
Cable Television	0.3
Consumer Products	0.3
Energy Equipment & Services	0.3
Entertainment	0.3
Food Products	0.3
Industrial Products	0.3
Advertising	0.2
Auto Components	0.2
Distribution/Wholesale	0.2
Diversified Telecommunication Services	0.2
Environmental Services	0.2
Healthcare-Products	0.2
Household Products	0.2
Manufacturing	0.2
Oil & Gas	0.2
Real Estate	0.2
Restaurants	0.2
Textiles, Apparel & Luxury Goods	0.2
Airlines	0.1
Building Materials	0.1
Electronic Equipment & Instruments	0.1
Electronics	0.1
Equipment & Services	0.1
Food & Beverage	0.1
Iron/Steel	0.1
Metals	0.1
Multi-Utilities	0.1
Office Equipment	0.1

100.3%
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2006	ANNUAL REPORT

Target Asset Allocation Funds/Target Growth Allocation Fund

Statement of Assets and Liabilities

as of July 31, 2006

Assets
Investments, at value:
Unaffiliated investments (cost $264,886,623)	$293,750,578
Affiliated investments (cost $16,958,323)	16,958,323
Receivable for investments sold	900,415
Dividends and interest receivable	519,383
Foreign currency, at value (cost $434,907)	440,792
Receivable for Fund shares sold	363,359
Prepaid expenses	7,843

Total assets	312,940,693

Liabilities
Payable for investments purchased	1,554,737
Payable to custodian	678,651
Payable for Fund shares reacquired	262,211
Unrealized depreciation on foreign currency contracts	201,619
Management fee payable	194,712
Distribution fee payable	190,002
Accrued expenses and other liabilities	38,181
Transfer agent fee payable	30,916
Deferred trustees’ fees	8,907

Total liabilities	3,159,936

Net Assets	$309,780,757

Net assets were comprised of:
Shares of beneficial interest, at par	$24,227
Paid-in capital, in excess of par	264,565,107

264,589,334
Accumulated net investment loss	(82,690)
Accumulated net realized gain on investments and foreign currency transactions	16,594,106
Net unrealized appreciation on investments and foreign currencies	28,680,007

Net assets, July 31, 2006	$309,780,757

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($99,959,939 ÷ 7,535,639 shares of common stock issued and outstanding)	$13.26
Maximum sales charge (5.5% of offering price)	0.77

Maximum offering price to public	$14.03

Class B
Net asset value, offering price and redemption price per share ($99,927,964 ÷ 7,972,676 shares of common stock issued and outstanding)	$12.53

Class C
Net asset value, offering price and redemption price per share ($90,092,138 ÷ 7,187,663 shares of common stock issued and outstanding)	$12.53

Class M
Net asset value, offering price and redemption price per share ($8,019,007 ÷ 639,417 shares of common stock issued and outstanding)	$12.54

Class R
Net asset value, offering price and redemption price per share ($194,911 ÷ 14,752 shares of common stock issued and outstanding)	$13.21

Class X
Net asset value, offering price and redemption price per share ($3,702,886 ÷ 294,980 shares of common stock issued and outstanding)	$12.55

Class Z
Net asset value, offering price and redemption price per share ($7,883,912 ÷ 582,369 shares of common stock issued and outstanding)	$13.54

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	41

Statement of Operations

Year Ended July 31, 2006

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $202,391)	$4,985,675
Affiliated dividends	599,225
Unaffiliated interest	17

5,584,917

Expense
Management fee	2,152,913
Distribution fee—Class A	197,482
Distribution fee—Class B	1,097,003
Distribution fee—Class C	831,998
Distribution fee—Class M	56,348
Distribution fee—Class R	445
Distribution fee—Class X	20,433
Custodian’s fees and expenses	268,000
Transfer agent’s fees and expenses (including affiliated expenses of $376,000)	570,000
Reports to shareholders	65,000
Registration fee	52,000
Legal fee	40,000
Audit fee	17,000
Trustees’ fees	15,000
Loan interest expense (Note 7)	285
Miscellaneous	69,204

Total expenses	5,453,111

Net investment income	131,806

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	20,868,334
Foreign currency transactions	(34,871)

20,833,463

Net change in unrealized appreciation/depreciation on investments:
Investments	(1,063,181)
Foreign currencies	(416,025)

(1,479,206)

Net gain on investments	19,354,257

Net Increase In Net Assets Resulting From Operations	$19,486,063

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$131,806	$(828,209)
Net realized gain on investments and foreign currency transactions	20,833,463	37,975,273
Net change in unrealized appreciation/depreciation on investments and foreign currencies	(1,479,206)	7,518,210

Net increase in net assets resulting from operations	19,486,063	44,665,274

Dividends and distributions (Note 1)
Distributions from net realized gains
Class A	(5,620,305)	—
Class B	(9,509,414)	—
Class C	(6,812,820)	—
Class M	(388,016)	—
Class R	(2,000)	—
Class X	(121,760)	—
Class Z	(582,696)	—

	(23,037,011)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	80,511,727	52,477,039
Net asset value of shares issued in reinvestment of distributions	21,507,832	—
Cost of shares reacquired	(52,088,541)	(40,332,764)

Net increase in net assets resulting from Fund share transactions	49,931,018	12,144,275

Total increase	46,380,070	56,809,549

Net Assets
Beginning of year	263,400,687	206,591,138

End of year	$309,780,757	$263,400,687

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	43

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust) (formerly known as Strategic Partners Asset Allocation Funds) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Growth Allocation Fund (the “Fund”) (formerly known as Strategic Partners Growth Allocation Fund), Target Conservative Allocation Fund (formerly known as Strategic Partners Conservative Allocation Fund) and Target Moderate Allocation Fund (formerly known as Strategic Partners Moderate Allocation Fund). These financial statements relate only to Target Growth Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets as detailed in the chart below.

Fund Segment	Subadvisor	Effective Date
Large-cap growth stocks	Marsico Capital Management, LLC Goldman Sachs Asset Management L.P.	June 28, 2005 June 28, 2005
Large-cap value stocks	Hotchkis and Wiley Capital Management LLC J.P. Morgan Investment Management Inc. NFJ Investment Group L.P.	April 13, 2005 April 13, 2005 December 16, 2005
International stocks	LSV Asset Management Thornburg Investment Management, Inc.	April 13, 2005 April 13, 2005
Small/Mid-cap growth stocks	RS Investment Management, L.P.	November 20, 2002
Small/Mid-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.	December 20, 2001 July 11, 2005

The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances substantially all of the Fund’s assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

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Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value. As of July 31, 2006, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Target Asset Allocation Funds/Target Growth Allocation Fund	45

Notes to Financial Statements

Cont’d

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other

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factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as in unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Target Asset Allocation Funds/Target Growth Allocation Fund	47

Notes to Financial Statements

Cont’d

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Sub-advisors’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of average daily net assets up to $500 million, 0.70 of 1% of average daily net assets for the next $500 million and 0.65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was 0.75 of 1% for the year ended July 31, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were .25 of 1%, 1%, 1%, 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2006.

PIMS has advised the Fund that it has received approximately $597,000 in front-end sales charges resulting from sales of Class A during the year ended July 31, 2006. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS has advised the Fund that for the year ended July 31, 2006, it has received approximately $142,700, $12,900, $18,800 and $4,400 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. First Clearing Corporation, an affiliate of PI, served as a broker/dealer. For the year ended July 31, 2006, the Fund incurred approximately $59,300 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2006, Wachovia Securities, LLC, an affiliate of PI, earned $40 and Prudential Equity Group, LLC, a wholly owned subsidiary of Prudential, earned $4,979, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2006, aggregated $254,366,568 and $231,811,998, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net

Target Asset Allocation Funds/Target Growth Allocation Fund	49

Notes to Financial Statements

Cont’d

investment loss and accumulated net realized gains (losses) on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized gain (loss) on investments and foreign currency transactions. For the year ended July 31, 2006, the adjustments were to decrease accumulated net investment loss by $22,532 and decrease accumulated realized gain on investments by $22,532 due to certain tax adjustments pertaining to the investment in Passive Foreign Investment Companies, investment in Real Estate Investment Trusts and due to a reclass of net foreign currency losses. Net investment loss, net realized gains or losses and net assets were not affected by these reclassifications.

For the year ended July 31, 2006 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets of $413,285 was ordinary income. In addition, for the year ended July 31, 2006 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets of $22,623,726 was long-term capital gain.

As of July 31, 2006, the accumulated undistributed earnings on a tax basis were $5,778,426 of ordinary income and $12,380,252 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$283,311,029	$36,940,734	$(9,542,862)	$27,397,872	$(181,178)	$27,216,694

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in real estate investments trusts. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

In addition the fund has elected to treat net foreign currency losses of $373,890 incurred between November 1, 2005 and July 31, 2006 as being incurred during the fiscal year ending July 31, 2007.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%.

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Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares are generally closed to new purchases. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2006, Prudential owned 226 Class M shares, 217 Class R shares and 226 Class X shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2006:
Shares sold	2,071,026	$27,592,832
Shares issued in reinvestment of dividends and distributions	419,329	5,338,054
Shares reacquired	(1,048,740)	(13,947,973)

Net increase (decrease) in shares outstanding before conversion	1,441,615	18,982,913
Shares issued upon conversion from Class B and Class X	1,384,076	18,075,012

Net increase (decrease) in shares outstanding	2,825,691	$37,057,925

Year ended July 31, 2005:
Shares sold	1,203,667	$14,791,301
Shares reacquired	(854,189)	(10,414,005)

Net increase (decrease) in shares outstanding before conversion	349,478	4,377,296
Shares issued upon conversion from Class B	198,583	2,459,900

Net increase (decrease) in shares outstanding	548,061	$6,837,196

Target Asset Allocation Funds/Target Growth Allocation Fund	51

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended July 31, 2006:
Shares sold	1,101,901	$13,932,296
Shares issued in reinvestment of dividends and distributions	759,707	9,184,863
Shares reacquired	(1,225,788)	(15,529,965)

Net increase (decrease) in shares outstanding before conversion	635,820	7,587,194
Shares reacquired upon conversion into Class A	(1,453,201)	(17,983,236)

Net increase (decrease) in shares outstanding	(817,381)	$(10,396,042)

Year ended July 31, 2005:
Shares sold	1,295,338	$15,085,740
Shares reacquired	(1,206,943)	(14,085,921)

Net increase (decrease) in shares outstanding before conversion	88,395	999,819
Shares reacquired upon conversion into Class A	(207,052)	(2,459,900)

Net increase (decrease) in shares outstanding	(118,657)	$(1,460,081)

Class C
Year ended July 31, 2006:
Shares sold	2,020,567	$25,537,810
Shares issued in reinvestment of dividends and distributions	496,743	6,005,627
Shares reacquired	(1,340,697)	(16,905,241)

Net increase (decrease) in shares outstanding	1,176,613	$14,638,196

Year ended July 31, 2005:
Shares sold	1,348,988	$15,833,859
Shares reacquired	(1,171,946)	(13,670,941)

Net increase (decrease) in shares outstanding	177,042	$2,162,918

Class M
Year ended July 31, 2006:
Shares sold	525,987	$6,641,708
Shares issued in reinvestment of dividends and distributions	30,269	366,256
Shares reacquired	(150,725)	(1,902,207)

Net increase (decrease) in shares outstanding	405,531	$5,105,757

October 4, 2004* to July 31, 2005
Shares sold	260,899	$3,117,469
Shares reacquired	(27,013)	(326,212)

Net increase (decrease) in shares outstanding	233,886	$2,791,257

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Class R	Shares	Amount
Year ended July 31, 2006:
Shares sold	25,081	$330,459
Shares issued in reinvestment of dividends and distributions	138	1,759
Shares reacquired	(10,684)	(140,584)

Net increase (decrease) in shares outstanding	14,535	$191,634

October 4, 2004* to July 31, 2005
Shares sold	217	$2,500

Net increase (decrease) in shares outstanding	217	$2,500

Class X
Year ended July 31, 2006:
Shares sold	313,329	$4,023,170
Shares issued in reinvestment of dividends and distributions	9,816	118,874
Shares reacquired	(111,304)	(1,421,897)

Net increase (decrease) in shares outstanding before conversion	211,841	2,720,147
Shares reacquired upon conversion into Class A	(7,347)	(91,776)

Net increase (decrease) in shares outstanding	204,494	$2,628,371

October 4, 2004* to July 31, 2005
Shares sold	117,442	$1,395,416
Shares reacquired	(26,956)	(319,116)

Net increase (decrease) in shares outstanding	90,486	$1,076,300

Class Z
Year ended July 31, 2006:
Shares sold	181,540	$2,453,452
Shares issued in reinvestment of dividends and distributions	37,964	492,399
Shares reacquired	(165,558)	(2,240,674)

Net increase (decrease) in shares outstanding	53,946	$705,177

Year ended July 31, 2005:
Shares sold	178,108	$2,250,754
Shares reacquired	(126,343)	(1,516,569)

Net increase (decrease) in shares outstanding	51,765	$734,185

*	Commencement of offering of new share class.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused

Target Asset Allocation Funds/Target Growth Allocation Fund	53

Notes to Financial Statements

Cont’d

portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006.

The Fund utilized the line of credit during the year ended July 31, 2006. The average balance is for the number of days the Fund had an outstanding balance.

Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rate
$2,300,000	1	4.47%

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Financial Highlights

(Unaudited)

JULY 31, 2006	ANNUAL REPORT

Target Asset Allocation Funds/Target Growth Allocation Fund

Financial Highlights

Class A
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.36

Income (loss) from investment operations:
Net investment income (loss)	.08
Net realized and unrealized gain (loss) on investment transactions	.93

Total from investment operations	1.01

Less Distributions:
Distributions from net realized gains on investments	(1.11)

Net asset value, end of year	$13.26

Total Return(a)	8.00%
Ratios/Supplemental Data:
Net assets, end of year (000)	$99,960
Average net assets (000)	$78,993
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.38%
Expenses, excluding distribution and service (12b-1) fees	1.13%
Net investment income (loss)	.57%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	85%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2005(b)	2004(b)	2003(b)	2002

$10.96	$9.53	$8.38	$10.70

.02	(.03)	(.03)	(.03)
2.38	1.46	1.18	(2.27)

2.40	1.43	1.15	(2.30)

—	—	—	(.02)

$13.36	$10.96	$9.53	$8.38

21.90%	15.01%	13.72%	(21.49)%

$62,948	$45,622	$35,897	$30,337
$52,589	$43,525	$31,290	$36,151

1.38%	1.43%	1.71%	1.57%
1.13%	1.18%	1.46%	1.32%
.20%	(.25)%	(.31)%	(.35)%

200%	79%	89%	98%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	57

Financial Highlights

Cont’d

Class B
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.78

Income (loss) from investment operations:
Net investment loss	(.03)
Net realized and unrealized gain (loss) on investment transactions	.89

Total from investment operations	.86

Less Distributions:
Distributions from net realized gains from investments	(1.11)

Net asset value, end of year	$12.53

Total Return(a)	7.06%
Ratios/Supplemental Data:
Net assets, end of year (000)	$99,928
Average net assets (000)	$109,700
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13%
Expenses, excluding distribution and service (12b-1) fees	1.13%
Net investment loss	(.20)%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2005(b)	2004(b)	2003(b)	2002

$10.56	$9.25	$8.20	$10.55

(.06)	(.11)	(.09)	(.11)
2.28	1.42	1.14	(2.22)

2.22	1.31	1.05	(2.33)

—	—	—	(.02)

$12.78	$10.56	$9.25	$8.20

21.02%	14.16%	12.80%	(22.08)%

$112,312	$94,066	$76,430	$70,043
$103,140	$90,535	$67,723	$82,953

2.13%	2.18%	2.46%	2.32%
1.13%	1.18%	1.46%	1.32%
(.55)%	(1.00)%	(1.07)%	(1.09)%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	59

Financial Highlights

Cont’d

Class C
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.78

Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain (loss) on investment transactions	.88

Total from investment operations	.86

Less Distributions:
Distributions from net realized gains from investments	(1.11)

Net asset value, end of year	$12.53

Total Return(a)	7.06%
Ratios/Supplemental Data:
Net assets, end of year (000)	$90,092
Average net assets (000)	$83,200
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13%
Expenses, excluding distribution and service (12b-1) fees	1.13%
Net investment loss	(.19)%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2005(b)	2004(b)	2003(b)	2002

$10.56	$9.25	$8.20	$10.55

(.06)	(.11)	(.09)	(.09)
2.28	1.42	1.14	(2.24)

2.22	1.31	1.05	(2.33)

—	—	—	(.02)

$12.78	$10.56	$9.25	$8.20

21.02%	14.16%	12.80%	(22.08)%

$76,811	$61,606	$47,616	$37,468
$68,555	$58,465	$39,926	$38,874

2.13%	2.18%	2.46%	2.32%
1.13%	1.18%	1.46%	1.32%
(.55)%	(1.00)%	(1.06)%	(1.09)%

Target Asset Allocation Funds/Target Growth Allocation Fund	61

Financial Highlights

Cont’d

	Class M
	Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.78	$11.07

Income (loss) from investment operations:
Net investment loss	(.02)	(.05)
Net realized and unrealized gain on investment transactions	.89	1.76

Total from investment operations	.87	1.71

Less Distributions:
Distributions from net realized gains from investments	(1.11)	—

Net asset value, end of period	$12.54	$12.78

Total Return(b)	7.14%	15.45%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,019	$2,990
Average net assets (000)	$5,619	$1,542
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13%	2.13	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.13	%(c)
Net investment loss	(.13)%	(.51	)%(c)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total Returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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	Class R
	Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.34	$11.51

Income from investment operations:
Net investment income	.07	—	(e)
Net realized and unrealized gain on investment transactions	.91	1.83

Total from investment operations	.98	1.83

Less Distributions:
Distributions from net realized gains from investments	(1.11)	—

Net asset value, end of period	$13.21	$13.34

Total Return(b)	7.69%	15.90%
Ratios/Supplemental Data:
Net assets, end of period (000)	$195	$2,898	(h)
Average net assets (000)	$89	$2,687	(h)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.63%	1.63	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.13	%(c)
Net investment income	.51%	—	%(c)(g)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total Returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Less than $.005 per share.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily assets of the Class R shares.
(g)	Less than .005%
(h)	Amount is actual and not rounded.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	63

Financial Highlights

Cont’d

	Class X
	Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.79	$11.07

Income (loss) from investment operations:
Net investment loss	(.01)	(.05)
Net realized and unrealized gain on investment transactions	.88	1.77

Total from investment operations	.87	1.72

Less Distributions:
Distributions from net realized gains from investments	(1.11)	—

Net asset value, end of period	$12.55	$12.79

Total Return(b)	7.13%	15.54%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,703	$1,158
Average net assets (000)	$2,043	$608
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13%	2.13	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.13	%(c)
Net investment loss	(.09)%	(.52	)%(c)

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total Returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended July 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.58

Income (loss) from investment operations:
Net investment income (loss)	.11
Net realized and unrealized gain (loss) on investment transactions	.96

Total from investment operations	1.07

Less Distributions:
Distributions from net realized gains from investments	(1.11)

Net asset value, end of year	$13.54

Total Return(a)	8.25%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,884
Average net assets (000)	$6,977
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.13%
Expenses, excluding distribution and service (12b-1) fees	1.13%
Net investment income (loss)	.86%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Less than $.005 per share.
(d)	Less than .005%.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2005(b)	2004(b)		2003(b)	2002

$11.11	$9.64		$8.45	$10.77

.05	—	(c)	— (c)	(.01)
2.42	1.47		1.19	(2.29)

2.47	1.47		1.19	(2.30)

—	—		—	(.02)

$13.58	$11.11		$9.64	$8.45

22.23%	15.25%		14.08%	(21.35)%

$7,179	$5,297		$2,589	$1,897
$5,709	$3,837		$2,767	$2,778

1.13%	1.18%		1.46%	1.32%
1.13%	1.18%		1.46%	1.32%
.45%	—	%(d)	(.02)%	(.10)%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Target Asset Allocation Funds—Target Growth Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Target Asset Allocation Funds—Target Growth Allocation Fund (the “Fund”), including the portfolio of investments as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the periods presented prior to August 1, 2003, were audited by other auditors, whose report dated September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Target Asset Allocation Funds—Target Growth Allocation Fund as of July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 22, 2006

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2006, the Fund paid dividends taxable as ordinary income of $0.02 for Class A, B, C, M, R, X and Z shares. The Fund also paid long-term capital gains of $1.09 per share to Class A, B, C, M, R, X and Z shares.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2006 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 and 2) dividends received deduction (DRD) eligible for corporate shareholders 3) qualified interest income (QII) dividends under The American Job Creation Act of 2004 4) qualified short-term gain (QSTG) dividends under The American Job Creation Act of 2004:

	QDI	DRD	QII	QSTG
Target Growth Allocation Fund	76.02%	46.97%	0.00%	100.00%

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2006.

Target Asset Allocation Funds/Target Growth Allocation Fund	69

Management of the Funds

(Unaudited)

Information pertaining to the Trustees of the Target Asset Allocation Funds (the “Funds”) is set forth below. Trustees who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Funds are referred to as “Interested Trustees.” “Fund Complex”† consists of the Funds and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 1998(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

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Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (63), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 1999(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1999(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Funds who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Target Asset Allocation Funds/Target Growth Allocation Fund	71

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Target Asset Allocation Funds/Target Growth Allocation Fund	73

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Target Asset Allocation Funds (formerly, Strategic Partners Asset Allocation Funds) oversees the management of the Target Growth Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadvisor, each of which serves as subadvisor pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and each subadvisor. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisors, as well as the provision of fund recordkeeping, and compliance services to the Fund. With respect to PI’s oversight of the subadvisors, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisors when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisors. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadvisor, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisors, as well as PI’s recommendation, based on its review of the subadvisors, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadvisor, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisors’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadvisor’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadvisor. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadvisor.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadvisor, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadvisor under the management and subadvisory agreements.

Performance of Target Growth Allocation Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance during the first quarter of 2006 that was in the first quartile, performance that was in the first quartile over

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one-year and three-year periods and performance that was in the second quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed over the same time periods when compared against its benchmark index. The Board reviewed the separate performance records of the various “sleeves” of the Fund managed by each of the Fund’s subadvisors. The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisors to comparable mutual funds.

The Fund’s management fee of 0.750% ranked in the first quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

The Board further noted that during 2005 and continuing through 2006, several significant initiatives had been approved which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund. In particular, the Board observed that implementation of an electronic registration statement desktop publishing system to replace the use of financial printing firms was expected to be completed by the end of 2006 and was expected to significantly reduce the costs borne by Fund shareholders for the production and filing of Fund registration statements. The Board also observed that new custodian arrangements had been approved, which were also expected to result in reductions in custodian fees borne by Fund shareholders.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

The Board noted that none of the subadvisors was affiliated with PI, and concluded that the level of profitability, of a subadvisor not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisors, as well as the fact that PI compensates the subadvisors out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisors

The Board considered potential ancillary benefits that might be received by PI, the subadvisors, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisors included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisors, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisors were consistent with the types of benefits generally derived by investment managers and subadvisors to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	2.06%	5.02%	6.08%
Class B	2.16	5.23	6.06
Class C	6.08	5.39	6.06
Class M	1.25	N/A	9.85
Class R	7.69	N/A	12.93
Class X	1.24	N/A	9.90
Class Z	8.25	6.47	7.15

Average Annual Total Returns (Without Sales Charges) as of 7/31/06
	One Year	Five Years	Since Inception
Class A	8.00%	6.21%	6.86%
Class B	7.06	5.39	6.06
Class C	7.06	5.39	6.06
Class M	7.14	N/A	12.36
Class R	7.69	N/A	12.93
Class X	7.13	N/A	12.41
Class Z	8.25	6.47	7.15

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

The graph compares a $10,000 investment in the Target Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Target Growth Allocation Fund (Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2006) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (80%) and the MSCI EAFE (20%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Growth Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisors the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISORS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management LP	32 Old Slip, 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	JP Morgan Investment Management, Inc.	522 Fifth Avenue 13th Floor New York, NY 10036

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	NFJ Investment Group L.P.	2100 Ross Avenue Suite 1840 Dallas, TX 75201

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Growth Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	N/A	PGARX	N/A	PDHZX
CUSIP	87612A823	87612A815	87612A799	87612A765	87612A781	87612A757	87612A773

MFSP504E5    IFS-A123912    Ed. 09/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2006 and July 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $50,100 and $50,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $21,300 and $84,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Target Asset Allocation Funds (fka Strategic Partners Asset Allocation Funds)

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	September 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	September 25, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	September 25, 2006

* Print the name and title of each signing officer under his or her signature.